ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

$100,000,000 IN UNITS OF LIMITED LIABILITY COMPANY INTEREST

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC (“TEI Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end management investment company. TEI Fund’s investment objective is to seek long-term growth of principal across varying market conditions with low volatility. “Low volatility” in this objective means the past monthly net asset value fluctuations of TEI Fund Units are less than the rolling 10-year annualized standard deviation of the monthly ups and downs of the Standard & Poor’s 500-stock index.

TEI Fund invests substantially all of its investable assets in Rochdale Core Alternative Strategies Fund (Cayman) LDC (the “Offshore Fund”), a Cayman Islands limited duration company (“LDC”) with the same investment objective as TEI Fund. The Offshore Fund in turn invests substantially all of its investable assets in Rochdale Core Alternative Strategies Master Fund, LLC, a Delaware limited liability company, (the “Master Fund”), a registered investment company with the same investment objective as the Offshore Fund and TEI Fund. The Offshore Fund serves solely as an intermediate entity through which TEI Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets.  The Offshore Fund is classified as a corporation under tax laws of the United States and the Cayman Islands. Rochdale Investment Management LLC (the “Manager” or “Rochdale”) is the investment adviser to the Master Fund and performs related services with respect to the assets of TEI Fund and the Offshore Fund.  The Manager delegated sub-investment advisory responsibilities to PineBridge Investments LLC, a Delaware limited liability company (formerly, AIG Global Investment Corp.) (the “Sub-Adviser”) with respect to the Master Fund.  The above structure, as discussed in this Prospectus, is designed to enable tax-deferred and tax-exempt investors (“TEI”) to invest in TEI Fund without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-deferred or tax-exempt status.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Hedge Funds”), that pursue a variety of “absolute return” investment strategies. “Absolute return” refers to a broad class of investment strategies that attempt to consistently generate positive returns regardless of market conditions.  Hedge Funds using absolute return strategies are not managed to track a specific securities index, such as the Dow Jones Industrial Average, the Standard & Poor’s 500-stock index or the NASDAQ composite.  An investment in TEI Fund presents a heightened risk of total loss of investment because the Hedge Funds in which TEI Fund indirectly invests are subject to special risks and loss of investment.  See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Hedge Funds.”

This Prospectus applies to the offering of Units (“Units”) of TEI Fund.1 The Units will be offered at net asset value, plus any applicable sales charge, as described herein.  TEI Fund has registered $100,000,000 in Units for sale under the registration statement to which this Prospectus relates.  No person who is admitted as a Member of TEI Fund (“Member”) will have the right to require TEI Fund to redeem any Units.  No person whose investment is rejected will incur a sales charge.

If you purchase Units of TEI Fund, you will become bound by the terms and conditions of the limited liability company agreement (“Operating Agreement”).  A copy of this agreement is attached as Appendix B to this Prospectus and the material terms of this agreement are described in this Prospectus.

Each investor will be required to certify that the Units purchased are being acquired directly or indirectly for a “Qualified Investor”.  A “Qualified Investor” must be all of the following: (a) a “U.S. person” for Federal income tax purposes, (b) a tax-deferred or tax-exempt entity for Federal tax purposes and (c) a “qualified client” under Federal securities law.  The categories of Qualified Investors are set forth in the investor certification that each investor must sign in order to invest initially or additionally in TEI Fund, a form of which appears as Appendix A to this Prospectus.

1          “Unit” or “Units” refers to an investor’s limited liability company interest in TEI Fund.

A tax-deferred or tax-exempt entity includes: (1) a pension, profit sharing, or other employee benefit trust that is exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), by reason of qualification under Section 401 of the Code;  (2) an employee benefit plan or other program established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs;  (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts (“IRAs”) (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans); and (6) state colleges and universities.

Qualified Investors also must meet certain additional “qualified client” criteria, such as being individuals or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $2,000,000, or persons who have immediately after the time of purchase at least $100,000,000 under the Manager’s or its affiliates’ management, including any amount invested in TEI Fund, or that they meet certain other qualification requirements.

TEI Fund Units are an illiquid investment.  The Units will neither be listed on any securities exchange nor will they trade in a secondary market.  The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the operating agreement of TEI Fund.  Although TEI Fund may offer to repurchase Units from time to time, Units will not be redeemable at an investor’s option nor will they be exchangeable for interests or Units of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Units.  See “Principal Risk Factors Relating to TEI Fund’s Structure – Closed-End Fund; Limited Liquidity; Units Not Listed; Repurchase of Units”.  The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

An investment in TEI Fund should be considered speculative and entails substantial risk.

This Prospectus provides information that you should know about TEI Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about TEI Fund, including TEI Fund’s statement of additional information (“SAI”), dated September 13, 2011, has been filed with the U.S. Securities and Exchange Commission (“SEC”).  You can request a copy of the SAI without charge by writing to TEI Fund’s “Distributor”: RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837; or by calling the Distributor at 1-800-245-9888.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page 89 of this Prospectus.  You can obtain the SAI, and other information about TEI Fund, on the SEC’s website (http://www.sec.gov).

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities.  Any representation to the contrary is a criminal offense.

Price to Public2	Sales Load3	Proceeds to TEI Fund or Other Persons
Total Minimum: $25,000	$500	$24,500
Total Maximum: $100,000,000	$2,000,000	$98,000,0004

The Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice.  Each prospective investor should consult with his or her own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in TEI Fund.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the operating agreement of TEI Fund.

TEI FUND’S DISTRIBUTOR IS RIM SECURITIES LLC AT 1-800-245-9888.

The date of this Prospectus is September 13, 2011

2           RIM Securities LLC acts as the distributor (“Distributor”) of TEI Fund’s Units on a best-efforts basis, subject to various conditions.  TEI Fund may also distribute Units through other brokers or dealers.  TEI Fund will sell Units only to investors who certify that they are “Qualified Investors.”  See “Qualified Investors.”  The minimum initial investment is $25,000 and the minimum additional investment is $10,000, subject to waiver by the Distributor.  See “Sales Charge and Minimum Investment Waivers”.  Pending investment in TEI Fund, the proceeds of the offering, will be placed by TEI Fund in an interest-bearing escrow account maintained by U.S. Bank, N.A. (“U.S. Bank”), TEI Fund’s escrow agent, pending the closing of such offering.  After any closing, the balance in the escrow account will be invested pursuant to TEI Fund’s investment policies.  See “Use of Proceeds.”

3           Investments may be subject to a sales charge of up to 2%, subject to waivers by the Distributor for certain types of investors.  The Distributor retains the sales charge, and may reallow to broker-dealers participating in the offering up to the full applicable sales charge of 2%.  See “Purchase of Units.”  In addition, the Distributor, Rochdale or their affiliates (collectively, the “Rochdale affiliates”) may or may not pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Units or servicing of investors (“additional compensation for distribution or service”).  Whether the Rochdale affiliates will pay this additional compensation and the amount thereof may be determined by referring to  the Manager’s contractual agreement to waive and/or reimburse TEI Fund’s and the Master Fund’s expenses to the extent: (I) necessary to limit TEI Fund’s and the Master Fund’s combined annualized expenses to 2.25%; (ii) the amount waived and/or reimbursed is for distribution or service; and (iii) if any amount is for TEI Fund’s distribution, TEI Fund is not permitted to pay such an amount.  See “Summary of TEI Fund, Offshore Fund and Master Fund Expenses” and “Management of TEI Fund, the Offshore Fund and the Master Fund—Investor Servicing Arrangements” for more details.

4           The offering price is net asset value, plus any applicable sales charge or load.  The offering price, minus the sales charge, equals the proceeds to TEI Fund.  Other TEI Fund expenses of issuance and distribution, excluding underwriting discounts and commissions (as a percentage of net assets attributable to TEI Fund) are as follows.

Accounting	0.06%
Legal	0.12%
Directors’ Fees	0.05%
Investor Servicing	0.25%
Taxes/Audit	0.05%
Registration	0.06%
Printing	0.00%
Administration	0.09%
Custody	0.00%
Insurance	0.01%
Miscellaneous/Allocated from Master Fund	0.26%
Total	0.95%

TABLE OF CONTENTS

PAGE

SUMMARY	6
SUMMARY OF EXPENSES	24
USE OF PROCEEDS	26
INVESTMENT OBJECTIVE AND STRATEGIES	26
MANAGEMENT STRATEGY	31
PRINCIPAL RISK FACTORS RELATING TO TEI FUND’S STRUCTURE	36
SPECIAL RISKS OF FUND OF HEDGE FUNDS STRUCTURE, INCLUDING INVESTING IN UNREGISTERED FUNDS	38
PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS, AND INVESTMENT STRATEGIES OF THE HEDGE FUNDS	43
MANAGEMENT OF TEI FUND, THE OFFSHORE FUND AND THE MASTER FUND	56
FEES AND EXPENSES	60
PORTFOLIO TRANSACTIONS	64
VOTING	65
CONFLICTS OF INTEREST	65
OUTSTANDING SECURITIES	68
CONTROL PERSONS	68
PURCHASE OF UNITS	68
REPURCHASES OF UNITS	69
TRANSFERS OF UNITS	73
NET ASSET VALUATION	74
UNITS AND CAPITAL ACCOUNTS	76
TAXES	77
ERISA CONSIDERATIONS	82
QUALIFIED INVESTORS	83
INVESTOR SUITABILITY	83
GENERAL INFORMATION	84
FINANCIAL HIGHLIGHTS	85
ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT	86
TABLE OF CONTENTS OF SAI	89

APPENDIX A – ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC FORM OF INVESTOR CERTIFCATION	A-1
APPENDIX B – FORM OF ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC LIMITED LIABILITY COMPANY AGREEMENT	B-1

STRUCTURAL DIAGRAM

This diagram and the accompanying text are intended as a simplified illustration of the master-feeder structure of which TEI Fund forms a part.  Please refer to the body of this prospectus for a more complete discussion of TEI Fund and its investment program, as well as details regarding the fees, expenses and risks to which an investment in the Interests is subject.

As further described in this prospectus, TEI Fund is a feeder fund in a master-feeder structure.  TEI Fund invests substantially all of its investable assets into the Offshore Fund with the same investment objective as TEI Fund.  The Offshore Fund will in turn invest all of its investable assets into the Master Fund.  The Master Fund has the same investment objective as TEI Fund and the Offshore Fund.  The Master Fund invests principally in Hedge Funds managed by third-party investment managers (“Hedge Fund Managers”) who employ a variety of alternative investment strategies.  The Master Fund will have investors other than TEI Fund.  Rochdale Core Alternative Strategies Fund LLC, which is a Rochdale investment company for taxable investors, also invests in the Master Fund.

SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in Rochdale Core Alternative Strategies Fund TEI LLC (“TEI Fund”).  Before investing, a prospective investor in TEI Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and TEI Fund’s SAI and the terms and conditions of the Operating Agreement, each of which should be retained by any prospective investor.

TEI FUND
TEI Fund is a Delaware limited liability company that is registered under the 1940 Act as a closed-end, non-diversified, management investment company.  TEI Fund’s Units are registered under the Securities Act of 1933, as amended (“1933 Act”), but are subject to substantial limits on transferability and resale.

TEI Fund invests substantially all of its investable assets in Rochdale Core Alternative Strategies Fund (Cayman) LDC (the “Offshore Fund”), which is a limited duration company organized under the laws of the Cayman Islands that has the same investment objective as TEI Fund.  The Offshore Fund in turn invests substantially all of its investable assets in Rochdale Core Alternative Strategies Master Fund, LLC (the “Master Fund”), a Delaware limited liability company, which is a separate closed-end, non-diversified, management investment company with the same investment objective as TEI Fund.  TEI Fund is part of a structure designed to enable tax-deferred and tax-exempt investors to invest in a “fund of hedge funds” without receiving certain income that would be taxable to such investors regardless of their tax-deferred or tax-exempt status.  See “Taxes” and “ERISA Considerations.”

A “fund of hedge funds” provides a means for investors to participate in investments in the securities of Hedge Funds that pursue a variety of “absolute return” investment strategies.  Through its investment in the Master Fund, through the Offshore Fund, TEI Fund is intended to afford its Members access to a variety of Hedge Funds, the benefits of reduced risk through a variety of Hedge Fund investment strategies, and the benefits of professional portfolio managers.  An investment in a single professionally managed investment vehicle eliminates the need for investors to purchase securities in individual hedge funds.  TEI Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

THE OFFSHORE FUND
The Offshore Fund is interposed between TEI Fund and the Master Fund and serves as an intermediate entity with the objective that a Member does not ultimately incur any unrelated business taxable income (“UBTI”) that would otherwise result from certain investment activities of the Hedge Funds held by, or attributable to, the Master Fund.  The Offshore Fund is organized as a company with limited liability in the Cayman Islands.  The Offshore Fund has two members: TEI Fund, which serves as the managing member, and Rochdale Investment Management LLC (the “Manager” or “Rochdale”), which holds only a nominal non-voting interest in the Offshore Fund.  TEI Fund and the Manager have delegated all management of the Offshore Fund to TEI Fund, and TEI Fund is the managing member of the Offshore Fund.  The Offshore Fund has no independent investment discretion or other decision-making capabilities and effectively is controlled by the Board of TEI Fund.  The Offshore Fund offers its members limited liability and is treated as a corporation under the taxation laws of the Cayman Islands and the United States.

THE OFFERING
Purchases generally will be accepted quarterly.  Subject to an Expense Limitation Agreement (see “Summary of Expenses”), the Manager will be entitled to recover expenses incurred by it on behalf of TEI Fund and the Master Fund during each of TEI Fund’s and the Master Fund’s three fiscal years following the fiscal year in which such expenses were incurred.

USE OF PROCEEDS
TEI Fund will invest the proceeds of the offering period in accordance with investment objective and principal strategies that are the same for TEI Fund, the Offshore Fund and the Master Fund as soon as practicable, which the Manager and the Sub-Adviser (as defined below) expect to generally be within thirty days (subject to the availability of investment opportunities, cash management and other administrative factors) after each quarter-end closing of such offering.  Pending the investment of the proceeds of any offering pursuant to these investment policies, a portion of the proceeds of the offering that is not invested in the Hedge Funds may be invested in short-term, high quality debt securities or money market funds.  In addition, TEI Fund, by investing all or substantially all of its investable assets, through the Offshore Fund, in the Master Fund, may maintain a portion of the proceeds in cash to meet operational needs.  Further, as part of the general and continuous process of monitoring and evaluating Hedge Funds in the Master Fund’s portfolio, investable assets may be reallocated by the Master Fund’s sub-adviser, PineBridge Investments LLC, a Delaware limited liability company (formerly, AIG Global Investment Corp.) (the “Sub-Adviser”), among Hedge Funds, existing investments in Hedge Funds may be terminated, reduced and/or additional Hedge Funds may be selected by the Sub-Adviser in accordance with the investment objective.  See “The Manager and Sub-Adviser.”  “Use of Proceeds” and “Investment Process”.  Also see “Risk Factors” for the difficulties in reducing or terminating a Hedge Fund investment at net asset value.

INVESTMENT OBJECTIVE
The investment objective of each of TEI Fund, the Offshore Fund and the Master Fund is to seek long-term growth of principal across varying market conditions with low volatility.  “Low volatility” in this objective means the past monthly net asset value fluctuations of TEI Fund Units are less than the rolling 10-year annualized standard deviation of the monthly ups and downs of the Standard & Poor’s 500-stock index.  TEI Fund seeks to achieve its objective by investing  all or substantially all of its investable assets, through the Offshore Fund, in the Master Fund, which invests primarily in Hedge Funds that are managed by managers  (“Hedge Fund Managers”) that employ a variety of “absolute return” strategies.  The Sub-Adviser will seek to invest in Hedge Funds (a) with low to moderate correlation to the markets and (b) when combined, that will exhibit low volatility as defined for the investment objective.  This multi-manager, multi-strategy investing approach aims to deliver long-term growth of principal.  See “Principal Risk Factors Relating to TEI Fund’s Structure – Non-Diversified Status”.

The instruments in which the various Hedge Funds may invest, depending on the investment strategy of the Hedge Fund, include, without limitation, long and short positions in U.S. and non-U.S. equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks; convertible bonds; real estate related securities; and other financial instruments (collectively, “Financial Instruments”). Investments of Hedge Funds may or may not be leveraged.

The Sub-Adviser anticipates that the Hedge Funds: (i) will provide exposure to a range of investment strategies that historically have exhibited a low to moderate correlation to the general performance of the equity market and (ii) will generally fall within one (or more) of the three broadly defined primary investment strategies: macro, event multistrategy and equity.

Macro.  Macro strategies take long, short and relative value positions in Financial Instruments based on a top-down fundamental and technical analysis of capital market conditions.  Hedge Fund Managers begin evaluating opportunities based on economic and/or technical factors, working their way down to regional, country and industry specific analysis.  The Hedge Fund Managers make judgments about the expected future price direction of asset classes and express that opinion by taking long or short positions in a variety of instruments.  Investments are usually made in a wide variety of global futures, cash instruments and other Financial Instruments, including stocks, bonds, currencies, derivatives and commodities.

Event Multistrategy.  Event Multistrategy investing is an investment strategy that focuses on the securities of companies undergoing some material structural changes.  These changes can come in the form of mergers, acquisitions, spin offs, Dutch tender offers, share buybacks and other reorganizations. This strategy also seeks to exploit relative value inefficiencies across the capital structure or among closely related markets, generally without assuming an un-hedged exposure to any particular market or financial instrument.

Equity.  Equity investing involves the purchase and / or sale of listed or unlisted equity and equity-related Financial Instruments usually based on fundamental research and analysis.  Hedge Fund Managers may invest opportunistically in several sectors or they may be sector specialists.  These Hedge Fund Managers may be globally or regionally focused.  Hedge Fund Managers may also have a style bias, such as growth or value.  The average holding period of Hedge Fund Managers may vary as well between long-term or short-term trading.  Some Hedge Fund Managers may also take a top-down thematic approach while others utilize a bottoms-up approach pursuant to which individual securities are selected.

Examples of sub-strategies within the three primary investment strategies are provided in the chart below.  For more information about these examples, see “Investment Objective and Strategies - Management Strategy”.

PRIMARY INVESTMENT STRATEGIES
		MACRO	EVENT-MULTISTRATEGY	EQUITY
E X A M P L E	S U B - S T R A T E G I E S	■ Fundamental/Opportunistic ■ Systematic ■ Commodities ■ Fixed Income Arbitrage ■ Mortgage Backed Securities Arbitrage	■ Credit ■ Merger Arbitrage ■ Special Situations ■ Multistrategy Arbitrage ■ Volatility Arbitrage ■ Convertible Arbitrage	■ Long-Biased Equity ■ Hedged Equity ■ Statistical Arbitrage, Quantitative Equity Market Neutral and Fundamental Low Net Equity ■ Short-Biased Equity

Under the general supervision of the Manager, the Sub-Adviser currently intends to invest the Master Fund’s assets in a combination of Hedge Funds that in the aggregate, in the view of the Sub-Adviser, are substantially utilizing all three primary investment strategies.  The Sub-Adviser’s specific allocation will depend on the expected risk/return characteristics offered by each of the sub-strategies that fall under these primary investment strategies over time.  The Sub-Adviser will limit the Master Fund’s exposure to each sub-strategy by requiring a combination of Hedge Funds that, in the view of the Sub-Adviser, limit any one sub-strategy to no more than 50%, and any two sub-strategies to no more than 75%, of the Master Fund’s assets.  Under these limits, in the discretion of the Sub-Adviser, any one sub-strategy could represent a significantly large portion of Master Fund’s assets.

For information about how the Sub-Adviser will choose Hedge Funds representing these primary investment strategies, see “Investment Objective and Strategies - Investment Process”.

There can be no assurance that this investment objective will be achieved or that substantial losses will be avoided.  The investment objective may be changed by the board of directors (“Board”) of TEI Fund (also acting for the Offshore Fund) or of the Master Fund without the vote of a majority of TEI Fund’s, the Offshore Fund’s or the Master Fund’s outstanding voting securities, as the case may be.  Notice will be provided to Members prior to any such change.  See “Investment Objective and Strategies.”

RISK FACTORS
TEI Fund’s investment program is speculative and entails substantial risks.  TEI Fund has a limited operating history.  Units in TEI Fund will not be traded on any securities exchange, are not expected to trade on any other market, and are subject to substantial restrictions on transferability and resale.  TEI Fund may offer to repurchase Units, but the Units will not be redeemable at a Member’s option nor will they be exchangeable for interests or units of any other fund, because TEI Fund is a closed-end investment company.  TEI Fund may repurchase less than the full amount of Units that a Member requests to be repurchased.  If TEI Fund does not repurchase a Member’s Units, the Member may not be able to dispose of his or her Units, even during periods of TEI Fund underperformance, due to the substantial restrictions on the transferability and resale of the Units.  Notwithstanding the foregoing, with the consent of the Board, RIM Securities LLC may broker transfers of Units from one Member to another existing Member or from one Member to a new Member.

The circumstances under which the Board may suspend, postpone or terminate this offering include the following: (1) any period during which an emergency exists as a result of which it is not reasonably practicable for the Master Fund to purchase the securities it plans for its portfolio or to determine the value of TEI Fund’s or Master Fund’s net assets; (2) any other periods that the SEC permits by order for the protection of Members; or (3) other unusual circumstances as the Board deems advisable for the Master Fund, TEI Fund and its Members.

The Master Fund’s performance depends upon the performance of the Hedge Funds, and the Sub-Adviser’s ability to effectively select, allocate, and reallocate the Master Fund’s assets among Hedge Funds under the Manager’s supervision.  The Hedge Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Master Fund, and indirectly TEI Fund, will not be entitled to the protections of the 1940 Act with respect to the Hedge Funds.  A Hedge Fund Manager may use investment strategies that differ from its past practices and that are not fully disclosed to the Sub-Adviser, and that involve risks not anticipated by the Sub-Adviser.  Hedge Funds may have a limited operating history and Hedge Fund Managers may have limited experience in managing assets.

The strategies that the Hedge Fund Managers may use, including the three broadly defined primary investment strategies: (i) macro, (ii) event – multistrategy and (iii) equity, entail substantial risks as more fully described herein.  See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Hedge Funds.”

Macro strategies take long, short and relative value positions in Financial Instruments based on a top-down fundamental and technical analysis of capital market conditions.  The success of these strategies relies on the ability of Hedge Fund Managers to make accurate judgments about the expected future price direction of asset classes.

Event-multistrategy investing focuses on the securities of companies undergoing some material structural changes.  These strategies usually require the Hedge Fund Managers to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of Financial Instruments.  If the event fails to occur or it does not have the effect foreseen, losses can result.  This strategy may also seek to exploit relative value inefficiencies across the capital structure or among closely related markets, generally without assuming an un-hedged exposure to any particular market or financial instrument.  There is no assurance that the Hedge Fund Managers’ hedging efforts will be successful.

Equity investing involves the purchase and / or sale of listed or unlisted equity and equity-related Financial Instruments usually based on fundamental research. Various risks associated with investing in equities and the related hedging activities exist.  Such Financial Instruments fluctuate in value in response to many factors, including the performance of the issuer and movements in the equity markets.  As a result, such investments may result in losses if an issuer’s performance diverges from a Hedge Fund Manager's expectations or if equity markets move in an unexpected direction.

Additional risks associated with the strategies that may be used by the Hedge Fund Managers include:

Fixed-Income Securities.  Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

High-Yield Securities.  High-yield securities are generally not exchange-traded and, as a result, these instruments may trade in a smaller secondary market than exchange-traded bonds.  In addition, it may be more difficult to hedge the risks associated with such investments.  High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions.

Distressed Securities.  Distressed securities are likely to be particularly risky investments, though they also may offer the potential for correspondingly high returns.  Such Financial Instruments may be considered speculative, and the ability of companies issuing such Financial Instruments to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.

Foreign Securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities.  Foreign securities markets generally are not as developed or efficient or as strictly regulated as securities markets in the United States.  Volatility of prices of foreign securities can at times be greater than volatility of U.S. securities.  Foreign securities are also subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  The value of foreign securities may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Foreign Currency Transactions.  A Hedge Fund may engage in foreign currency transactions for a variety of purposes.  The success of these transactions will depend principally on the Hedge Fund Managers’ ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Concentration Of Investments; Non-Diversified Portfolios.  Hedge Funds may target or concentrate their investments in particular markets, sectors, or industries and may be considered to be non-diversified and invest without limit in a single issuer.  As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Hedge Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios.

Leverage.  “Leverage” or making purchases on “margin” is speculative and involves certain risks.  Although leverage will increase investment return if a Hedge Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Hedge Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the extent of the changes in the value of the Master Fund’s investment in the Hedge Fund.  In addition, Hedge Funds may not be subject to the same or similar asset coverage requirements that the 1940 Act imposes in connection with borrowing.  Therefore, Hedge Funds may be able to achieve greater levels of indebtedness and, consequently, greater risk due to leveraging or high interest payments, than would be permitted for a registered investment company.

Short Sales.  Although the gain from short selling is limited by the price at which the Hedge Fund Manager sold the security short, losses from short sales may be unlimited if the price of the security sold short continues to appreciate.    Certain jurisdictions recently have promulgated regulations restricting the use of short sales.  Certain Hedge Fund Managers may employ investment strategies (for example, short-biased equity and convertible arbitrage) which cannot be properly effected without the use of short sales and may be adversely affected by such regulations.

Repurchase Agreements and Reverse Repurchase Agreements.  Entering into repurchase agreements and reverse repurchase agreements involves certain risks.  If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Hedge Fund may seek to sell the securities which it holds, which action could involve costs or delays in addition to a loss on the securities if their value should fall below their repurchase price, in addition, a Hedge Fund’s ability to dispose of the underlying securities may be restricted.

Money Market Instruments.  Money market instruments may be subject to risk, including default risk, depreciation risk and liquidity risk.  Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation and may not be guaranteed by the Exchange Stabilization Fund.

Purchasing Initial Public Offerings.  Investing in securities of companies in initial public offerings or shortly thereafter entails special risks including a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies.

Highly Volatile Markets.  The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile.  Price movements, which may at times be rapid, are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Restructurings.  If Hedge Fund Managers purchase Financial Instruments in anticipation of an acquisition attempt or reorganization or with the intention to influence the management and policies of the issuer of the Financial Instruments, and an acquisition attempt or reorganization does not in fact occur or they are not able to so influence the issuer of the Financial Instruments, those Hedge Fund Managers may sell the Financial Instruments at a material loss.  In most forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, for failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new Financial Instrument the value of which will be less than the purchase price.

Incorrectly Valued Financial Instruments.  Financial Instruments that a Hedge Fund Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame a Hedge Fund Manager anticipates.  As a result, the Master Fund may lose all or substantially all of its investment in any particular instance.

Special Investment Instruments and Techniques, Including Derivative Instruments.  Certain of the special investment instruments and techniques that the Hedge Funds may use, including derivatives, are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.  Derivatives may involve risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments.  A small derivative investment could have a large potential impact on a Hedge Fund’s performance.  Derivatives may be poorly correlated with a Hedge Fund’s other investments, or a Hedge Fund may be unable to liquidate its derivative position because of an illiquid secondary market.  Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Forward Contracts.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration.  There may be imperfect correlation between a Hedge Fund’s holdings and the forward contracts entered into with respect to those holdings.

Swaps.  The success of swaps investments depend on the ability of a Hedge Fund Manager properly to value and trade swaps in light of interest rates and other applicable factors.  There is also the risk that a swap position may correlate imperfectly with the price of the asset or liability being hedged.  Moreover, the Hedge Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps.  Credit default swap agreements may involve greater risks than if the Hedge Fund had invested in the reference obligation directly.  Credit default swap agreements are subject to general market risk, liquidity risk, counterparty risk and credit risk.  Additionally, if the Hedge Fund is a buyer and no credit event occurs, it will lose its investment.  If the Hedge Fund is a seller and a credit event occurs, the value of the reference obligation received by the Hedge Fund, coupled with the periodic payments previously received, may nevertheless be less than the full notional value it pays to the buyer.

When-Issued and Forward Commitment Securities.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation.  If a Hedge Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

Lending Portfolio Securities.  A Hedge Fund might experience loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.

Restricted and Illiquid Investments.  Hedge Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.  A Hedge Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Hedge Fund may be permitted to sell a security under an effective registration statement.

Mortgage-Backed and Asset-Backed Securities.  In addition to default risk associated with other debt instruments, mortgage-backed and asset-backed securities also involve prepayment risks, interest rate risks and hedging risks.

Subordinated Securities.  Investments in subordinated securities involve greater credit risk of default than the senior classes of the issue or series.  Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity.

Sub-Prime Mortgage Market.  Sub-prime mortgage loans generally have higher delinquency and default rates than prime or ordinary course loans.  The cost of financing and servicing a delinquent or defaulted loan is generally higher than for a performing loan.  In addition, because sub-prime mortgage loans frequently have a higher loan-to-value ratio than ordinary course loans, a decrease in the underlying property values increases the probability that a holder of a loan will receive less than the full amount due in the event of a default.

Credit Ratings.  A credit rating may not fully reflect the risks inherent in the relevant security and is not a guarantee of quality.  In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value and may fail to make timely changes to credit ratings in response to subsequent events.  In addition, to the extent that a rating agency rates a security at the request of an issuer, the rating agency has a conflict of interest in providing such rating.

Straddles.  In straddle writing, the potential risk of loss is unlimited.  To the extent the price of the underlying security or commodity interest is either above or below the exercise price by more than the combined premium, the writer of a straddle will incur a loss when one of the options is exercised.  If the writer is assigned an exercise on one option position in the straddle and fails to close out the other position, subsequent fluctuations in the price of the underlying security or commodity interest could cause the other option to be exercised as well, causing a loss on both writing positions.

Risk Arbitrage Transactions.  Risk arbitrage transactions entail the risk of loss because a proposed merger, exchange offer, tender offer or other similar transaction may be delayed, appear to be, or actually is, not consummated or transactions may be consummated at a price in excess of that anticipated when the security was optioned or sold short by the Hedge Fund in the risk arbitrage transaction.

Convertible Arbitrage Investment.  A convertible arbitrage strategy will be sensitive to price changes in the underlying securities markets.  Convertible arbitrage is, in essence, most often a defensive strategy, as it forsakes much or all of the benefit of a rising market in order to be protective in a declining market.  Also, because of its additional yield characteristics, it is necessary for a buyer of convertibles to pay a conversion premium over the underlying equity.  There are circumstances when the conversion premium can erode more quickly than anticipated.  Liquidity of convertibles is not always assured, and there can be periods of temporary market dislocation when prices and arbitrage positions may be distorted.

Counterparty Risk.  Hedge Funds are subject to the risk of the insolvency of their counterparties (such as broker-dealers, futures commission merchants, banks or other financial institutions, exchanges or clearinghouses).  A Hedge Fund’s assets could be lost or impounded during a counterparty’s bankruptcy or insolvency proceedings and a substantial portion or all of the Hedge Fund’s assets may become unavailable to them either permanently or for a matter of years.

The value of TEI Fund’s net assets will fluctuate primarily based on the fluctuation in the value of the Hedge Funds in which the Master Fund invests.  To the extent that the portfolio of a Hedge Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk associated with the Master Fund’s investment in that Hedge Fund is increased.  Hedge Funds may be more likely than other types of funds to engage in the use of leverage, short sales, and derivative transactions.  A Hedge Fund’s use of such transactions is likely to cause the value of the Hedge Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used.  The investment environment in which the Hedge Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, technological, and regulatory change.

TEI Fund and the Master Fund will compute their respective net asset values (i.e. each entity’s total assets less each entity’s total liabilities, including accrued fees and expenses) as of the last business day of each month.  As the Manager, the Sub-Adviser and the Board anticipate that market prices will not be readily available for most Hedge Funds in which the Master Fund invests, the Master Fund’s valuation procedures provide that the fair value of investments in Hedge Funds ordinarily will be the value determined for each Hedge Fund in accordance with the Hedge Fund’s valuation policies.  A substantial number of Hedge Fund Managers will only provide determinations of the net asset value of Hedge Funds on a monthly basis, in which event it will not be possible to determine the net asset value of TEI Fund or the Master Fund more frequently.  Prospective TEI Fund investors should be aware that situations involving uncertainties as to the value of the Master Fund’s investment positions could have an adverse effect on TEI Fund’s net assets if the judgments of the Board, the Sub-Adviser, or the Hedge Fund Managers should prove incorrect.  See “Net Asset Valuation.”

The interests in the Hedge Funds in which the Master Fund invests or plans to invest will generally be illiquid.  The Master Fund may not be able to dispose of Hedge Fund interests that it has purchased at a time and/or price that it wishes.  Thus, TEI Fund Units may be similarly illiquid, and the ability of the Board to offer to repurchase Units through a tender offer may be limited in such circumstances.

Each Hedge Fund will be charged or subject to an asset-based fee and performance-based allocations or fees payable or allocated to the Hedge Fund Manager.  By investing in Hedge Funds through the Master Fund, an investor in TEI Fund indirectly bears asset-based management fees and performance-based fees at the Master Fund level, plus any asset-based and performance-based management fees and allocations at the Hedge Fund level in addition to the operating expenses of TEI Fund itself.  While the operating expenses of the Offshore Fund are borne by the Manager, nevertheless, an investor in TEI Fund will be subject to higher operating expenses than if he or she invested directly in Hedge Funds.  The performance-based compensation received by a Hedge Fund Manager also may create an incentive for that Hedge Fund Manager to overvalue the Hedge Fund’s assets or to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based compensation.  That compensation may be based on calculations of realized and unrealized gains made by the Hedge Fund Manager without independent oversight.

Investments by the Hedge Funds in foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States.  The Master Fund may be invested in Hedge Funds organized outside of the United States.  Thus, in the case of offshore Hedge Funds, they may not generate information required by U.S. holders of Units to file tax returns.  Further, it may be more difficult or impossible to: effect service of process, enforce judgments obtained in U.S. courts against offshore Hedge Funds based on U.S. securities law, bring an original action in foreign court to enforce liability against an offshore Hedge Fund based on U.S. securities law, and bring Member claims or Master Fund claims on behalf of Members.

Applicable rules and interpretations may limit the percentage of voting or non-voting securities of any Hedge Fund that may be held by the Master Fund.  To the extent the Master Fund purchases non-voting securities of, or the Sub-Adviser contractually foregoes on behalf of the Master Fund the right to vote in respect of, a Hedge Fund, it will not be able to vote on matters that require the approval of the investors of the Hedge Fund, including a matter that could adversely affect TEI Fund’s indirect investment in it.  There is no specific percentage limit on non-voting security investments by the Master Fund.

Man-Glenwood Lexington TEI, LLC or an affiliate thereof (“Man-Glenwood”), a non-affiliated investment company, has filed a patent application relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund (the “Patent Application”).  The Patent Application was published on February 2, 2006.  In the event that the Patent Application is granted and it is determined that the three-tier master-feeder structure of which TEI Fund forms a part infringes on the patent, TEI Fund’s Board may determine to have the Master Fund enter into a licensing agreement pursuant to which the master-feeder structure may continue to operate without infringing on the patent.  Such a licensing agreement will likely impose additional costs, in the form of licensing fees and other costs, on the Master Fund, TEI Fund and the Members.  Man-Glenwood has also filed a second unpublished patent application that is believed to include some common subject matter with the Patent Application.  The impact of this patent application, if a patent is ultimately issued thereon, is expected to be similar to the impact of the Patent Application.

If it is determined that the master-feeder structure of which TEI Fund forms a part infringes on the patent and a mutually agreeable license cannot or should not be negotiated, TEI Fund’s Board will be required to determine how to modify the three-tier master-feeder structure in order to address any patent infringement issues.  TEI Fund may bear costs and expenses, and incur losses, as a result of the implementation of such a modification that would, in turn, be borne by the Members.  There can be no assurance that these costs, expenses and losses will not have a material adverse effect on TEI Fund and the Members’ investment in TEI Fund.  See “Principal Risk Factors Relating to TEI Fund’s Structure —Man-Glenwood Patent Application.”

Special tax risks are associated with an investment in TEI Fund.  See “Principal Risk Factors Relating to TEI Fund’s Structure -- Distributions to Members and Payment of Tax Liability” and “Taxes.”

MANAGEMENT
The TEI Fund Board and the Master Fund Board have overall responsibility for the management and supervision of the operations of each of these entities, respectively.  The Offshore Fund has two members: TEI Fund, which serves as the managing member, and the Manager, which holds only a nominal non-voting interest in the Offshore Fund.  TEI Fund and the Manager have delegated all management of the Offshore Fund to TEI Fund, and TEI Fund is the managing member of the Offshore Fund.  The Offshore Fund has no independent investment discretion or other decision-making capabilities and effectively is controlled by the Board of TEI Fund.  See “Management of TEI Fund, the Offshore Fund and the Master Fund.”

THE MANAGER AND SUB-ADVISER
Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), Rochdale Investment Management LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), serves as the investment adviser (the “Manager”) for the Master Fund.  The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing these services.  The Manager has entered into a sub-investment management agreement (“Sub-Investment Management Agreement”) with the Sub-Adviser.  The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The Manager is owned primarily by Carl Acebes who is its Chairman, Co-Chief Investment Officer and Founder.

The Sub-Adviser is a member company of PineBridge Investments.  PineBridge Investments provides investment advice and markets asset management products and services to its clients around the world.  It operates as a multi-strategy investment manager in 32 countrieds and jurisdictions with $80.9 billion in assets under management as of March 31, 2011.  PineBridge Investments is a leading asset manager with long-term track records across listed equity, fixed income and alternative investments strategies, and a rich heritage managing assets for one of the world’s largest insurance and financial services companies.

PineBridge Investments is owned by Pacific Century Group (“PCG”). PineBridge Investments was acquired by PCG on March 26, 2010.  Prior to this transaction, PineBridge Investments was a portion of the investment advisory and asset management business of American International Group, Inc. with a legacy of investing dating back to the mid 1980s.

PCG is an Asia-based private investment group established in 1993 and has interests in infrastructure, property and other investments mainly in the Asia Pacific region.  PCG has a strong track record of holding and developing assets over the long term, and has a network of well-established connections in Asia.

THE ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC (the “Administrator”) serves as administrator to provide services to TEI Fund, the Offshore Fund and the Master Fund including preparing, coordinating and/or supervising reports, filings, marketing materials and tax returns, among other services for TEI Fund and the Master Fund.  The Administrator also monitors and oversees the activities of TEI Fund’s, the Offshore Fund’s and the Master Fund’s servicing agents (i.e., custodian, fund accountants, etc.); handles expense accruals; and performs such additional services as may be agreed upon by each company and the Administrator.  The Administrator also serves as TEI Fund’s and the Master Fund’s transfer and dividend disbursing agent and maintains and preserves certain books and records of TEI Fund, the Offshore Fund and the Master Fund.  The Administrator is compensated by TEI Fund and the Master Fund for providing these services to TEI Fund and to the Master Fund proportionately based on TEI Fund’s investment (through the Offshore Fund) in the Master Fund, while the Manager or an affiliate pays the cost for such services incurred by the Offshore Fund.

FEES AND EXPENSES
Investment Management Fee.  The investment management fee is shared by the Manager and the Sub-Adviser.  The Master Fund will pay the Manager an investment management fee at an annual rate equal to 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by TEI Fund of Units.  The investment management fee will accrue monthly and will be payable at the end of each quarter.  The investment management fee will be paid to the Manager out of the Master Fund’s assets.  The Manager will pay a fee to the Sub-Adviser at a rate equal to 60% of the amount of the fee earned by the Manager pursuant to the investment management agreement.  See “Fees and Expenses – Investment Management Fee Shared By the Manager and Sub-Adviser.”

Incentive Fee.  At the end of each Incentive Period (as described herein), TEI Fund will pay the Manager an Incentive Fee equal to 10% of each Member’s net profits in excess of (i) such Member’s Loss Carryforward Amount (as described herein) and (ii) a Preferred Return for such Incentive Period.

The Preferred Return is a non-cumulative, annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.  The Manager will pay to the Sub-Adviser 100% of the Incentive Fee.  To the extent that a capital contribution is made after the start of a calendar year or a repurchase of Units occurs prior to the end of the calendar year, the Preferred Return will be pro-rated accordingly.

The “Loss Carryforward Amount” for a Member commences at zero and, for each Incentive Period, is increased by the net losses allocated to such Member’s capital account for such Incentive Period or is reduced (but not below zero) by the net profits allocated to such Member’s capital account for such Incentive Period.

An “Incentive Period” with respect to a Member shall mean, in the case of the first Incentive Period, the period beginning on the date in which the Member’s capital account was opened and ending on the last day of the calendar year, and in the case of subsequent Incentive Periods, each calendar year; provided, further that in the case of a repurchase of a Unit (or portion thereof) on a repurchase date, the final Incentive Period for such Unit (or portion thereof) shall end on such repurchase date; and provided further that in the event that TEI Fund is terminated, the final Incentive Period for all Units shall end on the date of such termination.

A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s capital account.

The Incentive Fee presents risks that are not present in funds without an incentive fee.  The overall fees and expenses payable by TEI Fund and the Master Fund and the Incentive Fee payable by TEI Fund and indirectly borne by its investors generally will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies and structures similar to those of TEI Fund.  See “Fees and Expenses - Incentive Fee” for further discussion of the Incentive Fee and an example of the calculation of the Incentive Fee.

Administration Servicing Fee.  TEI Fund will also pay the Administrator for administrative and transfer agency services, a fee at an annual rate equal to 0.12% of the first $150 million, 0.10% of the next $150 million and 0.08% of the balance over $300 million of TEI Fund’s month-end net assets, before giving effect to any repurchases by TEI Fund of Units.  See “Fees and Expenses -- Administrative Fee.”

Distribution Expenses.  Investments may be subject to a sales charge of up to 2%, subject to waiver by the Distributor for certain types of investors.  See “Purchase of Units.”  Pursuant to the distribution agreement (the “Distribution Agreement”), the Distributor bears all of its expenses of providing its services under that agreement.  See “Fees and Expenses -- Distribution Expenses.”

Investor Servicing Fee.  TEI Fund will pay a fee to the Distributor to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services to investors in TEI Fund that are their customers (“Investor Service Providers”).  This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.25% (on an annualized basis) of the aggregate value of outstanding Units held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar month (before any repurchases of Units); or (ii) the Distributor’s actual payments to the Investor Service Provider.  See “Management of TEI Fund, the Offshore Fund and the Master Fund—Investor Servicing Arrangements.”

CONFLICTS OF INTEREST
The investment activities of the Manager, the Sub-Adviser, the Hedge Fund Managers and their respective affiliates, and their directors, trustees, managers, shareholders, partners, officers, and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to TEI Fund and the Master Fund.  TEI Fund’s and the Master Fund’s operations may give rise to other conflicts of interest.  The Manager is a privately held company and does not directly engage in related businesses, such as brokerage, administration and custody with any Hedge Fund.  In view of this, the Manager believes it has fewer conflicts of interest within the Hedge Fund community, thus enabling it to be relatively unbiased in supervising the Sub-Adviser’s selection from a large pool of Hedge Funds.  See “Conflicts of Interest.”

PURCHASE OF UNITS
TEI Fund may accept both initial and additional applications by investors to purchase Units at such times as TEI Fund may determine, subject to the receipt of cleared funds two business days prior to the acceptance date set by TEI Fund.  Pending investment in TEI Fund, the proceeds of the offering will be placed by the Distributor in an interest-bearing escrow account in U.S. Bank, N.A., TEI Fund’s escrow agent, pending the closing of such offering.  After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to  TEI Fund’s and the Master Fund’s  investment policies.  See “Use of Proceeds.”  Purchases will generally be accepted quarterly.  TEI Fund reserves the right to reject in its complete and absolute discretion any application for Units in TEI Fund.  No person whose investment is rejected will incur a sales charge.

TEI Fund also reserves the right to suspend purchases of Units at any time.  Generally, the minimum initial investment in TEI Fund is $25,000 and the minimum additional investment is $10,000.  Brokers selling Units may establish higher minimum investment requirements than TEI Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales charge.  See “Purchase of Units,” “Net Asset Valuation,” and “Qualified Investors.”

REPURCHASES OF UNITS
No Member will have the right to require TEI Fund to redeem its Units.  TEI Fund from time to time may offer to repurchase Units.  These repurchases will be made at such times and on such terms as may be determined by the TEI Fund Board from time to time in its complete and absolute discretion.  The TEI Fund Board expects to repurchase Units at least on an annual basis, provided that a Member owns the Units for at least six calendar months after initial purchase (or for an additional six calendar months as described below, each, a “six-month lock-up period”).  Members must hold Units for at least six calendar months before being eligible to request that TEI Fund repurchase Units during a tender offer.  If a Member does not submit such a request during a tender offer that is made after the expiration of the initial six-month lock-up period (but before the expiration of the second six-month lock-up period), such Member must hold Units for a second six-month period (which is measured from end of the first six-month lock-up period) before submitting an initial request.  TEI Fund’s assets consist primarily of its interest in the Master Fund, which is held through the Offshore Fund.  Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, TEI Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund.  TEI Fund controls the Offshore Fund and, because interests in the Master Fund may not be transferred, TEI Fund may withdraw a portion of its interest only pursuant to repurchase offers by the Master Fund made to the Offshore Fund, and a distribution from the Offshore Fund to TEI Fund of the proceeds.  TEI Fund will not conduct a repurchase offer for Units unless the Master Fund simultaneously conducts a consistent repurchase offer for Master Fund interests.  A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $25,000.  To the extent consistent with the Securities Exchange Act of 1934, as amended, including the rules thereunder, and any other applicable laws, TEI Fund reserves the right to reduce the amount to be repurchased from a Member so that the required account balance is maintained.  See “Repurchases of Units.”

TRANSFER OF UNITS
Generally, Units may be transferred only (i) due to the death, divorce, bankruptcy, insolvency, or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board.  The Board will consider consenting to: (a) a transfer where the tax basis of the Units in the hands of the transferee is determined by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities), or (b) a transfer to a Member’s immediate family member (sibling, spouse, parent, and child).  See “Transfers of Units” for more details.

INVESTOR SUITABILITY
An investment in TEI Fund involves a considerable amount of risk.  It is possible that you may lose some or all of your money.  Before making an investment decision, you should, among other things: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs.  An investment in TEI Fund is unlikely to be suitable for charitable remainder trusts and may also be unsuitable for other tax-exempt organizations.  See also “Taxes -- Investment By Qualified Retirement Plans and Other Tax-Exempt Investors” and “ERISA Considerations.”  You should invest in TEI Fund only money that you can afford to lose and you should not invest in TEI Fund money to which you will need access in the short-term or on a frequent basis.  In addition, you should be aware of how the Master Fund’s investment strategies fit into your overall investment portfolio because an indirect interest in the Master Fund by holding Units of TEI Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

MANDATORY REDEMPTION
By purchasing Units of TEI Fund, each new Member will be bound by the Operating Agreement.  Under the Operating Agreement, TEI Fund may cause a mandatory redemption of Units of a Member or any person acquiring Units from or through a Member if the Board or, on behalf of the Board, the Manager determines or has reason to believe, among other things, any of the following.

Units have been transferred or vested in any person by operation of law, such as by death, dissolution, bankruptcy, or incompetence of a Member.

A Member’s ownership of Units will cause TEI Fund to be in violation of, or subject TEI Fund or the Manager or the Sub-Adviser to more registration or regulation.

Continued ownership of Units may be harmful or injurious to the business or reputation of TEI Fund or the Manager or the Sub-Adviser, or may subject TEI Fund or any Members to an undue risk of adverse tax or other fiscal consequences.

Any representation or warranty made by a Member in connection with the purchase of Units was not true when made or has ceased to be true.

It would be in the best interests of TEI Fund to cause a mandatory redemption of Units.

Members whose Units are redeemed by TEI Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member’s purchase of the Units.

TAXES
TEI Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. Federal income tax purposes.  TEI Fund should not be subject to U.S. federal income tax, and each Member will be required to report on the Member’s own annual tax return, to the extent required, the Member’s distributive share of TEI Fund’s tax items of income, gain, deduction and loss.  If TEI Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of TEI Fund would be subject to corporate income tax and any distributions of profits from TEI Fund would be treated as dividends.  See “Taxes.”

Offshore Fund earnings may be distributed to TEI Fund as dividend income.  It is the intention of TEI Fund that such dividend income will not constitute unrelated business taxable income (“UBTI”) to its Members.  Provided that Qualified Investors do not borrow to finance investment in TEI Fund, they should not receive UBTI that would be taxable income despite their tax-deferred or tax-exempt status.  There can be no assurance that the tax authorities will accept the position of TEI Fund relating to the consequences of its investment transactions.  The “Taxes” section of the Prospectus describes the tax risks posed by an investment in TEI Fund.  See “Offshore Fund” and “Taxes.”

ERISA AND OTHER PLANS
Qualified Investors who are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRA”), and 401(k) and Keogh Plans may purchase Units in TEI Fund.  Because TEI Fund will be registered as an investment company under the 1940 Act, the underlying assets of TEI Fund should not be considered to be “plan assets” of the ERISA Plans investing in TEI Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or Code Section 4975.  Thus, the Manager will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that is a Qualified Investor and becomes a holder of Units of TEI Fund, solely as a result of the ERISA Plan’s investment in TEI Fund.  See “ERISA Considerations.”

Because the Master Fund, in which TEI Fund invests substantially all of its investable assets through investment in the Offshore Fund, and the Hedge Funds, may use leverage, tax-exempt investors subject to ERISA, and other tax-deferred and tax-exempt investors could incur income tax liability to the extent that the Master Fund’s transactions are treated as giving rise to UBTI if such investor were to invest directly in the Master Fund or in a partnership that invests directly in the Master Fund.  However, the structure of which TEI Fund and the Offshore Fund  are a part is intended to prevent UBTI from being passed on to TEI Fund’s tax-exempt and tax-deferred Qualified Investors, provided such investors do not incur debt to purchase Units.  See “Taxes”.

TERM	TEI Fund’s term is perpetual unless TEI Fund is otherwise terminated under the terms of the Operating Agreement.
REPORTS TO MEMBERS
TEI Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law.  TEI Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See “General Information.”

FISCAL YEAR
For accounting purposes, TEI Fund’s fiscal year is the period ending on March 31.  TEI Fund’s taxable year is the period ending December 31.

No broker-dealer, salesperson, or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus.  As an investor, you must not rely on any unauthorized information or representations that anyone provides to you.  This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so.  The information contained in this Prospectus is current only as of the date of this Prospectus.

The Hedge Funds in which TEI Fund invests through the Master Fund may pursue various investment strategies and are subject to special risks.  The Units will neither be listed on any securities exchange nor trade in a secondary market.  The Units are also subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement of TEI Fund.  The Units will not be redeemable at an investor’s option nor will they be exchangeable for interests of any other fund because TEI Fund is a closed-end investment company.  As a result, an investor generally will not be able to sell or otherwise liquidate his or her Units.  The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

SUMMARY OF EXPENSES

The following fee table and example summarize the aggregate expenses of TEI Fund and the Master Fund and are intended to assist Members and potential Members in understanding the various costs and expenses associated with investing in TEI Fund.  Each figure below relates to a percentage of TEI Fund’s average net asset value at month-end over the course of a year.  Other expenses are based on estimated amounts for the current fiscal year.

The expenses associated with investing in a “fund of hedge funds,” such as the Master Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because all hedge fund investors, including the Master Fund, generally bear a share of the fees and expenses, including performance-based compensation and interest expense, of the hedge fund vehicles in which they invest.  The caption “Acquired Fund Fees and Expenses” in the table below sets forth an estimate of the Master Fund’s pro-rata share of these indirect expenses; these indirect expenses are also reflected in the example following the table.

The Acquired Fund Fees and Expenses are not collected by or paid to the Manager, Sub-Adviser, TEI Fund or the Master Fund.  The Acquired Fund Fees and Expenses are paid to, assessed and collected by the managers of those Hedge Funds in which the Master Fund invests and are generally common to all hedge fund investors.

MEMBER TRANSACTION EXPENSES
Maximum Sales Charge (Load) (as a percentage of the offering price) (3)	2.00%
Maximum Sales Charge on Reinvested Distributions	None
ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
Investment Management Fee (4)(5)	1.34%
Other Expenses (6)	0.95%
Acquired Fund Fees and Expenses (Fees collected and expenses assessed by the underlying Hedge Funds) (1)(2)	4.38%
Total Annual Expenses (inclusive of Acquired Fund Fees and Expenses collected and assessed by the underlying Hedge Funds) (7)	6.67%
Fee Recoupment	0.05%
Net Expenses	6.72%
________________

(1)           The figure shown is TEI Fund’s pro-rata share of the operating fees and expenses of a portfolio of Hedge Funds in which the Master Fund already invests and intends to invest.  These fees and expenses are paid by Hedge Funds into which the Master Fund invests.  This figure also reflects the Master Fund’s pro rata share of the fees and expenses associated with its “cash equivalents” held in highly liquid investments, such as money market funds.  Hence, these operating expenses and fees are not a direct expense or direct cost of investors in this Fund.  The breakdown of these fees is as follows:

ACQUIRED FUND FEES AND EXPENSES

Management Fees, Operating Fees and Other Expenses (legal fees, audit fees, etc.)	2.35%
Incentive and Performance Fees	1.38%
Interest Expense (a)	0.65%
Total Acquired Fund Fees and Expenses	4.38%

(a)
Interest Expense is generally the product of the trading strategies of the Hedge Fund investments.  A portion of the Interest Expense may be offset by Interest Income, which is not represented in the tables above.

(2)           The information used to determine the Acquired Fund Fees and Expenses is generally based upon the most recent set of available audited financial statements.  In addition, interest expense relating to certain fixed income arbitrage strategies and trading strategies is included in the expense ratio of the Hedge Funds.  The Acquired Fund Fees and Expenses are based on historic fees and expenses.  It should be noted that future Hedge Fund fees and expenses may fluctuate over time and may be substantially higher or lower with respect to future periods.  Management Fees payable to the managers of the Hedge Funds in which the Master Fund may invest typically range from 0.5% to 3% (annualized) of the average net asset value of the Hedge Fund involved.  Incentive allocations or fees payable to the managers of the Hedge Funds in which the Master Fund may invest typically range from 10% to 30% of a Hedge Fund’s net profits.  The Acquired Fund Fees and Expenses are not collected by or paid to the Manager, Sub-Adviser, TEI Fund or the Master Fund.  The Acquired Fund Fees and Expenses are paid to, assessed and collected by the managers of those Hedge Funds in which the Master Fund invests and are generally common to all hedge fund investors.

(3)           The sales charge is subject to waivers for certain types of investors.  See “Purchase of Units.”

(4)           See “Management of TEI Fund, the Offshore Fund and the Master Fund” and “Fees and Expenses” for additional information.

(5)           Generally, at the end of each Incentive Period, an Incentive Fee of 10% of the net profits, if any, that have been allocated to a Member’s capital account for such Incentive Period in excess of (i) the Loss Carryforward Amount applicable to such Member’s capital account and (ii) the Preferred Return for such Incentive Period, will be debited from the Member’s capital account and paid to the Manager.  The Preferred Return is a non-cumulative, annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.  The Manager will pay the Sub-Adviser 100% of the Incentive Fee.  See “Fees and Expenses – Incentive Fee”.  An Incentive Fee of 0.09% is included in the expense ratio.

(6)           Included within “Other Expenses” are: (a) an administrative fee of 0.12% payable by TEI Fund under an administration agreement to the Administrator, for acting in the capacity of administrator and supervising administrative service providers to TEI Fund and to the Master Fund proportionately based on TEI Fund’s investment in the Master Fund, (b) an investor servicing fee of 0.25% payable by TEI Fund under an investor servicing agreement to the Distributor to retain broker-dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Members that are their customers, and (c) other customary fees incurred by TEI Fund, such as, but not limited to, legal fees, audit fees, transfer agency fees, fund accounting fees, custodian fees, and  insurance fees, including  TEI Fund’s proportionate share of such customary fees incurred by the Master Fund. See “Fees and Expenses” for more information.

(7)           The Manager has contractually agreed to reduce and/or reimburse expenses to the extent necessary so that TEI Fund’s and TEI Fund’s proportionate share of the Master Fund’s combined annualized expenses do not exceed 2.25%, (“Expense Limitation Agreement”) during the period ending one year from the effective date of TEI Fund’s registration statement on Form N-2.  For the avoidance of doubt, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, such as litigation, the Acquired Fund Fees and Expenses and the Incentive Fee will not be subject to this limitation.  Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms and may be terminated by the Manager or TEI Fund or the Master Fund upon thirty (30) days’ prior written notice to the other party.  Subject to the Expense Limitation Agreement, the Manager will be entitled to recover expenses incurred by it on behalf of TEI Fund and the Master Fund during each of TEI Fund’s and the Master Fund’s three fiscal years following the fiscal year in which such expenses were incurred.  It should be noted that the figure shown under the caption “Total Annual Expenses” is different from the ratio of expenses to average net assets of the Master Fund, which appears in this Prospectus under the heading “Financial Highlights” because the Financial Highlights section of the Prospectus is designed to reflect the actual operating expenses of the Master Fund without regard to Acquired Fund Fees and Expenses.

The following hypothetical example is intended to help you compare the cost of investing in TEI Fund and the Master Fund with the cost of investing in other funds.  The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown.  The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units.  See “Fees and Expenses” for a more complete description of TEI Fund’s and the Master Fund’s costs and expenses.

THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, BECAUSE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Please note that the one-year numbers below are based on TEI Fund’s net expenses resulting from the expense limitation agreement described above.  Based on the operating expenses of TEI Fund listed above (which includes the fees and expenses of the underlying hedge funds, an indirect fee to you), you would pay the following expenses on a $1,000 investment (note however that this amount is solely for illustrative purposes, and Members must generally maintain a minimum investment of $25,000), assuming a 5% annual return.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$85	$212	$335	$625

USE OF PROCEEDS

The proceeds of the offering will be invested by the Sub-Adviser in accordance with an investment objective and strategies that are the same for TEI Fund, the Offshore Fund and the Master Fund as soon as practicable, which the Manager and the Sub-Adviser expect to generally be within thirty days (subject to the availability of investment opportunities, cash management and other administrative factors) after each quarter-end closing of such offering.  See “Purchase of Units -Offering.”  This investment period reflects the fact that these Hedge Funds will be privately offered and may provide limited opportunities to purchase their securities.

Pending the investment of the proceeds of any offering in Hedge Funds pursuant to this investment objective and the primary investment strategies, a portion of the proceeds of the offering that is not invested in Hedge Funds, which may be a substantial portion of the proceeds of the offering, may be invested in short-term, high quality debt securities or money market funds for the Master Fund by the Sub-Adviser.  In addition, a portion of the proceeds may be maintained in cash to meet operational needs.  Further, as part of the Sub-Adviser’s general and continuous process of monitoring and evaluating Hedge Funds in the Master Fund’s portfolio, its assets may be reallocated by the Sub-Adviser among Hedge Funds, existing investments in Hedge Funds may be terminated, and reduced and/or additional Hedge Funds may be chosen by the Sub-Adviser in accordance with the investment objective.  The objective may not be achieved during any time in which investable assets are not substantially invested in accordance with these primary investment strategies.  Please see “Temporary and Defensive Measures” and “Investment Objective and Strategies - Evaluation and Monitoring of Hedge Funds” for further information about when assets may not be substantially invested in accordance with these primary investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

TEI Fund’s, the Offshore Fund’s and the Master Fund’s investment objective is to seek long-term growth of principal across varying market conditions with low volatility.  “Low volatility” in this objective means the past monthly net asset value fluctuations of TEI Fund Units are less than the rolling 10-year annualized standard deviation of the monthly ups and downs of the Standard & Poor’s 500-stock index.  There can be no assurance that the investment objective will be achieved or that substantial losses will be avoided.  Each investment objective may be changed by the Board of TEI Fund (also acting for the Offshore Fund) or of the Master Fund without the vote of a majority of TEI Fund’s, the Offshore Fund’s or the Master Fund’s outstanding voting securities, as the case may be.  Notice will be provided to Members prior to any such change.

PRIMARY INVESTMENT STRATEGIES

TEI Fund will attempt to achieve its objective by investing substantially all of its investable assets in the Offshore Fund, which has the same investment objective as TEI Fund and the Master Fund.  The Offshore Fund in turn invests substantially all of its investable assets in the Master Fund, which seeks to achieve its objective by investing primarily in Hedge Funds that are managed by Hedge Fund Managers that employ a variety of “absolute return” strategies.  “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets.  An absolute return strategy generally seeks to generate a positive return irrespective of market conditions.  The Sub-Adviser will pursue the investment objective by seeking to invest in Hedge Funds with low to moderate correlation to the markets with the intention that these combined Hedge Funds will exhibit low volatility as defined above based on a comparison of historical return and volatility patterns.  This multi-manager, multi-strategy investing approach aims to deliver long-term growth of principal without being tied to the markets, and with low volatility as defined above.

The instruments in which the various Hedge Funds may invest, depending on the investment strategy of the Hedge Fund, include, without limitation, long and short positions in U.S. and non-U.S. equities and equity-related instruments, including any initial public offering of an equity security (i.e. a “new issue” as defined by the Financial Industry Regulatory Authority); fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds; real estate related securities; and other financial instruments (collectively, “Financial Instruments”).  Investments of Hedge Funds may or may not be leveraged.

The Sub-Adviser anticipates that the Hedge Funds will (i) provide exposure to a range of investment strategies that historically have exhibited a low to moderate correlation to the general performance of equity markets and (ii) generally fall within one (or more) of the three primary investment strategies: macro, event multistrategy and equity.

Macro. Macro strategies take long, short and relative value positions in Financial Instruments based on a top-down fundamental and technical analysis of capital market conditions.  Hedge Fund Managers begin evaluating opportunities based on economic and/or technical factors, working their way down to regional, country and industry specific analysis.  The Hedge Fund Managers make judgments about the expected future price direction of asset classes and express that opinion by taking long or short positions in a variety of instruments.  Investments are usually made in a wide variety of global futures, cash instruments and other Financial Instruments, including stocks, bonds, currencies, derivatives and commodities.

Event Multistrategy. Event Multistrategy investing is an investment strategy that focuses on the securities of companies undergoing some material structural changes.  These changes can come in the form of mergers, acquisitions, spin offs, Dutch tender offers, share buybacks and other reorganizations.  This strategy also seeks to exploit relative value inefficiencies across the capital structure or among closely related markets, generally without assuming an un-hedged exposure to any particular market or financial instrument.

Equity. Equity investing involves the purchase and / or sale of listed or unlisted equity and equity-related Financial Instruments usually based on fundamental research and analysis.  Hedge Fund Managers may invest opportunistically in several sectors or they may be sector specialists.  These Hedge Fund Managers may be globally or regionally focused.  Hedge Fund Managers may also have a style bias, such as growth or value.  The average holding period of Hedge Fund Managers may vary as well between long-term or short-term trading.  Some Hedge Fund Managers may also take a top-down thematic approach while others utilize a bottoms-up approach pursuant to which individual securities are selected.

The Sub-Adviser currently intends to invest the Master Fund’s assets in a combination of Hedge Funds that in the aggregate, in the view of the Sub-Adviser, are substantially utilizing all three primary investment strategies. The specific allocation will depend on the expected risk/return characteristics offered by each primary investment strategy over time. The Sub-Adviser will limit the Master Fund’s exposure to each sub-strategy by requiring a combination of Hedge Funds that, in the view of the Sub-Adviser, limit any one sub-strategy to no more than 50%, and any two sub-strategies to no more than 75%, of the Master Fund’s assets. Under these limits, in the discretion of the Sub-Adviser, any one sub-strategy could represent a significantly large portion of the Master Fund’s assets.

Subject to the Board’s and the Manager’s supervision, the Sub-Adviser will pursue the investment objective primarily by investing in Hedge Funds that the Sub-Adviser believes will help achieve the investment objective.  The Manager’s and the Sub-Adviser’s relationship and the resulting approach to making Hedge Fund selections is described below.

INVESTMENT PROCESS

The Manager is authorized, subject to the approval of the Master Fund’s Board and interest holders, to retain a sub-investment adviser to provide any or all of the investment advisory services required to be provided to the Master Fund or for assistance in providing these services.  The Manager seeks to create a portfolio designed to capitalize on the experience and talent of Hedge Fund Managers.  The Manager intends to employ the talents of the Sub-Adviser to invest assets in accordance with the investment objective and primary investment strategies.  The Manager monitors and evaluates the Sub-Adviser to help assure that it is managing the Master Fund’s assets consistent with its investment objective, policies, restrictions and applicable laws and regulations.  The Sub-Adviser anticipates employing an investment process, a general description of which follows.  Nevertheless, under the Sub-Investment Management Agreement, the Manager has delegated to the Sub-Adviser the flexibility to employ other investment processes in its discretion, subject to the oversight of the Manager and the Master Fund’s Board.

The Sub-Adviser has a group of experienced hedge fund professionals who are responsible for, among other things, finding and evaluating new Hedge Funds, reviewing on-going performance, analyzing various strategies used by Hedge Fund Managers and monitoring risk management.  The Sub-Adviser has in place a disciplined approach to choosing and maintaining investments, which will be used to select the Hedge Funds.  The investment process described herein is dynamic and is subject to change and review by the Sub-Adviser.

Sourcing

The Sub-Adviser supplements its existing set of Hedge Funds by proactively seeking out additional Hedge Funds, which may be concentrated in a specific industry, region or investment strategy, and which are expected to positively impact the Master Fund’s risk and return profile.  The goal is to invest the Master Fund’s assets with the Hedge Funds the Sub-Adviser has determined are among the most attractive in the hedge fund market.

As a result of the Sub-Adviser’s long-standing participation in the Hedge Fund marketplace and its reputation as an experienced institutional investor, the Sub-Adviser has extensive contacts within the Hedge Fund community.  The Sub-Adviser expects to contact new Hedge Fund Managers, providing a continuous broad range of opportunities.

The primary means of discovering new Hedge Funds are (1) prime broker introductions, (2) existing advisory relationships, (3) the legal and accounting community and (4) the Hedge Fund investment community.

The Sub-Adviser keeps a source log that details each new Hedge Fund Manager the team meets.  The source log summarizes the Hedge Fund, asset class, strategy details and priority level of the Hedge Fund Manager.  The Sub-Adviser does an initial screen to determine a priority level based on key elements of the proposed Hedge Fund Manager’s strategy.  The initial screen focuses on:

•	The Hedge Fund Manager’s experience and length of track record;

•	The durability and adaptability of the strategy over time;

•	The ability of an Hedge Fund Manager’s principals to execute the strategy;

•	How the Hedge Fund Manager differs from its competitors;

•	The liquidity provided to investors and the liquidity of the underlying portfolio;

•	The potential portfolio fit, if any, of the Hedge Fund being examined; and

•	The risk and return profile of the strategy.

In a typical year, the Sub-Adviser expects to screen several hundred Hedge Funds on an annual basis.

Evaluation

After the initial sourcing and screening process, a relatively small number of Hedge Funds are categorized as high priority and a personal visit by the Sub-Adviser to the Hedge Fund Manager’s office is organized.  The Sub-Adviser holds the view that the quality of a Hedge Fund’s investment team is crucial in determining investment performance.  As such, the Sub-Adviser will conduct evaluative meetings with key management personnel of the proposed Hedge Fund Manager, focusing on their level of Hedge Fund and investing experience, their investment decision-making process and the cohesion, size and diversity of the group.

At this time, the Sub-Adviser will determine whether to continue with the due diligence process based on its findings.  A large percentage of the proposed Hedge Fund Managers that passed the initial sourcing and screening process are eliminated at this stage.

Generally, in evaluating investment opportunities, the Sub-Adviser will focus on the following key variables:

►Investment Strategy	►Risk Controls
o Differentiation and durability of strategy
o Adaptability of strategy to changing market conditions
o Investment universe and criteria
o Research capabilities
o Investment decision making
o Trade examples (both profitable and unprofitable examples, plus lessons learned)
o Breadth and consistency of returns
o Proactive correlation

o Investment restrictions
o Historical leverage (net market exposure and gross leverage)
o Minimum and maximum market exposure and leverage levels
o Sector/Industry limits
o Position sizing
o Sell discipline
o Liquidity of the portfolio
o Volatility and expected drawdown
o Leverage caps

►Track Record	►Depth and Quality of Management Team
o Length of record
o Attribution of investment performance to key professionals
o Long/short positions performance attribution
o Ability to generate returns on the long and short side
o Consistency and distribution of returns
o Strength in various economic cycles
o Risk level and investment thesis at the time of investment
o Performance relative to benchmarks and peer group of managers with similar investment style
o Examination of peak-to-valley draw-downs

o Level of hedge fund experience
o Size and diversity of staff
o Allocation of responsibilities
o Style and approach of organization
o Compensation and incentive structure
o Ownership structure
o Cohesion and experience of team
o Average tenure of staff
o Backgrounds and reputation of team members
o Organizational stability, business structure and sustainability
o Formal and informal reference checks

►Terms of Investment	►Administration
o Management and incentive fees o Redemption policies o Conflict of interest issues	o Hedge Fund and Hedge Fund Manager structure o Back office audit o Prime brokerage relationships
o High-water mark details o Future capacity o Transparency and openness to sharing information	o Level and depth of reporting (both audited and unaudited) o List of service providers

Asset and Strategy Allocation

The Sub-Adviser analyzes how recent or anticipated market trends are expected to impact major strategies and sub-strategies and considers various factors in determining strategy allocation and reallocation.

Investment Approval

If the Sub-Adviser believes that it is appropriate to invest in a Hedge Fund, it will prepare an investment memorandum that summarizes the proposed investment rationale and describes the proposed Hedge Fund Manager, its management, and quantitative and qualitative details.  The Sub-Adviser will then submit the memorandum to its “Investment Selection Committee.”  The Investment Selection Committee is comprised of senior executives of the Sub-Adviser and is responsible for approving Hedge Funds.  The Investment Selection Committee will conduct a review of the Hedge Fund with the Sub-Adviser’s investment team.  If the Investment Selection Committee approves the Hedge Fund, the Sub-Adviser has the discretion to allocate assets of the Master Fund to the Hedge Fund.

Monitoring

Primary Considerations.  The Sub-Adviser is aware of the many risks involved with Hedge Fund Managers and Hedge Funds and, at a minimum, monitors, on an ongoing basis, the following factors:

•	use of leverage and related risks within the context of a Hedge Fund’s portfolio and investment strategies being employed;

•	liquidity of Financial Instruments in a portfolio within the context of a Hedge Fund’s assets and liabilities;

•	crowded trade risk that can arise when multiple market participants seek to execute similar trading strategies or trade in similar Financial Instruments;

•	corporate event risk associated with strategies that seek to benefit from anticipated corporate actions;

•	interest rate and credit risk associated with Financial Instruments held by a Hedge Fund;

•	currency risk associated with the currency denomination of Financial Instruments utilized;

•	counterparty risk resulting from a Hedge Fund’s trade related contractual relationships such as financing, stock loan or derivative transactions with third parties;

•	a Hedge Fund’s valuation of Financial Instruments that do not trade actively in the public markets;

•
trade analyses conducted, where feasible and relevant, on a periodic basis to monitor a sample of a Hedge Fund’s trades to gauge the relative risk and return attributes of representative trades being executed;

•	a Hedge Fund’s gross long and short exposure;

•	exposure by sub-strategy, sector and geography;

•	a Hedge Fund’s concentration among individual securities, related securities or securities subject to similar market factors;

•	attribution of a Hedge Fund’s performance across strategies employed;

•	the idiosyncratic and market-based attributes of the holdings of an underlying Hedge Fund;

•	a Hedge Fund Manager’s near-term outlook and response to changing market environments; and

•	a Hedge Fund Manager’s discipline in managing the asset flows into its own fund within the context of anticipated organizational and trading strategy capacity constraints.

The Sub-Adviser will continuously monitor the Master Fund’s investment in each Hedge Fund in view of the investments of the Master Fund as a whole. Generally, the Sub-Adviser will receive monthly performance statements and at a minimum quarterly Hedge Fund Manager risk reports and commentaries.  The Sub-Adviser will meet with each Hedge Fund Manager once or twice a year or, as circumstances dictate, more frequently, in addition to conducting periodic calls with the Hedge Fund Managers. The Sub-Adviser generally reviews on a monthly basis:

•	overall leverage;

•	liquidity of the Master Fund’s portfolio;

•	position concentration;

•	asset allocation to sub-strategies;

•	performance attribution of various strategies;

•	the most significant holdings of each Hedge Fund;

•	each Hedge Fund’s near-term outlook and response to changing market environments; and

•	each Hedge Fund’s discipline to asset growth/inflows.

Redemption of Investments

From time to time, the Sub-Adviser recommends the redemption of investments from a Hedge Fund.  These recommendations can be for structural or strategic reasons (e.g., to emphasize a certain strategy based on market conditions) or for specific reasons (e.g., strategy/style drift; departure of key personnel; underperformance relative to peers and/or expectations).

The identity and number of Hedge Funds may change over time.  The Sub-Adviser may withdraw from or invest in different Hedge Funds.  The Sub-Adviser reserves the right to recommend to the Manager and the appropriate Board or Boards: (a) alteration or modification of some or all of the Master Fund’s investment strategies or (b) investment in additional strategies where the Sub-Adviser concludes that such alterations or modifications are consistent with seeking to achieve the Master Fund’s investment objective, subject to what the Sub-Adviser considers an acceptable level of risk.

Certain of the Hedge Funds chosen for the Master Fund may be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or similar state statutes.  However, the Sub-Adviser will not require all Hedge Funds it selects for the Master Fund to be so registered, unless required by law.

The Master Fund may not be able to maintain any certain number of Hedge Funds in its portfolio at all times or any specific allocation of its assets in any single Hedge Fund.  In particular, the proceeds of any TEI Fund offering may not be invested in Hedge Funds immediately upon receipt of the proceeds from TEI Fund.  See “Use of Proceeds.”  Pending the closing of any offering, the proceeds will be placed in an interest-bearing escrow account and will not be invested by TEI Fund into the Master Fund until after such closing.

Impediments to monitoring the performance of a Hedge Fund include, but are not limited to:  (1) late or incorrect information coming from the Hedge Fund because neither the Manager nor the Sub-Adviser will be able to control the activities of the Hedge Fund; (2) the Hedge Fund may use investment strategies/policies that differ from its past practices and are not fully and/or timely disclosed to either the Manager or the Sub-Adviser; and (3) the Hedge Fund may have a limited operating history and/or limited experience in producing valuations and unaudited reports.

PERCENTAGE LIMITATIONS

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment.  Therefore, these percentages could be exceeded due to fluctuations in the value of the Master Fund’s portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, may authorize) or to pay expenses.  The percentage limitations applicable to the Master Fund set forth in this Prospectus and SAI apply at the time of purchase to direct investments made by the Master Fund.  Accordingly, the Master Fund’s investment limitations are not applied to the portfolio securities held by the Hedge Funds in which the Master Fund may invest.

MANAGEMENT STRATEGY

The instruments in which the various Hedge Funds may invest, depending on the Hedge Fund, include, without limitation, long and short positions in U.S. and non-U.S. equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds; real estate related securities; and other financial instruments (collectively, “Financial Instruments”).  Investments of Hedge Funds may or may not be leveraged.

The following is an overview of the anticipated primary strategies and sub-strategies that are used by the Hedge Funds in which   the Master Fund may invest.  The Sub-Adviser currently views the universe of Hedge Funds in which the Master Fund will invest as generally encompassing the following broadly defined primary investment strategies: macro, event multistrategy and equity.  Within each of these broad primary investment strategies are a number of sub-strategies utilized by Hedge Fund Managers.  Particular investments made by the Hedge Funds and the risks related thereto are further discussed below.  See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Hedge Funds.”

GRAPHIC: “HEDGE FUND UNIVERSE”

PRIMARY INVESTMENT STRATEGIES
		MACRO		EVENT-MULTISTRATEGY		EQUITY
E X A M P L E	S U B - S T R A T E G I E S	■ ■ ■ ■ ■	Fundamental/Opportunistic Systematic Commodities Commoditites Fixed Income Arbitrage Mortgage Backed Securities Arbitrage	■ ■ ■ ■ ■ ■	Credit Merger Arbitrage Special Situations Multistrategy Arbitrage Volatility Arbitrage Convertible Arbitrage	■ ■ ■ ■	Long-Biased Equity Hedged Equity Statistical Arbitrage, Quantitative Equity Market Neutral and Fundamental Low Net Equity Short-Biased Equity

An explanation of the three primary strategies and example sub-strategies is as follows:

Macro

Macro strategies take long, short and relative value positions in Financial Instruments based on a top-down fundamental and technical analysis of capital market conditions.  Hedge Fund Managers begin evaluating opportunities based on economic and/or technical factors, working their way down to regional, country and industry specific analysis.  The Hedge Fund Managers make judgments about the expected future price direction of asset classes and express that opinion by taking long or short positions in a variety of instruments.  Investments are usually made in a wide variety of global futures, cash instruments and other Financial Instruments, including stocks, bonds, currencies, derivatives and commodities.

Fundamental / Opportunistic. Macro opportunistic Hedge Fund Managers use the top-down approach to identify long, short and relative value investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited to, fundamental data, technical information and human judgment.  The range of focus of macro opportunistic Hedge Fund Managers is broad and includes specialized sector or regional specialists to broader global specialists.  The Hedge Fund Managers in this area seek to profit from both short-term and long-term market anomalies.

Systematic. Systematic Hedge Fund Managers utilize proprietary computer-based models and trading strategies in seeking to profit from long, short and relative value investment opportunities.  Quantitative economic and market information are the primary inputs in their trading strategies.  The Hedge Fund Managers in this area may take advantage of a wide range of market anomalies, including, but not limited to long, medium and short-term trading patterns and trends that emerge due to macro-related factors.  Systematic trading Hedge Fund Managers generally tend to focus their analysis on the most liquid futures, currency and equity markets.

Commodities.Hedge Fund Managers in this area purchase and sell commodity futures or options contracts based on supply and demand factors affecting pricing within each market.  The commodity futures contracts traded include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity / bond index and currency futures.  Certain Hedge Fund Managers also use commodity-related equities to implement their strategies.

Fixed Income Arbitrage. Fixed income arbitrage involves a Hedge Fund Manager taking long, short or relative value positions in related fixed income instruments some of which may be mathematically, fundamentally or historically interrelated.  The strategy relies on the exploitation of temporary distortions in the relationship between various fixed income instruments due to market events, investor preference, shocks to supply or demand, or certain structural factors.  Investments may be made in a variety of global futures, cash instruments and other financial instruments including stocks, bonds, currencies, derivatives and commodities.

Mortgage Backed Securities Arbitrage.This investment technique seeks to exploit relative-value inefficiencies in the mortgage-backed securities market.  The Hedge Fund Managers utilize models to identify those securities, which, after hedging out unwanted risk characteristics, offer excess returns.  These mortgage-backed securities have the potential to generate attractive returns after hedging out inherent risks, including prepayments, yield curve moves, external effects, and others.

Event – Multistrategy

Event – Multistrategy investing is an investment strategy that focuses on the securities of companies undergoing some material structural changes.  These changes can come in the form of mergers, acquisitions, spin offs, Dutch tender offers, share buybacks and other reorganizations.  This strategy also seeks to exploit relative value inefficiencies across the capital structure or among closely related markets, generally without assuming an un-hedged exposure to any particular market or financial instrument.

Credit.  The credit strategy involves investing in the securities of companies which could be investment grade, high yield or distressed.  Often, a corporate event results in the re-pricing of these securities, which may lead to profits.  An investment grade bond is generally senior debt and considered relatively safe, having a Standard & Poor's rating of BBB- or above, or a Moody's rating of Baa3 or above.  In the event of bankruptcy or default, investment grade securities usually have priority over others in the capital structure.  The distressed and high-yield sub-strategy involves investing in the securities of companies experiencing financial or operational difficulties or otherwise having below investment grade credit ratings.  These securities may trade at substantial discounts to par value, because, in part, certain classes of investors are forced to sell low-credit instruments.  Profits are made based on two kinds of mis-pricings:  (1) fundamental or intrinsic value, and (2) relative value between comparable securities.  Hedge Fund Managers may also take long/short positions throughout the capital structure of leveraged companies to implement a negative or positive credit view in the marketplace with the intention to offer better risk adjusted returns than being outright long or short the market.

Merger Arbitrage.Merger arbitrage entails investing in companies involved in a merger or acquisition.  In a typical stock exchange deal, merger arbitrageurs will go long on the stock of the target company and short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquirer.  In a typical cash tender offer, Hedge Fund Managers purchase the stock of the target company with the objective of profiting from the difference between the stock’s current market price and the announced offer price.  In both examples, the realization of profit depends on the consummation of the merger or acquisition.

Special Situations.Special situations Hedge Fund Managers invest in companies involved in or expected to be involved in spin-offs, capital structure reorganizations, liquidations and other similar corporate restructuring events.  The Hedge Fund Managers hope to profit from taking positions in Financial Instruments that become mis-priced due to these special situations.

Multistrategy Arbitrage.Multistrategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective.  The most common arbitrage strategies used include merger arbitrage, volatility arbitrage, convertible arbitrage, statistical arbitrage, quantitative equity market neutral and fundamental low net equity, capital structure arbitrage, fixed income arbitrage and mortgage backed securities arbitrage.  Hedge Fund Managers may also make small allocations to non-traditional strategies like structured credit, emerging markets trading, reinsurance, energy trading and private investments.  These Hedge Fund Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

Volatility Arbitrage.  Volatility arbitrage involves trading long and short options to create generally low net exposure to the most significant risk characteristics: delta, gamma, vega and theta.  Volatility arbitrage Hedge Fund Managers look to purchase theoretically cheap options while selling options with similar risk factors at theoretically rich valuations.  These Hedge Fund Managers closely watch markets and look to trade against pricing anomalies in a single option or a group of options as market hedgers are less sensitive to price when trying to offset specific portfolio risks.

Convertible Arbitrage. Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity.  The future relationship of the two Financial Instruments can be reasonably predicted, and profits are made as the convertible bond converges to its fair value.

Equity

Equity investing involves the purchase and / or sale of listed or unlisted equity and equity-related Financial Instruments usually based on fundamental research and analysis.  Hedge Fund Managers may invest opportunistically in several sectors or they may be sector specialists.  These Hedge Fund Managers may be globally or regionally focused.  Hedge Fund Managers may also have a style bias, such as growth or value.  The average holding period of Hedge Fund Managers may vary as well between long-term or short-term trading.  Some Hedge Fund Managers may also take a top-down thematic approach while others utilize a bottoms-up approach pursuant to which individual securities are selected.

Long-Biased Equity. Long-biased equity investing generally involves the purchase of Financial Instruments Hedge Fund Managers believe are undervalued.  Long-biased Hedge Fund Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

Hedged Equity.Hedged-equity investing involves the purchase of Financial Instruments that a Hedge Fund Manager believes are undervalued, as well as the short sale of Financial Instruments Hedge Fund Managers determine to be overvalued.  Hedged-equity Hedge Fund Managers control their market risk by varying their levels of long and short exposure.

Statistical Arbitrage, Quantitative Equity Market Neutral and Fundamental Low Net Equity. The statistical arbitrage strategy assumes that equities behave in a way that is mathematically describable.  The quantitative equity market neutral strategy often has a longer holding period than statistical arbitrage and attempts to generate excess returns by generally establishing beta neutral long/short portfolios which are diversified by sector and geography.  Fundamental low net equity Hedge Fund Managers evaluate fundamental data and employ discretion.  In all three cases, Hedge Fund Managers generally perform a low net equity strategy.  This approach seeks to capture longer-term or momentary pricing aberrations in the stocks being monitored.  The profit objective is to exploit mispricings in as low risk a manner as possible.  Security selection is driven by a combination of fundamental and price based factors used to determine whether securities are over or undervalued in comparison to the overall investment universe.

Short-Biased Equity. Short-biased equity investing involves the purchase and short sale of equity and equity-related Financial Instruments.  Short-biased Hedge Fund Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

TEMPORARY AND DEFENSIVE MEASURES

The Master Fund may, from time to time, take temporary or defensive positions in cash or cash equivalents to attempt to minimize extreme volatility caused by adverse market, economic, or other conditions.  Temporarily, for example, in anticipation  of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or repurchases, TEI Fund or the Master Fund (or both) may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments.  In addition, the liquidity of the Master Fund’s investments is limited and the subscription terms for Hedge Funds can be restrictive, so the Master Fund’s ability to invest in Hedge Funds is also limited.  Any such temporary or defensive positions also could prevent achievement of the investment objective.  In addition, pending the full investment of the offering proceeds in Hedge Funds, the Master Fund may invest in these instruments.  See “Use of Proceeds.”

BORROWING

From time to time and subject to the limitations set forth below, the Master Fund and TEI Fund may borrow money to purchase portfolio securities, to meet repurchase requests, and for operational or portfolio management purposes.  The Master Fund and TEI Fund may also borrow money to pay operating expenses if either entity does not generate sufficient cash flow from operations.  Borrowing may be facilitated by entering into a line of credit.  The use of borrowings for investment purposes involves a high degree of risk.  Generally borrowing is intended only in limited circumstances when the Sub-Adviser believes attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available, or where the Sub-Adviser believes it would not be prudent to sell existing portfolio holdings.  It is anticipated that such borrowing will be on a short-term basis.  No Member will have the right to require TEI Fund to redeem Units.  If TEI Fund borrows to finance repurchases of its Units, interest on that borrowing will negatively affect Members who do not have all of their Units repurchased by TEI Fund, by increasing TEI Fund’s expenses and reducing any net investment income.

Asset Coverage Requirements.  Borrowing is not permitted for any purposes if, immediately after such borrowing, TEI Fund or the Master Fund would have asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.  The 1940 Act also provides that either TEI Fund or the Master Fund may not declare distributions, or purchase its stock (including repurchase offers) if, immediately after doing so; it will have asset coverage of less than 300% or 200%, as applicable.  For this purpose, the asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements mean that either entity’s total assets equal 300% or 200%, as applicable, of the total outstanding principal balance of indebtedness.  Also, TEI Fund and the Master Fund each must limit its borrowings and leverage practices to the extent necessary to permit it to repurchase securities pursuant to any offer by either entity to repurchase Units, at such times and on such terms as may be determined by each entity’s Board, in its complete and absolute discretion, without causing TEI Fund or the Master Fund to have an asset coverage of less than 300% or 200%, as applicable.  Lenders may require either entity to agree to more restrictive asset coverage requirements as a condition to providing credit.  For example, the Master Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the Master Fund’s total asset level below what is required by the 1940 Act or the Master Fund’s loan agreements.  In certain cases, this may be impossible.

In the case of the Master Fund, its willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the Sub-Adviser’s investment outlook, market conditions, and interest rates.  Successful use of borrowing will depend on the ability of the Sub-Adviser to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

Subject to the maximum limits on borrowing under the 1940 Act mentioned above, either entity’s Board may modify its borrowing policies, including the percentage limitations, the purposes of borrowings, and the length of time that it may hold portfolio securities purchased with borrowed money.  The rights of any lenders to either entity to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of TEI Fund or the Master Fund.

The “Asset Coverage Requirements” described above do not apply to the Hedge Funds in the Master Fund’s portfolio.  Therefore, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Hedge Funds.  The Master Fund will consider a Hedge Fund’s use of leverage as part of the “Investment Process” described above and monitor it as described under “Evaluation and Monitoring of Hedge Funds”, subject to the impediments to obtaining timely and accurate information mentioned therein.  Due to these impediments, Members should not expect compliance with the asset coverage requirements by a Hedge Fund in the Master Fund’s portfolio.

Neither TEI Fund nor the Master Fund expects to issue debt or preferred Units or Units.

FUTURES AND OPTIONS TRANSACTIONS

If the Master Fund makes an indirect investment in a Hedge Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Hedge Fund, such investment by the Master Fund may be subject to additional regulations.  Futures and related options transactions by the Master Fund (and indirectly TEI Fund) must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission (“CFTC”).  As a general matter, the Master Fund (and indirectly TEI Fund) intends to conduct operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act in order to avoid regulation by the CFTC as a commodity pool.  Pursuant to regulations and/or published positions of the SEC, the Master Fund and TEI Fund may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

TEI FUND, THE OFFSHORE FUND, THE MASTER FUND AND ANY HEDGE FUND IT INVESTS IN MAY CHANGE ITS NAME, INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES

To the extent permitted by applicable regulations or as expressly provided in this Prospectus or the SAI, neither the name of  TEI Fund, the Offshore Fund, the Master Fund nor any aspect of the investment program used by these entities, nor the portfolio allocation range mentioned herein is a fundamental investment policy.  The investment objective of TEI Fund, the Offshore Fund and the Master Fund is non-fundamental and may be changed by TEI Fund’s Board (also acting for the Offshore Fund) and the Master Fund’s Board, respectively.  Except as otherwise stated in its Prospectus or in its SAI, the investment policies and restrictions of TEI Fund, the Offshore Fund and the Master Fund are not fundamental and may be changed by the Board (also acting for the Offshore Fund) and the Master Fund’s Board, respectively.  TEI Fund’s, the Offshore Fund’s and the Master Fund’s fundamental investment policies are listed in the SAI.  Sixty days’ advanced notice will be provided to Members prior to any such change.  A Hedge Fund in the Master Fund’s portfolio may change its name, objective, policies, restrictions, strategies and techniques without any advanced notice to Members.  The Hedge Funds held by the Master Fund may pursue various investment strategies and are subject to special risks.  See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Hedge Funds.”

PRINCIPAL RISK FACTORS RELATING TO TEI FUND’S STRUCTURE

The following are the principal risk factors that relate to the operations and structure of TEI Fund which also involves the Offshore Fund and the Master Fund.  The investments of the Hedge Funds in which the Master Fund invests are also subject to special risks.  See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Hedge Funds.”

LIMITED OPERATING HISTORY

TEI Fund, the Offshore Fund and the Master Fund have limited operating histories, and may not succeed in meeting the investment objective.

MAN-GLENWOOD PATENT APPLICATION

The Master Fund is expected to have investors other than TEI Fund (through the Offshore Fund).  Rochdale Core Alternative Strategies Fund LLC (the “RCAS Fund”), which is a Rochdale investment company for taxable investors, will also invest in the Master Fund.  See “Structural Diagram.”

Man-Glenwood Lexington TEI, LLC, or an affiliate thereof (“Man-Glenwood”), a non-affiliated investment company, disclosed that it has filed a patent application relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund.  The Patent Application was published on February 2, 2006.  In the event that the Patent Application is granted and it is determined that the that the three-tier master-feeder structure of which TEI Fund forms a part infringes on the patent, the TEI Fund’s Board of Directors may determine to have the Master Fund enter into a licensing agreement pursuant to which the master-feeder structure may continue to operate without infringing on the patent.  Such a licensing agreement will likely impose additional costs, in the form of licensing fees and other costs, on the Master Fund, TEI Fund and the Members.  Man-Glenwood has also filed a second unpublished patent application that is believed to include some common subject matter with the Patent Application.  The impact of this patent application, if a patent is ultimately issued thereon, is expected to be similar to the impact of the Patent Application.

If it is determined that the master-feeder structure of which TEI Fund forms a part infringes on the patent and a mutually agreeable license cannot or should not be negotiated, TEI Fund’s Board of Directors will be required to determine how to modify the master-feeder structure in order to address any patent infringement issues.  Possible ways in which the master-feeder structure could be modified (each, an “Alternative Transaction”) include, among others, (i) a complete liquidation of the master-feeder structure, including TEI Fund; (ii) a liquidation of the RCAS Fund and any related entity, while leaving the master-feeder structure of TEI Fund and the Master Fund intact; (iii) the collapse of the master-feeder structure of TEI Fund and the Master Fund so that TEI Fund owns the Investment Funds directly; or (iv) the replacement of TEI Fund with a new master-feeder structure and the transfer of the Members (and TEI Fund’s assets attributable to Members) to the new structure. In the event of implementation of an Alternative Transaction, TEI Fund may bear costs and expenses, and incur losses that would, in turn, be borne by the Members.  There can be no assurance that these costs, expenses and losses will not have a material adverse effect on TEI Fund and on the Members’ investment in TEI Fund.

CLOSED-END FUND; LIMITED LIQUIDITY; UNITS NOT LISTED; REPURCHASES OF UNITS

TEI Fund is a closed-end; non-diversified, management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle.  You should not invest in TEI Fund if you need a liquid investment.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their Units on a daily basis at a price based on net asset value.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities.  The Manager believes that unique investment opportunities exist in the market for Hedge Funds.  However, these investments are often illiquid, and an open-end fund’s ability to make such investments is limited.  For this reason, among others, TEI Fund and the Master Fund have been organized as closed-end funds so that each entity can invest more than 15% of its net assets in illiquid securities.

TEI Fund does not intend to list its Units for trading on any national securities exchange.  There is no secondary trading market for the Units, and none is expected to develop.  The Units are, therefore, not marketable.  Because TEI Fund is a closed-end investment company, its Units will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund.  Although the Board, in its complete and absolute discretion, may cause TEI Fund to offer to make repurchase offers for outstanding Units at their net asset value, the Units are illiquid when compared to Units of funds that trade on a stock exchange, or Units of open-end investment companies.  In addition, in extreme cases, TEI Fund may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of TEI Fund’s interest in the Master Fund, held through the Offshore Fund, due to such occurrences as the inability to redeem from one or more Hedge Funds.  In that event, Members may be able to sell Units only if they are able to find a Qualified Investor willing to purchase the Units.  Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Board.  For these reasons Members may not be able to “cut their losses” if the Master Fund performs poorly.  The Board in its complete and absolute discretion determines the amount that TEI Fund offers to repurchase during any repurchase offer, and such repurchase amount may be a portion of TEI Fund’s outstanding Units and will be limited to Units that have been held for at least six calendar months (or in certain cases as described under “Repurchases of Units,” at least two six-month periods) after their initial purchase.  Members whose Units are accepted for repurchase bear the risk that TEI Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the effective date of the repurchase (i.e., the Repurchase Valuation Date), normally at least three months.  It typically takes another month after the Repurchase Valuation Date to pay at least 90% of the value for the Units accepted for repurchase, with the balance (if any) paid following the audit of TEI Fund for the year in which the Repurchase Valuation Date occurs.  Further, repurchases of Units, if any, may be suspended or postponed in the complete and absolute discretion of the Board.  An investment in TEI Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the underlying investments of the Master Fund.  See “Investor Suitability” and “Repurchases of Units.”  Also, because the Units will not be listed on any securities exchange, TEI Fund is not required, and does not intend, to hold annual meetings of its Members.

UNRELATED BUSINESS TAXABLE INCOME

It is the intention of TEI Fund that the structure of which TEI Fund and the Offshore Fund are a part ought to prevent unrelated business taxable income (“UBTI”) from being passed on to TEI Fund’s investors.  Therefore, Qualified Investors should not receive UBTI that would otherwise be taxable income despite their tax-deferred or tax-exempt status.  There can be no assurance that the tax authorities will accept the position of TEI Fund relating to the consequences of its investment transactions.  See “Offshore Fund” and “Taxes” a section of the Prospectus that describes the tax risks posed by an investment in TEI Fund.

NON-DIVERSIFIED STATUS

TEI Fund and the Master Fund are non-diversified, closed-end management investment companies for purposes of the 1940 Act.  Consistent with applicable securities laws, rules and interpretations, the Master Fund intends to limit investments in any one Hedge Fund to less than 5% of the outstanding voting securities of such Hedge Fund, unless voting for such securities can be waived or limited or non-voting securities are available.

SPECIAL RISKS OF FUND OF HEDGE FUNDS STRUCTURE, INCLUDING INVESTING IN UNREGISTERED FUNDS

HEDGE FUNDS NOT REGISTERED

The Hedge Funds will not be registered as investment companies under the 1940 Act and, therefore, the Master Fund (and in turn TEI Fund) will not be entitled to the protections of the 1940 Act with respect to the Hedge Funds.  In addition, the investment advisers to, or general partners of, the Hedge Funds may not be registered as investment advisers under the Advisers Act.

ILLIQUID INVESTMENTS HELD BY A HEDGE FUND; SIDE POCKETS

Hedge Fund Managers may invest in Financial Instruments for which no liquid market exists or which are long-term investments and may require several years before they are suitable for sale.  Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to freely-tradable investments.  Furthermore, the market prices, if any, for such Financial Instruments may be volatile and a Hedge Fund Manager may not be able to sell such Financial Instruments when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.  The sale of illiquid Financial Instruments often requires more time and may result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of freely marketable investments.

Illiquid investments held by a Hedge Fund may be separately accounted for by such Hedge Fund in “side pockets” and may be valued by the Hedge Fund Manager, in its discretion, at cost, the lower of cost or market, or any other valuation method employed by the Hedge Fund Manager until it is able to dispose of such illiquid investments.  If consistent with the method for valuation of investments described in this Prospectus, TEI Fund and the Master Fund may rely on the valuations provided by the Hedge Fund Manager and to the extent that the actual value of such investments is greater or less than the value provided by the Hedge Fund Manager, the net asset value of a Member’s Units will be less or greater.  Certain Hedge Funds may provide that new investors in such a Hedge Fund will not participate in such illiquid investments.  However, new investors in TEI Fund will participate in the Master Fund’s other illiquid investments in such a Hedge Fund.  In addition, certain Hedge Funds may not permit investors, including the Master Fund, to redeem the portion of their investment in such Hedge Fund that has been designated as a side pocket investment until such investment is disposed of or is determined to have readily ascertainable market value.  As a result, the Board’s ability to offer to repurchase Units and the size of any repurchase offer may also be limited.  Similarly, such investments in illiquid Financial Instruments may impact the Master Fund’s (and in turn TEI Fund’s) ability to satisfy repurchase requests and to reallocate its investments among Hedge Funds.  The Master Fund (and in turn TEI Fund) will have to redeem the portion of its investments from Hedge Funds that have not been allocated to side pockets in order to satisfy repurchase requests.  This will further reduce the Master Fund’s liquid holdings and increase the pro rata share of the Members that have not requested to have their Units repurchased in the side pocket investments of the Hedge Funds.  Furthermore, in the event that a Member desires to have its Units repurchased at a time when a Hedge Fund side pockets or illiquid investments exist in one or more Hedge Funds, the proceeds payable to an investor may not reflect the actual value of such side pocket investments or illiquid investments, and the value received by such Member may be less or more than they would have received had the Hedge Fund been able to accurately value such side pocket investments or illiquid investments or had the Hedge Fund realized or disposed of such investments prior to the repurchase.

MULTIPLE MEMBERS REQUESTING LARGE REPURCHASES

TEI Fund may not be able to meet all repurchase requests.  In the event TEI Fund receives a request for repurchase in excess of its ability to cover repurchase amounts during a tender offer, the Board has the discretion to allocate a proportionate share of such Member’s request to the Member.

HEDGE FUND OPERATIONS NOT TRANSPARENT

A Hedge Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Sub-Adviser and that involve risks that are not anticipated by the Sub-Adviser.  Hedge Funds may have limited operating history and investment advisers of Hedge Funds may have limited experience in managing assets.

VALUATION OF INVESTMENTS

The net asset value of TEI Fund, the Offshore Fund and the Master Fund will equal the value of the assets of TEI Fund, the Offshore Fund, and the Master Fund, respectively, less all of each entity’s liabilities, including accrued fees and expenses.  It is expected that the assets of TEI Fund will consist of its interest in the Offshore Fund.  In computing its net asset value, TEI Fund will value its interest in the Offshore Fund at the value of the Offshore Fund’s interest in the Master Fund, and the Offshore Fund will value its interest in the Master Fund at the net asset value provided by the Master Fund to the Offshore Fund and TEI Fund.

The Manager and the Board anticipate that market prices will not be readily available for the Hedge Funds in which the Master Fund invests.  In this situation, Congress has mandated that registered investment company directors, in good faith, use their best business judgment to determine the fair value of such securities.  Consistent with this mandate, the Master Fund’s and TEI Fund’s valuation procedures (which may use estimated valuations) were adopted.  The valuation procedures provide that the fair value of investments in Hedge Funds ordinarily will be the value determined for each Hedge Fund in accordance with the Hedge Fund’s valuation policies and provided to the Master Fund.  See “Net Asset Valuation.”  Although the Sub-Adviser will review the valuation procedures used by the Hedge Fund Managers, the Sub-Adviser and the Board of TEI Fund or the Master Fund’s Board will have little or no means of independently verifying valuations provided by such Hedge Fund Managers.  In calculating net asset value, although TEI Fund’s and the Master Fund’s procedures require the Sub-Adviser to review other relevant factors, these entities will rely significantly on values of Hedge Funds that are reported by the Hedge Fund Managers themselves.  While pricing information generally is available for many of the Financial Instruments in which the Hedge Fund Managers invest, observable pricing inputs may not always be available from any source.  Valuations of Financial Instruments for which observable pricing information cannot be obtained will be made based upon unobservable data that reflect the Hedge Fund Managers’ own assumptions about the factors that a market participant would use in pricing the Financial Instruments.  Prices quoted by different sources are subject to material variation.  While it is anticipated that the Hedge Fund Managers will make reasonable efforts in good faith to evaluate such information, there can be no assurance that the value of an asset owned by Hedge Fund will be realized upon its disposition.  The Hedge Fund Managers may rely upon pricing services reasonably selected by the Hedge Fund Managers and will not, in the absence of fraud or willful misconduct, be liable for any loss suffered by a Hedge Fund by reason of any error in calculation resulting from any inaccuracy in the information provided by any pricing service.  See “Estimates” and “Net Asset Valuation” for more information on the valuation of investments, including the valuation of its investments in Hedge Funds and related risks.

ESTIMATES

As mentioned above, in most cases, TEI Fund and the Master Fund will have little ability to assess the accuracy of the valuations received from a Hedge Fund Manager regarding a Hedge Fund.

Furthermore, these valuations may be estimates only, subject to revision based on each Hedge Fund’s annual audit.  Revisions to TEI Fund’s and the Master Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of the Hedge Funds are completed.  Certain securities in which Hedge Funds invest may not have readily ascertainable market prices.  These securities will nevertheless generally be valued by Hedge Fund Managers, which valuations will be conclusive with respect to TEI Fund, even though Hedge Fund Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Hedge Fund Managers.  It is possible that the valuation of the Master Fund’s investment in a Hedge Fund as provided by a Hedge Fund Manager as of a specific date will vary materially from the fair value of the investment as determined under procedures adopted by the Board of TEI Fund and the Master Fund’s Board.  In such event, the Master Fund (and in turn TEI Fund) might receive substantially less than the fair value of its investment in connection with its withdrawal of its investment from a Hedge Fund.  Either Board’s Valuation Committee will attempt to resolve any conflicts between valuations assigned by a Hedge Fund Manager and fair value as determined by either Board by seeking information from the Hedge Fund Manager and reviewing all relevant available information.  Such review may result in a determination to change the fair value of the Master Fund’s (and in turn TEI Fund’s) investment.  Members should recognize that valuations of illiquid securities, such as interests in Hedge Funds, involve various judgments and consideration of factors that may be subjective.  As a result, the net asset value of the Master Fund (and in turn that of TEI Fund) , as determined based on the fair value of its interests in Hedge Funds, may vary materially from the amount each entity would realize on the withdrawal of its investments from the Hedge Funds.  This could adversely affect materially the Master Fund, TEI Fund, new Members and Members who’s Units are repurchased.  See “Valuation of Investments” and “Net Asset Valuation” for more information on the valuation of investments.

MULTIPLE LEVELS OF FEES AND EXPENSES

Although in many cases investor access to the Hedge Funds may be limited or unavailable, an investor who meets the conditions imposed by a Hedge Fund may be able to invest directly with the Hedge Fund.  By investing in Hedge Funds indirectly through TEI Fund, the investor bears an asset-based management fee at the Master Fund level and a performance based incentive fee at the TEI Fund level, in addition to any asset-based and performance-based management fees and allocations at the Hedge Fund level.  Moreover, an investor in TEI Fund (and in turn the Master Fund) bears a proportionate share of the fees and expenses of this structure (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Hedge Funds.  Thus, an investor in TEI Fund (and in turn the Master Fund) may be subject to higher operating expenses than if he or she invested directly in Hedge Funds.

Each Hedge Fund generally will be subject to a performance-based fee or allocation, regardless of the performance of other Hedge Funds and the Master Fund generally.  Accordingly, an investment adviser to a Hedge Fund with positive performance may receive performance-based compensation from the Hedge Fund, and thus indirectly from the Master Fund, TEI Fund and its Members , even if the Master Fund’s overall performance is negative.  Generally, fees payable to investment advisers of the Hedge Funds will range from 0.5% to 3% (annualized) of the average net asset value of the Hedge Fund, and incentive allocations or fees generally range from 10% to 30% of a Hedge Fund’s net profits.  The performance-based compensation received by a Hedge Fund Manager also may create an incentive for that investment adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation.  That compensation may be based on calculations of realized and unrealized gains made by the investment adviser without independent oversight.

DUPLICATIVE TRANSACTION COSTS

A Hedge Fund Manager makes investment decisions independently from another Hedge Fund Manager.  As a result, at any particular time, one Hedge Fund may be purchasing securities of an issuer whose securities are being sold by another Hedge Fund.  Consequently, on the one hand, the Master Fund (and in turn TEI Fund) could incur indirectly transaction costs without advancing its investment strategy or accomplishing any net investment result, if each Hedge Fund had economic reasons for its transaction that cancelled each other out.  On the other hand, if the purchasing Hedge Fund had a good economic reason to buy and the selling Hedge Fund had a good economic reason to sell that did not economically cancel the first, the Master Fund and TEI Fund would benefit.

TURNOVER

The Master Fund’s activities involve investment in the Hedge Funds, which may invest on the basis of short-term market considerations.  The turnover rate within the Hedge Funds may be significant, potentially involving substantial brokerage commissions and fees.  The Master Fund will have no control over this turnover.  As a result of this turnover, it is anticipated that the Master Fund’s (and in turn TEI Fund’s) income and gains, if any, will be primarily derived from ordinary income and short-term capital gains.  In addition, the withdrawal of the Master Fund from a Hedge Fund could involve expenses to the Master Fund (and TEI Fund) under the terms of investment.

EXPENSE OF THE MASTER FUND’S WITHDRAWAL FROM A HEDGE FUND

The withdrawal of the Master Fund from a Hedge Fund could involve expenses to it under the terms of the investment because, in some situations, the Master Fund may be required to pay an additional amount to terminate or reduce a position in a Hedge Fund.

INABILITY TO VOTE OR EXERCISE CONTROL

The Master Fund may elect to hold non-voting securities in Hedge Funds or waive the right to vote in respect of a Hedge Fund.  In such cases, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Hedge Fund, including matters adverse to the Master Fund’s interests.  The Master Fund does not intend to acquire a sufficient percentage of the economic interests in any Hedge Fund to cause it to control the Hedge Fund.  Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Hedge Fund that may be held by the Master Fund.  For this reason, the Master Fund will keep its investments to less than 5% of any one Hedge Fund’s outstanding voting securities, unless voting for such securities can be waived or limited or non-voting securities are available.

Although the Hedge Fund Managers will be subject to certain fiduciary duties, there can be no assurances against fraud, misappropriation or other misconduct by the Hedge Fund Managers.  Such misconduct by a Hedge Fund Manager could adversely affect the performance of the Master Fund.

INABILITY TO INVEST IN HEDGE FUNDS

In the event that the Master Fund is able to make investments in Hedge Funds only at certain times and in certain minimum amounts, the Master Fund may invest any portion of its assets that is not invested in Hedge Funds, in money market securities, or other liquid assets pending investment in Hedge Funds.  During this time that the Master Fund’s assets are not invested in Hedge Funds, that portion of the Master Fund’s assets will not be used to pursue the investment objective.  See “Use of Proceeds” for other situations in which the Master Fund may not be able to invest in Hedge Funds for a period of time, such as when a cash reserve is maintained for operational needs or during the reallocation process when undesirable Hedge Funds are sold and desirable Hedge Fund purchases are pending.

INDEMNIFICATION OF HEDGE FUNDS

The Master Fund, as an investor in a Hedge Fund, may be required to indemnify a Hedge Fund and its Hedge Fund Manager from liability, damage, cost or expense arising out of various matters where the Hedge Fund or Hedge Fund Manager has been adversely affected by the Master Fund’s actions or has incurred liabilities arising from the Master Fund’s actions.  In addition, the Master Fund may agree to indemnify the Hedge Fund Manager for certain matters, subject to limitations imposed by the 1940 Act.

INDIRECT INVESTMENT IN HEDGE FUNDS

Any transaction by which the Master Fund indirectly gains exposure to a Hedge Fund by the purchase of a structured note, swap, or other contract is subject to special risks.  The Master Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks.  See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Hedge Funds -- Special Investment Instruments and Techniques, Including Derivative Instruments.”  Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Master Fund’s investment.  There can be no assurance that the Master Fund’s indirect investment in a Hedge Fund will have the same or similar results as a direct investment in the Hedge Fund, and the Master Fund’s value may decrease as a result of such indirect investment.

HEDGE FUND IN-KIND DISTRIBUTIONS

Generally, a Hedge Fund expects to distribute cash to the holders of its interests that are redeemed.  However, there can be no assurance that a Hedge Fund will have sufficient cash to pay for its interests that are being redeemed or that a Hedge Fund will be able to liquidate portfolio investments at favorable prices to pay for redemptions.  Hedge Funds may be permitted to redeem their interests in-kind.  Thus, upon the Master Fund’s (and in turn TEI Fund’s) withdrawal of all or a portion of its interest in a Hedge Fund, the Master Fund may receive securities that are illiquid or difficult to value.  In these circumstances, the Sub-Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund.

HEDGE FUNDS ORGANIZED OUTSIDE OF UNITED STATES

The Master Fund may be invested in Hedge Funds organized outside of the United States.  Investments in Hedge Funds organized in, and investments by the Hedge Funds in, foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States.  For example, it may be more difficult for the Master Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.  Thus, it may be more difficult or impossible to: effect service of process, enforce judgments obtained in U.S. courts against offshore Hedge Funds based on U.S. securities law, bring an original action in foreign court to enforce liability against an offshore Hedge Fund based on U.S. securities law, and bring Master Fund interest holder claims on behalf of Members.

CHANGE IN HEDGE FUND MANAGER’S ASSETS

The Master Fund may invest with Hedge Fund Managers who may experience increases or decreases in the assets they manage, which may impair the ability of their strategies and operations to perform up to historical levels.  Hedge Fund Managers with significant reductions in assets may not be able to fully execute their investment strategies.  Alternatively, Hedge Fund Managers faced with a significant increase in assets to invest may divert from stated strategies into strategies or markets with respect to which they may have little or no experience.  This could result in serious losses to the Hedge Fund Manager and, accordingly, the Master Fund.

DISADVANTAGES OF REPLACING HEDGE FUND MANAGERS

A Hedge Fund Manager generally is required to recoup previous trading losses (at least to an extent) before it can earn performance-based compensation or be allocated investment profits.  However, the Sub-Adviser may elect to replace or allocate assets away from a Hedge Fund Manager that has a “loss carryforward.”  The Portfolio would lose the “free ride” of any potential recoupment of the prior losses.  The new Hedge Fund Manager would earn performance-based compensation on the first dollars of investment profits.  The effect of the replacement of or the reallocation of assets away from Hedge Fund Managers therefore could be significant.

COMPETITION

The investment industry is extremely competitive.  In pursuing their investment and trading methods and strategies, Hedge Fund Managers will compete with many of the larger investment advisory and private investment firms, as well as institutional investors and, in certain circumstances, market-makers, banks and broker-dealers.  In relative terms, a Hedge Fund Manager may have little capital and may have difficulty in competing in markets in which its competitors have substantially greater financial resources, larger research staffs and more investment professionals than a Hedge Fund Manager has or expects to have in the future.  Additionally, the number of Hedge Funds and Hedge Fund Managers has grown in recent years, many of which are seeking the same investment opportunities, thus increasing the competition for investment opportunities.

BORROWING

To the extent that the Master Fund borrows money, the value of its net assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage.  If the Master Fund’s investments decline in value, TEI Fund Members’ loss will be magnified if the Master Fund has borrowed money to make its investments.  Subject to the Master Fund’s investment restrictions with respect to borrowing, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligation with respect to any TEI Fund repurchase offer.

If the Master Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings within one year of incurring them, or it may be forced to sell investments at disadvantageous times in order to repay borrowings.  The Master Fund’s performance may be adversely affected if it is not able to repay borrowings (because of the continued interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings.  If the Master Fund is forced to sell investments to repay borrowings (including borrowings incurred to finance the repurchase of TEI Fund Units) the Master Fund’s portfolio turnover rate will increase.

The rights of any lenders to the Master Fund (and indirectly to TEI Fund) to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund, including distributions (if any) to TEI Fund for Members.  Interest payments and fees incurred in connection with borrowings will increase the Master Fund’s expense ratio and will reduce any income TEI Fund otherwise has available for distributions.  The Master Fund’s obligation to make interest or principal payments on borrowings may prevent the Master Fund from taking advantage of attractive investment opportunities.

PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS, AND
INVESTMENT STRATEGIES OF THE HEDGE FUNDS

GENERAL

This section discusses the types of investments generally made by the Hedge Funds in which the Master Fund invests and the related risk factors with respect to such investments for both TEI Fund and the Master Fund.  It is possible that a Hedge Fund will make an investment that is not described below, which would be subject to its own particular risks.  Unless expressly stated otherwise herein, an investor’s determination to invest in TEI Fund should not be based on a belief that the Hedge Funds will not make a certain type of investment.  The impact of a particular risk in a Hedge Fund will, in turn, have a corresponding impact on TEI Fund and the Master Fund.  While the following discussion may mention the Master Fund primarily, readers should understand that mention of the Master Fund encompasses the structure involving TEI Fund’s investment through the Offshore Fund into the Master Fund.

The Master Fund’s investment program entails substantial risks.  You should expect the value of the Master Fund’s net assets to fluctuate.  Due to the types of investments and investment strategies to be used by the Hedge Funds, fluctuations in the net asset value of the Master Fund may be more volatile than is typical for most funds.  There can be no assurance that the Master Fund’s or the Hedge Funds’ investment objectives will be achieved or that their investment programs will be successful.  In particular, each Hedge Fund’s use of leverage, short sales, and derivative transactions, and limited diversification can, in certain circumstances, may cause the value of a Hedge Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used, which, in turn, could result in significant losses to the Master Fund.

All securities investments are subject to the risk of loss of capital.  The value of the Master Fund’s net assets will fluctuate based on the fluctuation in the value of the Hedge Funds in which it invests.  To the extent that the portfolio of a Hedge Fund is concentrated in a transaction with one counter party or in securities of a single issuer or issuers in a single industry or market sector, the risk of the Master Fund’s investment in that Hedge Fund is increased.  The investment environment in which the Hedge Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, and technological and regulatory change.  Investors should consider the Master Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  You may experience a significant decline in the value of your investment and could lose money.  You should consider the Master Fund a speculative investment, and you should invest in the Master Fund only if you can sustain a complete loss of your investment.

EQUITY SECURITIES

Hedge Funds’ portfolios may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers.  Hedge Funds also may invest directly in foreign securities or in depositary receipts relating to foreign securities.  (See “Foreign Securities” below.)  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

Hedge Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small or medium compared to other publicly traded companies (including micro-cap companies).  Smaller companies may have limited product lines, markets, or financial resources or may depend on a small-inexperienced management group.  Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies.  They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.  These securities may therefore be more vulnerable to adverse market developments than securities of larger companies.  Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer, without any assurance of success, for the prices of the securities of a small company to reflect the full value of that company’s earnings potential or assets.

FIXED-INCOME SECURITIES

Hedge Funds may invest in fixed-income securities.  Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities.  These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

HIGH-YIELD SECURITIES

High-yield securities are generally not exchange-traded and, as a result, these instruments may trade in a smaller secondary market than exchange-traded bonds.  In addition, a Hedge Fund Manager may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.  High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to make timely interest and principal payments.  The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities.  Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing.  It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

DISTRESSED SECURITIES

Certain Financial Instruments in which Hedge Fund Managers may invest may be issued by companies in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation.  As a result, these Financial Instruments are likely to be particularly risky investments, though they also may offer the potential for correspondingly high returns.  Such companies’ Financial Instruments may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.

FOREIGN SECURITIES

Hedge Funds may invest in securities of foreign issuers and in sponsored depositary receipts, such as American Depositary Receipts (“ADRs”) that represent indirect interests in securities of foreign issuers.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities.  Foreign securities in which the Hedge Funds may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Foreign securities markets generally are not as developed or efficient or as strictly regulated as securities markets in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are lower than in the United States and, at times, volatility of prices can be greater than in the United States.  The Master Fund, to the extent of its holdings of Hedge Funds with foreign investments or offshore Hedge Funds, will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Since foreign securities often are purchased with and payable in currencies of foreign countries, their value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

To the extent that Hedge Funds invest in emerging market countries, the political, regulatory, and economic risks inherent in such investments are significant and may differ in kind and degree from the risks presented by investments in major securities markets in developed countries.  Additional risks of emerging markets countries may include: greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of certain currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

FOREIGN CURRENCY TRANSACTIONS

A Hedge Fund may engage in foreign currency transactions for a variety of purposes, including locking in the U.S. dollar price of security (i) between trade and settlement date or (ii) that it has agreed to buy or sell, or (iii) to hedge the U.S. dollar value of a security that the Hedge Fund owns.  A Hedge Fund may also engage in foreign currency transactions for non-hedging purposes to generate returns.  Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  Foreign currency transactions may involve a Hedge Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date.  A Hedge Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Hedge Fund has contracted to receive in the exchange.  An investment adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

CONCENTRATION OF INVESTMENTS; NON-DIVERSIFIED PORTFOLIOS

Hedge Funds may target or concentrate their investments in particular markets, sectors, or industries.  Hedge Funds also may be considered to be non-diversified and invest without limit in a single issuer.  As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Hedge Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios.  Those Hedge Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.

LEVERAGE

Some or all of the Hedge Funds may borrow money from brokers and banks for investment purposes.  This practice, which is known as engaging in “leverage” or making purchases on “margin” is speculative and involves certain risks.

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.  The financing of securities purchases may also be affected through reverse repurchase agreements with banks, brokers, and other financial institutions.

Although leverage will increase investment return if a Hedge Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Hedge Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the extent of the changes in the value of the Master Fund’s investment in the Hedge Fund.  Because acquiring and maintaining positions on margin or by the use of other leverage allows a Hedge Fund to control positions worth significantly more than its investment in those positions, the amount that such Hedge Fund stands to lose in the event of adverse price movements is high in relation to the amount of its investment.  In the event that a Hedge Fund’s equity or debt instruments decline in value, the Hedge Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Hedge Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of a Hedge Fund’s net assets, the Hedge Fund’s investment adviser might not be able to liquidate assets quickly enough to pay off the Hedge Fund’s borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Hedge Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, either of which requirements would increase the cost of borrowing over the stated interest rate.  In addition, since interest will be an expense of a Hedge Fund using margin or other leverage and interest rates can fluctuate, any such Hedge Fund is at risk that interest rates will increase, thereby increasing the relevant Hedge Fund’s expenses.  The Master Fund will indirectly bear the foregoing financial risks by investing in Hedge Funds which may choose to employ leverage.

Hedge Funds may not be subject to the same or similar asset coverage requirements that the 1940 Act imposes in connection with borrowing.  Therefore, Hedge Funds may be able to achieve greater levels of indebtedness and, consequently, greater risk due to leveraging or high interest payments, than would be permitted for a registered investment company.

In order to obtain “leveraged” market exposure in certain investments and to increase overall returns, a Hedge Fund may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of any applicable or self-imposed asset coverage requirement.  These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.  See also “Principal Risk Factors Relating to TEI Fund’s Structure.”

SHORT SALES

Hedge Fund Managers may effect short sales of securities as part of their hedging strategy in a given investment or in those instances when a Hedge Fund Manager is of the belief that a given security is over-priced.  Short sales are transactions in which a Hedge Fund Manager sells a security which a Hedge Fund does not own (by borrowing such security), in anticipation of a decline in the market value of the security.  Although the gain is limited by the price at which the Hedge Fund Manager sold the security short, losses from short sales may be unlimited if the price of the security sold short continues to appreciate.  Additionally, even though a Hedge Fund Manager secures a “good borrow” of the security sold short at the time of execution, the lending institution may recall the lent security at any time, thereby forcing a Hedge Fund Manager to purchase the security at the then prevailing market price which may be higher than the price at which such security was originally sold short by a Hedge Fund Manager.  Recent market turmoil, combined with the perception that short selling is one of the potential causes of market fragility, has led to regulations restricting the use of short sales.  Certain jurisdictions recently have promulgated such regulations.  As a result, Hedge Fund Managers may be prohibited from using short sales to hedge certain positions.  Certain Hedge Fund Managers may employ investment strategies (for example, short-biased equity and convertible arbitrage) which cannot be properly effected without the use of short sales.  In the event of such a prohibition, the performance of the applicable Hedge Funds is expected to suffer.  In addition, these regulations may lead to crowded shorts and increased borrowing costs.  The specific regulations in effect at any given time vary with regulators’ perceptions of market risk and it is not possible to gauge what, if any, regulations will be in effect in the future.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Hedge Fund Managers may enter into repurchase and reverse repurchase agreements.  Repurchase agreements entail the purchase of a security from a bank or broker-dealer that agrees to repurchase the security at the Hedge Fund’s cost plus interest within a specified time.  If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Hedge Fund may seek to sell the securities which it holds, which action could involve costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Hedge Fund’s ability to dispose of the underlying securities may be restricted.  Similarly, the entering into of reverse repurchase agreements involves certain risks.  A reverse repurchase agreement involves the sale of a security by the Hedge Fund and its agreement to repurchase the security at a specified time and price.  Under a reverse repurchase agreement, the Hedge Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

MONEY MARKET AND OTHER LIQUID INSTRUMENTS

Hedge Funds may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their investment advisers deem appropriate under the circumstances.  Pending allocation of the offering proceeds and thereafter, from time to time, the Master Fund also may invest in these instruments.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit, and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.  Nonetheless, money market instruments are subject to risk, including default risk, depreciation risk and liquidity risk.  For example, commercial paper is not backed by collateral.  Issuers of commercial paper are required to have high credit ratings and defaults have been rare but they have nonetheless occurred, including commercial paper issued by Lehman Brothers.  Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation and may not be guaranteed by the Exchange Stabilization Fund.  As a result, they are subject to a risk of loss.  The investment objective may not be achieved during any time in which investable assets are not substantially invested in accordance with the primary investment strategies.

PURCHASING INITIAL PUBLIC OFFERINGS

Hedge Funds may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies.  Such volatility can affect the value of the Master Fund’s investment in Hedge Funds that invest in such shares.  The limited number of shares available for trading in some initial public offerings may make it more difficult for a Hedge Fund to buy or sell significant amounts of shares without having an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

HIGHLY VOLATILE MARKETS

The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile.  Price movements of forward contracts, futures contracts and other derivative contracts in which the Hedge Funds may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate-related futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  Moreover, since there is generally less government supervision and regulation of foreign stock exchanges and clearinghouses than in the United States, Hedge Fund Managers also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

RESTRUCTURINGS

Hedge Fund Managers may make certain speculative purchases of Financial Instruments.  Such purchases may include Financial Instruments of companies that are involved in, or which such Hedge Fund Managers believe will be involved in, corporate restructurings, that they believe are undervalued because of an extraordinary event, or that are expected to undergo a change in value because of an expected occurrence.  Hedge Fund Managers may also make concentrated investments in Financial Instruments of companies that may be or may become targets for takeovers.  If those Hedge Fund Managers purchase Financial Instruments in anticipation of an acquisition attempt or reorganization or with the intention to influence the management and policies of the issuer of the Financial Instruments, and an acquisition attempt or reorganization does not in fact occur or they are not able to so influence the issuer of the Financial Instruments, those Hedge Fund Managers may sell the Financial Instruments at a material loss to the Master Fund.

In most forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, for failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new Financial Instrument the value of which will be less than the purchase price to a Hedge Fund Manager of the Financial Instruments in respect of which such distribution was made.

INCORRECTLY VALUED FINANCIAL INSTRUMENTS

Financial Instruments that a Hedge Fund Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame a Hedge Fund Manager anticipates.  As a result, the Master Fund may lose all or substantially all of its investment in any particular instance.  In addition, there is no minimum credit standard that is a prerequisite to a Hedge Fund Manager’s investment in any instrument and some obligations and preferred stock in which a Hedge Fund Manager invests may be less than investment grade.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES, INCLUDING DERIVATIVE INSTRUMENTS

Hedge Funds may utilize a variety of special investment instruments and techniques (described below) to hedge their portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue their investment objectives.  These strategies may be executed through transactions in derivative instruments (“Derivatives”).  The instruments the Hedge Funds may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Hedge Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Some or all of the Hedge Funds may invest in, or enter into transactions involving Derivatives.  These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate.  Examples of Derivatives include, but are not limited to, options contracts, futures contracts, options on futures contracts, interest rate swaps, caps and floors both for investment purposes and risk management purposes.  A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future.  An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date.  A description of these and other Derivatives that the Hedge Funds may use is provided in TEI Fund’s SAI.

A Hedge Fund’s use of Derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular Derivative and the Hedge Fund’s portfolio as a whole.  Derivatives permit an Hedge Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Hedge Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Hedge Fund’s performance.  If a Hedge Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund’s return or result in a loss.  A Hedge Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Hedge Fund is unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for Derivatives.

Engaging in these transactions involves risk of loss to the Hedge Funds that could adversely affect the value of TEI Fund’s and the Master Fund’s net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Hedge Funds to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

FORWARD CONTRACTS

A Hedge Fund may enter into a forward contract, which is a purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.  Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.

A Hedge Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns) to pursue its investment objective.  Forward contracts are transactions involving a Hedge Fund’s obligation to purchase or sell a specific instrument at a future date at a specified price.  Forward contracts may be used by a Hedge Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Hedge Fund Manager anticipates purchasing or selling a foreign security.  This technique would allow the Hedge Fund to “lock in” the U.S. dollar price of the security.  Forward contracts may also be used to attempt to protect the value of a Hedge Fund’s existing holdings of foreign securities.  There may be, however, imperfect correlation between a Hedge Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings.  Forward contracts also may be used for non-hedging purposes to pursue a Hedge Fund’s investment objective, such as when a Hedge Fund’s investment adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Hedge Fund’s investment portfolio.  There is no general requirement that the Hedge Funds hedge all or any portion of their exposure to foreign currency risks.

Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration.

SWAPS

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. Whether a Hedge Fund Manager’s use of swap agreements will be successful will depend on the ability of a Hedge Fund Manager properly to value and trade swaps in light of interest rates and other applicable factors.  Even if a Hedge Fund Manager is correct, there is the risk that a swap position may correlate imperfectly with the price of the asset or liability being hedged.  Moreover, the Hedge Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

CREDIT DEFAULT SWAPS

The Hedge Funds may enter into credit default swap (“CDS”) agreements.  The “buyer” in a CDS contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation.  Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified structuring.  A Hedge Fund may either be the buyer or the seller in the transaction.  As a seller, the Hedge Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the Hedge Fund typically must pay the contingent payment to the buyer, which typically is the “par value” (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If the Hedge Fund is a buyer and no credit event occurs, the Hedge Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

CDS agreements may involve greater risks than if the Hedge Fund had invested in the reference obligation directly.  CDS agreements are subject to general market risk, liquidity risk, counterparty risk and credit risk.  As noted above, if the Hedge Fund is a buyer and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by the Hedge Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Hedge Fund and thus, the Master Fund and the TEI Fund.

Recent events in the financial markets resulting in the failure of large institutions that serve as counterparties to many CDS transactions have resulted in greater illiquidity of such transactions and heightened concern for counterparty risk.  There can be no assurance for a Hedge Fund who buys a CDS that its CDS counterparty will be able to satisfy any obligation to make payments under the CDS to the Hedge Fund.  Certain Hedge Funds rely on the use of CDS transactions to hedge their exposure to the debt and equity of underlying issuers.  The recent dislocation in the financial markets makes it more difficult for Hedge Funds to enter these CDS transactions, increases the costs of hedging their exposures, or results in Hedge Funds’ inability to hedge such exposures, potentially resulting in lower returns and/or greater risk to their portfolios.

U.S. and European regulators are in the process of establishing one or more clearinghouses for CDS markets which could reduce or eliminate counterparty risk, likely add a barrier for entry into the CDS market and provide greater transparency of executed CDS trades.  Greater standardization resulting from clearing on an exchange would result in less liquidity for certain CDS contracts which fall outside of standardized terms.  The regulation of CDS is an evolving area of law and is subject to modification by government and judicial action.  Any regulations that restrict the ability of the Portfolio Advisors to trade, or broker-dealers and counterparties to issue, CDS could significantly adversely impact the Hedge Funds.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

Some or all of the Hedge Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes.  These transactions involve a commitment by a Hedge Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Hedge Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If a Hedge Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation.  In such cases, a Hedge Fund may incur a loss.

LENDING PORTFOLIO SECURITIES

Some or all of the Hedge Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions.  The lending portfolio continues to be entitled to payments of amounts equal to the interest, dividends, or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  Hedge Funds may not be subject to the same borrowing limitations that apply to registered investment companies.  A Hedge Fund might experience loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.

RESTRICTED AND ILLIQUID INVESTMENTS

Hedge Funds may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Where registration is required to sell a security, a Hedge Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Hedge Fund may be permitted to sell a security under an effective registration statement.  If, during such period, adverse market conditions were to develop, the Hedge Fund might obtain a less favorable price than prevailed when it decided to sell.  Hedge Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

A Hedge Fund Manager may invest in securities that represent an interest in a pool of mortgages (“MBS”) and credit card receivables or other types of loans (“ABS”).  As opposed to most traditional debt securities, interest and principal payments are made more frequently with MBS and ABS, usually quarterly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

The frequency and timing at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors.  Since many MBS will be discount securities when interest rates are high, and will be “premium” securities when interest rates are low, these MBS may be adversely affected by changes in prepayments in any interest rate environment.  Also, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments, and particular investments may underperform relative to hedges that the Hedge Fund Manager may have constructed for these investments, resulting in a loss to such Hedge Fund Manager and, therefore, the Master Fund.  In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

A Hedge Fund Manager may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities, which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index.  The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices.  This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

The CMO and stripped MBS markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes or “tranches.”  Interest-only pass-through securities experience greater yield variability relative to changes in prepayments.  “Inverse floaters” experience greater variability of returns relative to changes in interest rates.  To the extent that a Hedge Fund Manager concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks and hedging risks associated with such securities will be severely magnified.

RECENT DEVELOPMENTS IN THE MBS MARKET

Recently, the residential mortgage market in the United States has experienced a variety of difficulties and changed economic conditions that may adversely affect the performance and market value of MBS and issuers backed by MBS.  Delinquencies, defaults and losses with respect to residential mortgage loans generally have increased in recent months, and may continue to increase, particularly in the sub-prime sector.  In addition, in recent months housing prices and appraisal values in many U.S. states have declined or stopped appreciating.  A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on MBS generally, particularly with respect to second homes and investor properties and with respect to any residential mortgage loans whose aggregate loan amounts (including any subordinate liens) are close to or greater than the related property values.  Currently, the MBS markets and these securities may exhibit increased illiquidity.  As a result, Hedge Funds may not be able to readily dispose of certain of their investments in MBS or may not be able to dispose of such positions at the values they seek to obtain.

SUBORDINATED SECURITIES

Hedge Fund Managers may invest in MBS, ABS and other securities that are subordinate to one or more senior classes.  Investments in subordinated securities involve greater credit risk of default than the senior classes of the issue or series.  Default risks may be further pronounced in the case of MBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans.

Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity.  Such securities therefore possess some of the attributes typically associated with equity investments.  As a result, changes in the value of the performance of subordinated securities are expected to be greater than the change in the value or payment performance of the underlying mortgages or other collateral.  In the event of a default, proceeds from any realization on the underlying mortgages or other collateral will first be allocated to the senior classes of securities in accordance with the priority of payments prior to any allocation to the subordinated securities held by the Hedge Fund Managers.

SUB-PRIME MORTGAGE MARKET

A Hedge Fund Manager may buy and sell sub-prime mortgage loans secured by residential real estate wherein the borrowers may not meet conforming underwriting guidelines because of unusual loan-to-value ratios, the nature or absence of income documentation, limited credit histories, high levels of consumer debt, and/or past credit difficulties.

A Hedge Fund Manager may also purchase and sell loans secured by commercial real estate.  Such loans may be sub-prime or investment grade.  The collateral for such loans could include any type of commercial real estate including, without limitation, office buildings, research parks, industrial real estate, “big box” malls, local and regional shopping malls, outlet malls, parking lots and/or garages, and apartment complexes.

These types of sub-prime mortgage loans generally have higher delinquency and default rates than prime or ordinary course loans.  Delinquency interrupts the flow of projected interest income from a loan and default can ultimately lead to a loss if the net realizable value of the property securing the loan is insufficient to cover the principal and interest due on the loan.  Also, the cost of financing and servicing a delinquent or defaulted loan is generally higher than for a performing loan.  In addition, because sub-prime mortgage loans frequently have a higher loan-to-value ratio than ordinary course loans, a decrease in the underlying property values increases the probability that a holder of a loan will receive less than the full amount due in the event of a default.  A Hedge Fund Manager investing in such loans, and in turn the Master Fund, bear the risk of delinquency and default on loans beginning when purchased until collection.  Delinquencies, defaults and losses with respect to sub-prime mortgages have increased in recent months and may continue to increase.

CREDIT RATINGS

Credit ratings of debt securities are not a guarantee of quality.  A credit rating represents only the applicable rating agency’s opinion regarding credit quality based on the rating agency’s evaluation of the safety of the principal and interest payments.  In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value.  As a result, a credit rating may not fully reflect the risks inherent in the relevant security.  Rating agencies may fail to make timely changes to credit ratings in response to subsequent events.  In addition, to the extent that a rating agency rates a security at the request of an issuer, the rating agency has a conflict of interest in providing such rating.  Recently, several rating agencies have downgraded the ratings of certain Financial Instruments which precipitated sharp reductions in the market values of the downgraded Financial Instruments and other similar issues.

STRADDLES

In straddle writing, where a Hedge Fund Manager writes both a put and a call on the same underlying security or commodity interest at the same exercise price in exchange for a combined premium on the two writing transactions, the potential risk of loss is unlimited.  To the extent the price of the underlying security or commodity interest is either above or below the exercise price by more than the combined premium, the writer of a straddle will incur a loss when one of the options is exercised.  If the writer is assigned an exercise on one option position in the straddle and fails to close out the other position, subsequent fluctuations in the price of the underlying security or commodity interest could cause the other option to be exercised as well, causing a loss on both writing positions.

RISK ARBITRAGE TRANSACTIONS

Hedge Fund Managers may engage in risk arbitrage transactions where they will purchase or sell short securities at prices below or above the anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction.  If such transactions are delayed, appear, or actually are, not consummated, the price of the security purchased may fall.  In the alternative, such transactions may be consummated at a price in excess of that anticipated when the security was optioned or sold short.  In either case, the result could be a substantial lose for the Hedge Fund Manager and the Master Fund.  In certain transactions, the Master Fund may not be “hedged” against market fluctuations.  This can result in losses, even if the proposed transaction is consummated.  In addition, a security to be issued in a merger or exchange offer may be sold short by Hedge Fund Managers in the expectation that the short position will be covered by delivery of such security when issued.  If the merger or exchange offer is not consummated, Hedge Fund Managers may be forced to cover their short position at a higher price than its short sale price, resulting in a loss.

CONVERTIBLE ARBITRAGE INVESTMENT

The convertible arbitrage strategy used by Hedge Fund Managers presents certain market and other risks.  In general, the sensitivity of the price of a convertible security to changes in the price of the underlying stock, commonly know as its Delta, is less than one.  Thus, if the common stock rises by a certain percentage, the related convertible security should rise by less.  Equally, if the common stock were to decline, the convertible should fall by a lesser amount.  A convertible arbitrage strategy generally further reduces the effect of overall market appreciation or depreciation (market risk) on a given equity security and corresponding convertible debt instrument as a result of the offsetting nature of the matched positions.

Nevertheless, a convertible arbitrage strategy will still be sensitive to price changes in the underlying securities markets.  Convertible arbitrage is, in essence, most often a defensive strategy, as it forsakes much or all of the benefit of a rising market in order to be protective in a declining market.  However, the return profile from convertible arbitrage in a falling market is generally superior to its return generated in a rising market; assuming the underlying convertible issue to be still creditworthy, at some point its income or redemption characteristics become more important determinants of its price and further limit its decline relative to the underlying equity.

There are a number of other potential risks associated with convertible arbitrage.  Normally, because of its additional yield characteristics, it is necessary for a buyer of convertibles to pay a conversion premium over the underlying equity.  There are circumstances when the conversion premium can erode more quickly than anticipated, such as when a takeover bid is announced for the underlying equity or, on occasion, when the convertible security is redeemed.  Any one of these factors could prove detrimental to the Master Fund’s value or its liquidity.  Liquidity of convertibles is not always assured, and there can be periods of temporary market dislocation when prices and arbitrage positions may be distorted.

COUNTERPARTY RISK

Hedge Funds are subject to the risk of the insolvency of their counterparties (such as broker-dealers, futures commission merchants (“FCMs”), banks or other financial institutions, exchanges or clearinghouses).

A Hedge Fund’s assets could be lost or impounded during a counterparty’s bankruptcy or insolvency proceedings and a substantial portion or all of the Hedge Fund’s assets may become unavailable to them either permanently or for a matter of years.  Were any such bankruptcy or insolvency to occur, the Hedge Fund Manager might decide to liquidate the Hedge Fund or suspend, limit or otherwise alter trading, perhaps causing the Hedge Fund to miss significant profit opportunities.

There are increased risks in dealing with offshore brokers and unregulated trading counterparties, including the risk that assets may not benefit from the protection afforded to “customer funds” deposited with regulated brokers and dealers.  A Hedge Fund may be required to post margin for their foreign exchange transactions with foreign exchange dealers who are not required to segregate customer funds.  In the case of a counterparty’s bankruptcy or inability to satisfy substantial deficiencies in other customer accounts, a Hedge Fund may recover, even in respect of property specifically traceable to their accounts, only a pro rata share of all property available for distribution to all of such counterparty’s customers.

FCMs are required to segregate assets pursuant to CFTC regulations.  If the assets of a Hedge Fund were not so segregated by its FCM, the Hedge Fund would be subject to the risk of the failure of such FCM.  Even given proper segregation, in the event of the insolvency of an FCM, a Hedge Fund may be subject to a risk of loss of its funds and would be able to recover only a pro rata share (together with all other commodity customers of such FCM) of its assets, such as U.S. Treasury bills, specifically traceable to the account of the Hedge Fund.  In certain past commodity broker insolvencies, customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds.  In addition, under certain circumstances, such as the inability of another client of an FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, a Hedge Fund may be subject to a risk of loss of the assets on deposit with the FCM, even if such assets are properly segregated.  In the case of any such bankruptcy or client loss, a Hedge Fund might recover, even in respect of property specifically traceable to the Hedge Fund, only a pro rata share of all property available for distribution to all of the FCM’s clients.

Many of the markets in which the Hedge Funds effect their transactions are “over-the-counter” or “inter-dealer” markets.  The participants in these markets typically are not subject to the type of strict credit evaluation and regulatory oversight applicable to members of “exchange-based” markets, and transactions in these markets typically are not settled through exchanges or clearinghouses that guarantee the trades of their participants.  Rather, the responsibility for performing under a particular transaction rests solely with the counterparty to such transactions.  To the extent a Hedge Fund invests in swaps, derivatives or synthetic instruments or other over-the-counter transactions in these markets, its accounts are subject to the credit risk of the parties with which it trades and deposit collateral.  The Hedge Fund accounts are also subject to the risk that a counterparty may not settle a transaction because such counterparty is unwilling or unable to do so (for example, because of a credit or liquidity problem affecting the counterparty), potentially resulting in significant losses — perhaps in respect of an offsetting position on which the Hedge Fund’s account remains obligated to perform.

MARKET DISLOCATION

Recent developments in the U.S. and global financial markets have illustrated that the current environment is one of extraordinary and possibly unprecedented uncertainty and instability for all market participants, including  financial services companies and real estate investors.  The insolvencies of certain large participants in the financial markets resulted in a temporary systemic breakdown in the normal operation of financial markets, and could adversely affect certain of the Hedge Funds’ investments.

U.S. and global financial markets and their participants have already been negatively affected by such market turmoil.  It is unclear what resulting legal, regulatory, reputational and other unforeseen risks market participants will become subject to in the future.  The impact of such risks on the markets in which Hedge Funds and the Master Fund will operate in general cannot be determined with precision, but such risks could adversely affect the business of Hedge Funds and the Master Fund, restrict the ability of Hedge Funds and the Master Fund to acquire, sell or liquidate investments at favorable times and/or for favorable prices, restrict Hedge Funds’ and the Master Fund’s investment activities and impede the Master Fund’s ability effectively to achieve its investment objectives.

APPLICABLE LAW AND REGULATORY DEVELOPMENTS

The Master Fund, the Offshore Fund and TEI Fund must comply with various legal requirements, including requirements imposed by the federal securities laws and tax laws.  Should any of those laws change over the term of the Master Fund, the Offshore Fund and TEI Fund, the legal requirements to which the Master Fund, the Offshore Fund and TEI Fund may be subject could differ materially from current requirements.  These changes could be swift and adversely affect the Master Fund, the Offshore Fund and the TEI Fund.  However, governmental changes also may be viewed positively by investors because they provide additional investor protections.

The securities, futures and other derivatives markets are subject (in varying degrees) to comprehensive statutes, regulations and margin requirements.

Several events in the past several years, such as the leveraged speculation in the energy market, the mutual fund market timing investigations and ongoing investigations into corporate abuses, as well as the more recent tightening of the global credit market related to the rise in foreclosures in sub-prime mortgages, the insolvencies of certain large market participants, severe market disruptions and volatility, increases in the amount of capital allocated to alternative investment strategies, large scale financial frauds and the temporary systemic breakdown in the operation of financial markets (see “Recent Development in the MBS Market,” “Subordinated Securities,” “Sub-Prime Mortgage Market,” “Short Sales” “Counterparty Risk” and “Market Dislocation” above), and publicity surrounding U.S. federal taxation of hedge fund and private equity fund managers, have caused lawmakers and regulators to promulgate laws and issue regulations and/or to consider additional oversight of financial markets, including more stringent registration and disclosure requirements and other heightened oversight requirements with respect to private investment funds and their advisers, new or increased restrictions with respect to certain trading techniques and related Financial Instruments (e.g., short sale restrictions, clearing and trading of over-the-counter derivatives and enhanced speculative position limits), the creation of a single systemic risk regulator with regulatory oversight and authority over substantially all U.S. financial markets and other substantial changes to the broader legal and regulatory framework in which such funds operate.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”) addressed some of these issues, including requiring investment adviser registration for advisers that advise only private investment funds if the assets of those funds exceed $150 million.  The full impact of the Dodd-Frank Act is not yet clear, as Congress left to the U.S. Securities and Exchange Commission (the “SEC”) and the U.S. Commodity Futures and Trading Commission (the “CFTC”) broad discretion in promulgating rules and regulations to implement the particulars of the legislation.  Even beyond these recent changes, the CFTC and SEC as well as other regulators, self-regulatory organizations and exchanges around the world continue to have the authority to implement regulations that could affect the Master Fund’s, the Offshore Fund’s and the TEI Fund’s operations to varying degrees, including the authority to take extraordinary actions in the event of market emergencies (which authority may be used more frequently if market conditions are or remain unusually turbulent).  The regulation of private investment vehicles and their transactions also is subject to future modification by further legislative, regulatory as well as judicial action.  The duration, severity, and ultimate effect of the worldwide financial crisis of the past few years and both recent and proposed governmental actions with respect to private investment funds cannot be predicted, and any resulting changes in the treatment of such funds and their investments could have a material adverse impact on the returns of the Master Fund, the Offshore Fund and the TEI Fund or the Master Fund’s, the Offshore Fund’s and the TEI Fund’s ability to conduct its business as described herein or even to continue doing business at all.

REGULATORY RISKS OF HEDGE FUNDS

The regulatory environment for hedge funds is evolving and changes therein may adversely affect the ability of the Master Fund to pursue its investment strategy.  In addition, the regulatory or tax environment for derivative and related instruments is evolving and may be subject to modification by government or judicial action which may adversely affect the value of the investments held by Hedge Funds and indirectly by the Master Fund.  The effect of any future regulatory or tax change is impossible to predict.

LIMITS OF RISK DISCLOSURE

The above discussions and the discussions in TEI Fund’s SAI on various risks associated with TEI Fund, the Units, the Master Fund and the Hedge Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in TEI Fund.  Prospective investors should read this entire Prospectus, TEI Fund’s SAI, and the Operating Agreement and consult with their own advisors before deciding whether to invest in TEI Fund.  In addition, as the Master Fund’s investment program or market conditions change or develop over time, an investment in TEI Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

MANAGEMENT OF TEI FUND, THE OFFSHORE FUND AND THE MASTER FUND

THE BOARDS

The Board of TEI Fund and the Master Fund’s Board have overall responsibility to manage and control the business operations of TEI Fund and the Master Fund, respectively, on behalf of the Members.  At least a majority of each Board is and will be persons who are not “interested persons,” as defined in Section 2(a) (19) of the 1940 Act (“Independent Directors”).  See “Directors and Officers” in TEI Fund’s SAI for identities of the Directors and executive officers of TEI Fund and the Master Fund, brief biographical information regarding each of them, and other information regarding election of the Boards and Board membership.

The Offshore Fund has two members, TEI Fund and the Manager (which holds only a nominal non-voting interest).  TEI Fund is the managing member of the Offshore Fund and the members have delegated the day-to-day management and general oversight responsibilities of the Offshore Fund to TEI Fund.  Therefore, the Offshore Fund effectively is controlled by TEI Fund’s Board.

THE MANAGER

Under the supervision of the Board and pursuant to the Investment Management Agreement, Rochdale Investment Management LLC (“Rochdale” or the “Manager”), a registered investment adviser with headquarters at 570 Lexington Avenue, New York, New York 10022-6837 provides investment supervisory services to the Master Fund and performs related services with respect to the assets of TEI Fund and the Master Fund.  Through indirect beneficial ownership of the outstanding voting securities of the Manager, Carl Acebes and Garrett R. D’Alessandro are controlling persons of the Manager.  The Distributor is a wholly owned subsidiary of the Manager.  Mr. Acebes is Chairman and Director of TEI Fund and the Master Fund and Chairman, Co-Chief Investment Officer and Founder of the Manager.  Mr. D’Alessandro is President and Secretary of TEI Fund and the Master Fund and Chief Executive Officer, President, and Co-Chief Investment Officer of the Manager.

Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Manager provides the Master Fund with ongoing investment guidance, policy direction, and monitoring of the Sub-Adviser and the Master Fund pursuant to the Investment Management Agreement.  The Investment Management Agreement may be terminated by the Board, by a majority vote of the Members, or by the Manager.

THE SUB-ADVISER

The Manager has entered into a sub-investment management agreement (“Sub-Investment Management Agreement”) with PineBridge Investments LLC (formerly, AIG Global Investment Corp.) (the “Sub-Adviser”).  Under the supervision of the Manager and the general supervision of the Board and pursuant to the Sub-Investment Management Agreement, the Sub-Adviser acts as sub-investment adviser to the Master Fund.  The Manager delegated investment discretion to manage the assets in the Master Fund’s portfolio to the Sub-Adviser.  The address of the Sub-Adviser is 399 Park Avenue, 4th Floor, New York, New York 10022.

The Sub-Adviser is a member company of PineBridge Investments.  PineBridge Investments provides investment advice and markets asset management products and services to its clients around the world.  It operates as a multi-strategy investment manager in 32 countries and jurisdictions with $80.9 billion in assets under management as of March 31, 2011.  PineBridge Investments is a leading asset manager with long-term track records across listed equity, fixed income and alternative investments strategies, and a rich heritage managing assets for one of the world’s largest insurance and financial services companies.  PineBridge Investments has become a pioneer in investing in hedge funds.  As of March 31, 2011, the Sub-Adviser had approximately $3.8 billion invested with advisors utilizing various hedge fund strategies.

PineBridge Investments is a group of companies owned by Pacific Century Group (“PCG”), an Asia-based private investment group established by Mr. Li Tzar Kai, Richard.  PineBridge Investments was acquired by PCG on March 26, 2010.  Prior to this transaction, PineBridge Investments was a portion of the investment advisory and asset management business of American International Group, Inc. with a legacy of investing dating back to the mid 1980s.

PCG is an Asia-based private investment group established in 1993 and has interests in infrastructure, property and other investments mainly in the Asia Pacific region.  PCG has a strong track record of holding and developing assets over the long term, and has a network of well-established connections in Asia.

The Sub-Adviser is a wholly-owned subsidiary of PineBridge Investments Holdings US LLC (f/k/a PineBridge Global Investments LLC).  PineBridge Investments Holdings US LLC is a wholly owned subsidiary of PineBridge Investments Limited (f/k/a Bridge Investment Holdings Company Limited), which is a wholly-owned subsidiary of Bridge Partners, L.P.  The general partner of Bridge Partners, L.P. is Bridge Holdings Company Limited (“BHCL”).  BHCL is wholly-owned by Pacific Century Investment Holdings (Cayman Islands) Limited (“PCIHL”).  PCIHL is wholly-owned by Pacific Century Investment Holdings No. 1 Limited (“PCIH No. 1”).  PCIH No. 1 is wholly-owned by Chiltonlink Limited, which, in turn, is wholly-owned by Mr. Li Tzar Kai, Richard.

Pursuant to the investment discretion delegated to the Sub-Adviser by the Manager, the Sub-Adviser makes the Master Fund’s day-to-day investment decisions under the supervision of the Manager.  The Sub-Adviser buys and sells securities for the Master Fund and conducts the research that leads to the allocation of the Master Fund’s assets among Hedge Funds.  The Sub-Investment Management Agreement may be terminated by the Manager, by the Master Fund’s Board, by a majority vote of the Members, or by the Sub-Adviser.

PORTFOLIO MANAGERS

On behalf of the Manager, the following individuals have primary responsibility for supervising the Sub-Adviser’s management of the Master Fund.  The SAI provides additional information about such individuals’ compensation, other accounts managed by such individuals, and their ownership of securities in TEI Fund.

PORTFOLIO MANAGER SUPERVISOR	SINCE	RECENT PROFESSIONAL EXPERIENCE
Carl Acebes	12/06*
Mr. Acebes is Chairman, Co-Chief Investment Officer and Founder of Rochdale Investment Management LLC.

Mr. Acebes’ investment career encompasses some of the financial industry’s first attempts, beginning in 1969, to apply computerization to the analysis and management of institutional portfolios through the application of Modern Portfolio Theory.  In the early 1970s, Mr. Acebes developed the foundation for the investment disciplines that today are central to Rochdale Investment Management’s capabilities.  Mr. Acebes has successfully managed money since 1974.  As Co-Chief Investment Officer and majority shareholder of Rochdale Investment Management, Mr. Acebes continues to head the team of investment professionals at Rochdale and is intricately involved in the firm’s day-to-day investment management and research work.

In addition to Mr. Acebes’ investment success, he is the founder of several companies, including Rochdale Investment Management; Rochdale Securities Corporation, a New York Stock Exchange member firm serving major corporate pension funds; and Rochdale Corporation; and serves as Chairman and Trustee of Rochdale Investment Trust.  Mr. Acebes studied engineering at Cornell University and economics at Columbia University.

Garrett R. D’Alessandro, CFA	12/06*
Mr. D’Alessandro is Chief Executive Officer, President, and Co-Chief Investment Officer of Rochdale Investment Management LLC.

In addition to daily management of the firm, Mr. D’Alessandro directs the portfolio management strategies and investment research efforts and determines those companies that satisfy the firm’s investment criteria for inclusion in client portfolios.  Prior to Rochdale, he was a Certified Public Accountant and an Audit Manager with KPMG Peat Marwick.

Mr. D’Alessandro received his M.B.A. in finance from the Stern School of Business at New York University.  He holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts and the CFA Institute.  Mr. D’Alessandro makes presentations on current investment issues to financial professionals throughout the country and has been featured in various media including CNBC, The Financial Network, Practical Accountant, and New Jersey CPA.  Mr. D’Alessandro is an Ironman triathlete and supporter of numerous charitable and civic organizations.

*           Since inception of TEI Fund and the Master Fund.

On behalf of the Sub-Adviser, the following individuals have primary responsibility for managing the Master Fund.  The SAI provides additional information about such individuals’ compensation, other accounts managed by such individuals, and their ownership of securities in TEI Fund.

PORTFOLIO MANAGER	SINCE	RECENT PROFESSIONAL EXPERIENCE
Robert Discolo, CFA	12/06*
Mr. Discolo is a Managing Director, Alternative Investments and Head of the Hedge Fund Solutions Group of PineBridge Investments.  Mr. Discolo joined AIG Investments in 1999.  Mr. Discolo, who is also a member of PineBridge Investments’ Hedge Fund Investment Selection Committee, has over 20 years experience with major financial institutions in various capacities relating to investment products, primarily hedge and private equity funds.  Previously, he held positions at PaineWebber Inc., Bank Julius Baer, and Merrill Lynch & Co., where his responsibilities included creating portfolios of hedge funds for private and institutional clients, development of hedge fund and private equity products, oversight of business structure and development for hedge funds and hedge fund of funds, and managing the evaluation and selection process of hedge funds for both discretionary and advisory clients.  Mr. Discolo was also President of the European Warrant Fund (a NYSE listed closed-end fund) and Julius Baer International Equity Fund.  Mr. Discolo received a BS in accounting from St. John’s University and an MBA from the Lubin School of Business at Pace University.  He holds Series 7 and Series 24 licenses and he is a CFA and CAIA charterholder.  Mr. Discolo is also a CPA and a member of the AICPA, CFA Institute, CAIA Institute, GARP, and NY State Society of Security Analysts.

Vinti Khanna	12/06*
Ms. Khanna is a Managing Director and currently Head of Hedge Fund Research, Hedge Fund Solutions Group of PineBridge Investments.  Ms. Khanna joined AIG Investments in 2002.  Ms. Khanna has asset management experience dating back to 1997.  She is responsible for manager research, portfolio monitoring and structuring, and making investment recommendations to the Investment Selection Committee.  Before joining AIG Investments, she was an Associate at Goldman Sachs Princeton, The Hedge Fund Solutions Group, from 1999 to 2002.  Her responsibilities included conducting analysis on multi-manager hedge fund portfolios, analyzing and evaluating hedge fund managers using diverse strategies in alternative investments, and recommending new managers for funding.  From 1997 to 1999, she was in the Emerging Markets Equities Group at Goldman Sachs Asset Management with a focus on Latin America.  Ms. Khanna received a BA from the University of Delhi, India and an MBA from SDA Bocconi in Milan, Italy.  Ms. Khanna holds Series 7 and Series 63 licenses

*           Since inception of TEI Fund and the Master Fund.

FEES AND EXPENSES

INVESTMENT MANAGEMENT FEE SHARED BY THE MANAGER AND SUB-ADVISER

Pursuant to the Investment Management Agreement, the Master Fund will pay the Manager an investment management fee at an annual rate of 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases.  The investment management fee will accrue monthly and will be payable at the end of each quarter.  The investment management fee will be an expense out of the Master Fund’s assets, and will be indirectly reflected in each Member’s capital account (including capital accounts of the Manager and its affiliates, if any).  Net assets means the total value of all assets under management of the Master Fund, less all accrued debts, liabilities, and obligations of the Master Fund, calculated before giving effect to any repurchase of Units on the date of calculation.  See “Capital Accounts and Allocations.”

The Manager will pay the Sub-Adviser a sub-investment management fee at an annual rate equal to 60% of the amount earned by the Manager.  This fee will be paid to the Sub-Adviser out of the Manager’s assets.

INCENTIVE FEE

At the end of each Incentive Period (as described herein), TEI Fund will pay the Manager an Incentive Fee equal to 10% of each Member’s net profits in excess of (i) such Member’s Loss Carryforward Amount (as described herein) and (ii) a Preferred Return for such Incentive Period.

The Preferred Return is a non-cumulative, annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.  The Manager will pay to the Sub-Adviser 100% of the Incentive Fee.  To the extent that a capital contribution is made after the start of a calendar year or a repurchase of Units occurs prior to the end of the calendar year, the Preferred Return will be pro-rated accordingly.

The “Loss Carryforward Amount” for a Member commences at zero and, for each Incentive Period, is increased by the net losses allocated to such Member’s capital account for such Incentive Period or is reduced (but not below zero) by the net profits allocated to such Member’s capital account for such Incentive Period.

An “Incentive Period” with respect to a Member shall mean, in the case of the first Incentive Period, the period beginning on the date in which the Member’s capital account was opened and ending on the last day of the calendar year, and in the case of subsequent Incentive Periods, each calendar year; provided, further that in the case of a repurchase of a Unit (or portion thereof) on a repurchase date, the final Incentive Period for such Unit (or portion thereof) shall end on such repurchase date; and provided further that in the event that TEI Fund is terminated, the final Incentive Period for all Units shall end on the date of such termination.

A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s capital account.

The Incentive Fee presents risks that are not present in funds without an incentive fee.  The overall fees and expenses payable by TEI Fund and the Master Fund and the Incentive Fee payable by TEI Fund and indirectly borne by its investors will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies and structures similar to those of TEI Fund.

Example of the Calculation of the Incentive Fee

A Member makes an initial purchase of an interest in TEI Fund for $1000 as of January 1, 2012 and makes no further capital contributions in 2012 or in 2013.  Assume that the Preferred Return is 5% for each of 2012 and 2013.  As of December 31, 2012, the total of net profits attributable to such Member’s capital account for 2012 is $40 and the value of the Member’s capital account as of December 31, 2012 is $1,040.  As result, no Incentive Fee would be payable to the Sub-Adviser as of December 31, 2012 because the net profits were less than the Preferred Return ($40 < 5% x $1000).

TEI Fund offers to repurchase interests of Members as of June 30, 2013.  The Member requests that one-half of his interest be repurchased in the repurchase offer and the request is accepted.  As of June 30, 2013, the total of net profits attributable to such Member’s capital account from January 1, 2013 through June 30, 2013 is $100 and the value of the Member’s capital account as of June 30, 2013 is $1,140 (prior to the deduction of any incentive fee and the repurchase).  The Incentive Fee with regards to the portion of the interest that is being repurchased would be equal to the following:

10% x [(Net Profits x 50%) – ((Preferred Return x Capital Account Balance as of January 1, 2012) x 50%)]

10% x [($100 x 50%) – ((5% x $1,040) x 50%)]

10% x [$50 – $26]
= $2.40

The incentive fee payable to the Sub-Adviser is $2.40 and the amount distributed to the Member is $567.60.  The value of the Member’s capital account is $570 after the repurchase.

As of December 31, 2013, the total of net profits attributable to such Member’s capital account from July 1, 2013 through December 31, 2013 is $50 and the value of the Member’s capital account as of December 31, 2013 is $620 (prior to the deduction of any incentive fee).  The Incentive Fee payable to the Sub-Adviser as of December 31, 2013 is equal to the following:

10% x [Net Profits – (Preferred Return x January 1, 2012 Value of the Portion of the Capital Account not Repurchased)]

10% x ($100 – (5% x 520))

10% x ($100 - $26)
= $7.40

The incentive fee payable to the Sub-Adviser is $7.40 and the value of the Member’s capital account is $612.60 as of December 31, 2013 after the deduction of the Incentive Fee.

ADMINISTRATIVE FEE

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for TEI Fund, the Offshore Fund and the Master Fund.  The Administration Servicing Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, Member reports and other regulatory reports or filings required of TEI Fund and the Master Fund; prepare all required filings necessary to maintain TEI Fund’s ability to sell Units in all states where it intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to Members; coordinate the preparation and payment of TEI Fund and Master Fund related expenses; monitor and oversee the activities of TEI Fund’s and the Master Fund’s servicing agents (i.e., custodian, fund accountants, etc.); review and adjust as necessary TEI Fund’s and the Master Fund’s expense accruals; maintain and preserve certain books and records; calculate the net asset value of TEI Fund, the Offshore Fund and the Master Fund; and perform such additional services as may be agreed upon among TEI Fund, the Offshore Fund, the Master Fund  and the Administrator.

U.S. Bancorp Fund Services, LLC also serves as TEI Fund’s, the Offshore Fund’s and the Master Fund’s transfer,  distribution disbursing and Member servicing agent, pursuant to the Administration Servicing Agreement, and has agreed to provide the following services, among others: maintain the register of Members and enter on such register all issues, transfers, and repurchases of Units for active and closed accounts according to the 1940 Act; assist TEI Fund’s accountants in the preparation of, and mail, tax forms; handle telephone calls and correspondence of Members; control and reconcile Units; mail and tabulate proxies for Member meetings; mail prospectuses; process payments; and confirm account activity.

For its services provided to TEI Fund and to the Master Fund proportionately based on TEI Fund’s investment in the Master Fund, the Administrator receives from TEI Fund a total annual fee, accrued monthly and paid monthly, in an amount equal to 0.12% of the first $150 million, 0.10% of the next $150 million and 0.08% of the balance over $300 million of TEI Fund’s month-end net assets before giving effect to any repurchases by TEI Fund of Units.  To the extent that the Offshore Fund incurs charges for these services, the Manager, or an affiliate of the Manager, has agreed to bear all costs related to the Offshore Fund.

INVESTOR SERVICING ARRANGEMENTS

Under the terms of an investor servicing agreement between TEI Fund  and the Distributor  (the “Investor Servicing Agreement”), the Distributor is authorized to retain broker-dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Members that are their customers (“Investor Service Providers”).  These services include, but are not limited to, handling Member inquiries regarding TEI Fund and the structure it shares with the Offshore Fund and the Master Fund(e.g., responding to questions concerning investments in the Master Fund via TEI Fund and the Offshore Fund, and reports and tax information provided by TEI Fund ); assisting in the enhancement of relations and communications between Members and TEI Fund; assisting in the establishment and maintenance of Member accounts with TEI Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, TEI Fund will pay a fee to the Distributor to reimburse it for payments made to Investor Service Providers.  This fee will be accrued monthly and paid monthly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.25% (on an annualized basis) of the aggregate value of outstanding Units held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar month (before any repurchases of Interests or the Incentive Allocation); or (ii) the Distributor’s actual payments to the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers.

OTHER EXPENSES

TEI Fund pays its expenses and the expenses of the Master Fund proportionately based on TEI Fund’s investment (through the Offshore Fund) in the Master Fund, other than such expenses that the Manager assumes (pursuant to the Investment Management Agreement) or reduces and/or reimburses (under the Manager’s agreement to reduce and/or reimburse TEI Fund’s and the Master Fund’s expenses).  The expenses of TEI Fund include, but are not limited to, any fees and expenses in connection with the organization of TEI Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by TEI Fund (directly or through the Master Fund); fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Master Fund for TEI Fund ), including foreign legal counsel; independent registered public accounting firm; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings; expenses of corporate data processing and related services; Member record keeping and Member account services, fees, and disbursements; fees and expenses of the Directors that the Manager, the Distributor, or their affiliates do not employ; insurance premiums; fees for Investor Services and extraordinary expenses such as litigation expenses. TEI Fund may need to sell its holdings of the Master Fund to pay fees and expenses, which could cause TEI Fund to realize taxable gains.

U.S. Bank, N.A. (“Custodian”), whose principal business address is P.O. Box 1118, Mail Location CN-OH-W6TC, Cincinnati, Ohio 45201-1118, serves as the custodian of TEI Fund’s and the Master Fund’s assets pursuant to a custodian services agreement with these entities, under which the Custodian, among other things: opens and maintains separate accounts in each entity’s name; makes cash payments from the accounts for purposes set forth in the agreement; holds securities in, or makes book entries in,  accounts; releases and delivers or exchanges securities owned by each entity as set forth in the agreement; collects and receives for the account of each entity  all income, property, and similar items; settles purchased securities upon receipt; and furnishes to each entity  periodic and special reports, statements, and other information.

Subject to the Expense Limitation Agreement, the Manager will be entitled to recover expenses incurred by it on behalf of TEI Fund and the Master Fund during each of TEI Fund’s and the Master Fund’s three fiscal years following the fiscal year in which such expenses were incurred, provided that prior year expenses can be recovered only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.  The Expense Limitation Agreement is intended to limit the amount of certain expenses incurred by TEI Fund.  For the avoidance of doubt, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, such as litigation, the fees and expenses associated with the underlying Hedge Funds (as described below) and the Incentive Fee will not be limited by the Expense Limitation Agreement.  See “Summary of Expenses” and “Management of TEI Fund, the Offshore Fund and the Master Fund —Investor Servicing Arrangements” for more details.

The Hedge Funds will bear various fees and expenses in connection with their operations.  These fees and expenses are similar to those incurred by TEI Fund and the Master Fund.  The Hedge Funds will pay asset-based fees to their investment advisers and generally may pay performance-based fees or allocations to the investment advisers, which effectively reduce the investment returns of the Hedge Funds.  These expenses, fees, and allocations are in addition to those incurred by TEI Fund and the Master Fund.  As an investor in the Hedge Funds, TEI Fund through the Master Fund will bear a portion of the expenses and fees of the Hedge Funds.  Generally, fees payable to investment advisers of the Hedge Funds will range from 0.5% to 3% (annualized) of the average net asset value of TEI Fund’s investment through Master Fund, and incentive allocations or fees generally range from 10% to 30% of a Hedge Fund’s net profits or performance.

DISTRIBUTION EXPENSES

Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement.  TEI Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement.  TEI Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of TEI Fund  and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which TEI Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of TEI Fund’s prospectus, SAI, and any other material (and any supplements or amendments thereto) for distribution to existing Members.

The Distributor may enter into related selling group agreements with various broker-dealers, including affiliates of the Distributor that provide distribution services to investors.  The Distributor also may provide distribution services.  The Distributor, the Manager, or their affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Units or servicing of investors.  The Distributor also may reallow to broker-dealers participating in the offering up to the full applicable front-end sales charge of 2%.

PORTFOLIO TRANSACTIONS

THE MASTER FUND

It is the policy of the Master Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below.  In most instances, the Master Fund will purchase securities directly from a Hedge Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses.  Nevertheless, the Master Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Master Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Master Fund may be conducted through any affiliated person of the Master Fund (such as the Sub-Adviser) or any affiliated person of such person (an “M F Affiliate”).  If the Master Fund has an M F Affiliate for brokerage transactions, the Board will adopt procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable.  As discussed below, the Hedge Funds may also conduct brokerage transactions through an M F Affiliate if the Master Fund ever has one.  Transactions for the Master Fund will not be effected on a principal basis with an M F Affiliate (unless permitted under the 1940 Act).  However, such entities may effect brokerage transactions for the Master Fund.  These transactions would be effected in accordance with procedures adopted by the Master Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder.  Among other things, Section 17(e) and those rules and regulations provide that, when acting as broker for the Master Fund in connection with the sale of securities to or by the Master Fund, an M F Affiliate may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales.  Brokerage transactions effected by the Hedge Funds with an M F Affiliate (if there is one) will not be subject to the limitations imposed by Section 17(e) of the 1940 Act.  The Master Fund will bear any commissions or spreads in connection with its portfolio transactions.  In placing orders, it is the policy of the Master Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved.  While an M F Affiliate generally would seek reasonably competitive spreads or commissions, the Master Fund will not necessarily be paying the lowest spread or commission available.  In executing portfolio transactions and selecting brokers or dealers, an M F Affiliate (if there is one) would seek to obtain the best overall terms available for the Master Fund.  In assessing the best overall terms available for any transaction, a M F Affiliate would consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The overall reasonableness of brokerage commissions paid to an M F Affiliate would be evaluated by the Manager or the Sub-Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, however, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

THE HEDGE FUNDS

The Hedge Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund’s investment in the Hedge Funds.  In view of the fact that the investment program of certain of the Hedge Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Hedge Funds may be substantially greater than the turnover rates of other types of investment vehicles.  In addition, the order execution practices of the Hedge Funds may not be transparent to the Master Fund.  Each Hedge Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage.  The Sub-Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Hedge Funds.  The Sub-Adviser expects that each Hedge Fund will generally select broker-dealers to effect transactions on the Hedge Fund’s behalf substantially in the manner set forth below.  The Sub-Adviser  will consider a Hedge Fund’s turnover rate as part of the “Investment Process” described above and monitor it as described under “Evaluation and Monitoring of Hedge Funds”, subject to the impediments mentioned therein.

Each Hedge Fund generally will seek reasonably competitive commission rates.  However, Hedge Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Master Fund.  Hedge Funds may not be subject to the same regulatory restrictions on principal and agency transactions.  If the Master Fund has an M F Affiliate that could handle affiliated brokerage transactions, some Hedge Funds may effect principal or agency transactions through such M F Affiliate.  The Master Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Hedge Funds.

No guarantee or assurance can be made that a Hedge Fund’s brokerage transaction practices will be transparent or that the Hedge Fund will establish, adhere to, or comply with its stated brokerage practices.  However, as the Hedge Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Hedge Fund’s investment adviser or its affiliates rather than the Hedge Fund.

As with the Master Fund, Hedge Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

VOTING

Each Member will have the right to cast a number of votes based on such Member’s investment percentage at any meeting of Members called by the (i) Board or (ii) Members holding at least a majority of the outstanding investment percentage entitled to vote.  Members will be entitled to vote on any matter on which Members of a registered investment company organized as a limited liability company would be entitled to vote, including selection of Directors and approval of the Investment Management and Sub-Investment Management Agreements.  Except for the exercise of their voting privileges, Members will not be entitled to participate in the management or control of TEI Fund’s business, and may not act for or bind TEI Fund.

CONFLICTS OF INTEREST

THE MANAGER, SUB-ADVISER AND THEIR AFFILIATES

The Manager, Sub-Adviser and their affiliates and their directors, officers, and employees (collectively, the “Advisory Affiliates”) carry on substantial investment activities for their own accounts and for, hedge funds, mutual funds, institutions, and individual clients (collectively, “Advisory Clients”).  TEI Fund has no interest in these activities.  The Manager, Sub-Adviser and their Advisory Affiliates will be engaged in substantial activities other than on behalf of TEI Fund and the Master Fund and may have conflicts of interest (1) in allocating their time and activity between TEI Fund and such other activities and (2) in allocating investments among the Advisory Clients.

The Manager, the Sub-Adviser or another Advisory Affiliate may determine that an investment opportunity in a particular Hedge Fund is appropriate for an Advisory Client or for itself, but the Manager or the Sub-Adviser may determine that such investment opportunity is not appropriate for the Master Fund.  Situations also may arise in which Advisory Affiliates or Advisory Clients have made investments that would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund.  The investment activities of the Advisory Affiliates may disadvantage TEI Fund in certain situations if, among other reasons, the investment activities limit the Master Fund’s ability to invest for TEI Fund in a particular investment vehicle or investment.

The Advisory Affiliates or Advisory Clients may have an interest in an account managed by, or enter into relationships with, a Hedge Fund Manager or its affiliates on terms, including fees and expenses, that are different than an interest in the Master Fund.  The Manager, the Sub-Adviser and Advisory Affiliates may own securities of issuers that are also held by the Hedge Funds or by the Master Fund.  However, in making investment decisions for the Master Fund, the Manager and the Sub-Adviser do not obtain or use material inside information acquired by any Advisory Affiliates in the course of purchasing such securities.

The Manager is a privately held business and does not directly engage in administration and custody businesses with any Hedge Fund.  In view of this, the Manager is of the opinion that it has fewer conflicts of interest within the Hedge Fund community and thus it is able to be relatively unbiased in supervising the Sub-Adviser’s selecting from a large pool of Hedge Funds.

PCG, the owner of PineBridge Investments, is a large and diversified organization and as such, PCG and its affiliates are engaged in a broad spectrum of activities which may conflict with the interests of the Members, TEI Fund, the Master Fund and/or any investment.

INVESTMENT ADVISERS TO THE HEDGE FUNDS

Conflicts of interest may arise from the fact that the investment advisers of the Hedge Funds and their affiliates generally will be carrying on substantial investment activities for other clients, including other hedge funds, in which the Master Fund will have no interest.  The investment advisers of the Hedge Funds may have financial incentives to favor certain of such accounts over the Hedge Funds.  Any of their proprietary accounts and other customer accounts may compete with the Hedge Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Hedge Fund.  The investment advisers of the Hedge Funds may give advice and recommend securities to, or buy or sell securities for, a Hedge Fund in which the Master Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Master Fund.

Each investment adviser of a Hedge Fund will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Hedge Fund and accounts under management at a particular time.  These factors may include, but are not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account.  Because these considerations may differ, the investment activities of a Hedge Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time.  In addition, the fees and expenses of the Hedge Fund will differ from those of the other managed accounts.  Accordingly, prospective Members should note that the future performance of a Hedge Fund and its investment adviser’s other accounts would vary.

When a Hedge Fund Manager determines that it would be appropriate for a Hedge Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place, and allocate orders on a basis that the investment adviser of the Hedge Fund believes to be fair and equitable, consistent with its responsibilities under applicable law.  Decisions in this regard are necessarily subjective and there is no requirement that the Hedge Fund participates, or participates to the same extent as the other accounts, in all trades.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by a Hedge Fund Manager for its other accounts.  Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for a Hedge Fund or the other accounts, thereby limiting the size of the Hedge Fund’s position; (ii) the difficulty of liquidating an investment for a Hedge Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

Each Hedge Fund Manager and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Hedge Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the investment adviser of the Hedge Fund that are the same, different, or made at a different time than positions taken for the Master Fund.

A Hedge Fund Manager may invest, directly or indirectly, in the securities of companies in which the Manager and its affiliates have an equity or participation interest.  The purchase, holding, and sale of such investments by a Hedge Fund Manager may enhance the profitability of the Manager’s or its affiliates’ own investments in such companies.

Although a Hedge Fund Manager may endeavor to negotiate rates which are competitive by industry standards, a Hedge Fund Manager may select brokers on the basis that they provide brokerage commission rates, research or other services of direct or indirect financial benefit to the Hedge Fund Manager, its affiliates and/or investment accounts under its management.  In such event, a Hedge Fund Manager may pay a broker, indirectly, a commission for executing a transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction if the Hedge Fund Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker.  These benefits may be available for use by a Hedge Fund Manager in connection with transactions in which the Master Fund may not necessarily participate.

The net asset value of a Hedge Fund may be calculated by the Hedge Fund Manager rather than by an independent third party administrator or net asset value calculating agent.  Such Hedge Fund Managers have an inherent conflict of interest in performing this function because it is in a Hedge Fund Manager’s interest to value the investments at as high a level as possible, as the management fees and performance-based compensation to be received by the Hedge Fund Manager are calculated based, in the case of a management fee, on the net asset value of the Hedge Fund, or in the case of performance-based compensation, on the increase in the net asset value of the Hedge Fund.  In addition, a Hedge Fund Manager may use its performance record to market its services to actual and prospective clients.  In calculating the Net Asset Value of the Master Fund and the TEI Fund, the Administrator may rely on the Hedge Fund Manager’s calculations.  Members may therefore be entirely reliant on a Hedge Fund Manager for the valuation of a Hedge Fund (and thus, the Net Asset Value of the Master Fund and the TEI Fund).

In general, it is the policy of the Manager, Advisory Affiliates and the investment advisers of the Hedge Funds, that investment decisions for the Master Fund, Advisory Clients and Hedge Funds be made based on a consideration of their respective investment objectives, policies and other needs and requirements affecting each managed account and that investment transactions and opportunities be fairly allocated among them.

OTHER INVESTORS IN THE MASTER FUND

Other investors in the Master Fund may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund.  TEI Fund’s inability to control the Master Fund may adversely affect TEI Fund’s ability to meet repurchase requests, which requires the cooperation of the Master Fund’s Board.  As a result, TEI Fund may be required to withdraw its investment in the Master Fund or take other appropriate action.  Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to cash distribution from the Master Fund).  If securities and other non-cash assets are distributed, TEI Fund, through the Offshore Fund, could incur brokerage, tax, or other charges in converting those assets to cash.  In addition, the distribution in kind may reduce the range of investments in the portfolio or adversely affect the liquidity of TEI Fund.  Notwithstanding the above, there are other means for meeting repurchase requests, such as borrowing.

OUTSTANDING SECURITIES

Title of Class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding as of April 30, 2011, exclusive of Amount Shown under “Amount Held by Registrant for its Account”
Units	Unlimited	None	$38,336,861

CONTROL PERSONS

None.

PURCHASE OF UNITS

OFFERING

RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837, 1-800-245-9888 is the distributor of the Units pursuant to a Distribution Agreement between TEI Fund and the Distributor.

Both initial and additional purchases of Units in TEI Fund may be accepted from investors at such times as the Board may determine on the terms set forth below.  The Board may, in its discretion, suspend the offering of Units at any time or permit purchases on a more frequent basis.  The Board reserves the right to reject any purchase of Units in TEI Fund.  Initial and subsequent purchases generally will be accepted quarterly, and Units will be offered at their net asset value, plus any applicable sales charge.  See “Net Asset Valuation.”  The sales charge will be added to each prospective investor’s purchase amount, and will not constitute part of the assets of TEI Fund.  All purchases are subject to the receipt of cleared funds two business days prior to the acceptance date.  Generally, the minimum initial purchase by each investor is $25,000 and the minimum additional investment is $10,000.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units must be by receipt of federal or other immediately available funds (“cleared funds”).  Each initial or subsequent purchase of Units will be payable in one installment and will be due at least two business days prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.

During the offering, Units may be purchased only from the selected broker-dealers or through the Distributor.  The offering may be discontinued at any time.  By purchasing Units of TEI Fund, each new Member will be bound by all of the terms of the Operating Agreement.  TEI Fund will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part.

Pending investment in TEI Fund, the proceeds of the offering will be placed in an interest-bearing escrow account by U.S. Bank, N.A., TEI Fund’s custodian and escrow agent, pending the closing of such offering.  After any closing, the balance in the escrow account will be invested pursuant to TEI Fund’s investment policies.

METHODS FOR PURCHASING UNITS

To make an investment in TEI Fund, contact the Distributor: RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837, 1-800-245-9888.  Accounts may be opened only through the selected broker-dealers or through the Distributor.  Customers of the Distributor or of broker-dealers that have entered into selling group agreements with the Distributor or its delegate may open an account and buy Units by mailing a completed application, including complete wiring information, to: ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC.  Cash, checks, traveler’s checks, third party checks, or money orders will not be accepted.  Units are not available in certificated form.

Generally, the minimum initial purchase by each investor is $25,000 and the minimum additional investment is $10,000.  Please note that broker-dealers may establish higher minimum investment requirements than TEI Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales charge, which will reduce your return.

SALES CHARGE AND MINIMUM INVESTMENT WAIVERS

The Distributor may, at its discretion, waive sales charges and minimum investment requirements for the purchase of Units of TEI Fund  by or on behalf of: (i) purchasers for whom the Distributor or the Manager or the Sub-Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees, registered representatives, advisory representatives, counsel and other service providers (together, “Rochdale Associates”) and retired Rochdale Associates (including spouses, children, and parents of Rochdale Associates and retired Rochdale Associates) of the Distributor or the Manager or the Sub-Adviser and any affiliates of the Distributor or the Manager or the Sub-Adviser; (iii) Directors and retired Directors of TEI Fund (including spouses and children of Directors and retired Directors) and any affiliates thereof; (iv) purchasers who use proceeds from an account for which the Distributor or the Manager or Sub-Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of TEI Fund; (v) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of  TEI Fund for (1) their own accounts or (2) the accounts of eligible clients and that charge a fee for their services; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (viii) orders placed on behalf of other investment companies that the Distributor, the Manager, the Sub-Adviser or an affiliated company distributes. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, Members must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification.  Notwithstanding any waiver, investors remain subject to the eligibility requirements set forth in this Prospectus.

REPURCHASES OF UNITS

NO RIGHT OF REDEMPTION

No Member will have the right to require TEI Fund to redeem its Units.  No public market exists for the Units, and none is expected to develop.  Consequently, Members will not be able to liquidate their investment other than as a result of repurchases of Units by TEI Fund, as described below.

REPURCHASES OF UNITS DURING A TENDER OFFER

The Board of TEI Fund, from time to time and in its complete and absolute discretion may determine to cause TEI Fund to offer to repurchase Units from Members, including the Manager and the Sub-Adviser, pursuant to written requests by Members.  In determining whether TEI Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Manager upon consultation with the Sub-Adviser.  The Board in its complete and absolute discretion determines the repurchase amount, and such repurchase amount may be a portion of TEI Fund’s outstanding Units.  The Board has repurchased units in 2009 and 2010, and expects that it will continue to offer to repurchase Units from Members at least annually, provided that the Units are owned for at least six calendar months after their initial purchase by a Member (or an additional six calendar months as described below, each, a “six-month lock-up period”).  Members must hold Units for at least six calendar months before being eligible to request that TEI Fund repurchase Units during a tender offer.  If a Member does not submit such a request during a tender offer, that is made after the expiration of the initial six-month lock-up period (but before the expiration of the second six-month lock-up period), such Member must hold Units for a second six-month period (which is measured from end of the first six-month lock-up period) before submitting an initial request.  Thereafter, Members will be eligible to participate in repurchase offers by TEI Fund, subject to the terms described herein.  The Board of TEI Fund also will consider the following factors, among others, in making such determination:

•	whether any Members have requested that TEI Fund repurchase Units;

•	the liquidity of TEI Fund’s assets;

•	the investment plans and working capital requirements of TEI Fund;

•	the relative economies of scale with respect to the size of TEI Fund;

•	the history of TEI Fund in repurchasing Units;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Units.

TEI Fund’s assets consist primarily of its interest in the Master Fund, which is held through the Offshore Fund.  Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, TEI Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund.  TEI Fund controls the Offshore Fund and, because interests in the Master Fund may not be transferred, TEI Fund may withdraw a portion of its interest only pursuant to repurchases offers by the Master Fund made to the Offshore Fund, and a distribution from the Offshore Fund to TEI Fund of the proceeds.  TEI Fund will not conduct a repurchase offer for Units unless the Master Fund simultaneously conducts a repurchase offer for Master Fund interests.  The Master Fund’s Board of Directors (the “Master Fund’s  Board”) expects that the Master Fund will conduct  repurchase  offers on a basis consistent with TEI Fund in order to permit TEI Fund to meet its obligations under its repurchase offers.  However, there are no assurances that the Master Fund’s Board will, in fact, decide to undertake such a repurchase offer.  TEI Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund.  The Master Fund will make repurchase offers, if any, to all of its investors, including TEI Fund (through the Offshore Fund), on the same terms, which practice may affect the size of the Master Fund’s offers.  Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

The Operating Agreement provides that TEI Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Units for repurchase by TEI Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period).  A Member who intends to cause TEI Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

The Board will determine that TEI Fund will offer to repurchase Units pursuant to written requests only on terms that the Board determines to be fair to TEI Fund and Members.  When the Board determines that TEI Fund will offer to repurchase Units, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by  TEI Fund (the “Repurchase Request Deadline”), and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity. The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its absolute discretion.  TEI Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

Promptly after the Repurchase Request Deadline, TEI Fund will give to each Member whose Units have been accepted for repurchase a payment consisting of: (i) cash or a Promissory Note (non-interest bearing and non-transferable) entitling the Member to be paid an amount equal to such percentage of the estimated value of the repurchased Units as may be determined by the TEI Fund Board as of the Repurchase Valuation Date (the “Initial Payment”); and, (ii) if determined to be appropriate by the TEI Fund Board or if the Initial Payment is less than 100% of the estimated value of the repurchased Units, a Promissory Note entitling the Member to be paid an amount equal to the value of the repurchased Units determined as of the Repurchase Valuation Date and  based  on the results of the annual audit of TEI Fund’s financial statements, i.e. the “Post-Audit Payment” as set forth below.

The Initial Payment may be in cash and equal to an amount up to 100% of the estimated value of the repurchased Units that will equal the value of the Member’s account or portion thereof based on TEI Fund’s net asset value as of the effective date of repurchase (the “Repurchase Valuation Date”), after giving effect to all allocations, including, but not limited to, withholding tax, to be made to the Member’s capital account as of such date. The Repurchase Valuation Date is the last business day of the quarter that immediately follows the quarter in which the Repurchase Request Deadline occurs, which will be at least 90 days after the Repurchase Request Deadline.  The Initial Payment will be made as of the later of (1) a date within 30 days after the Repurchase Valuation Date, or (2) if the Master Fund has requested withdrawals of its capital from any Hedge Funds in order to fund the repurchase of TEI Fund’s interests in the Master Fund (through the Offshore Fund), within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn from such Hedge Funds.

In the event that it is determined to be appropriate by the TEI Fund Board or if the Initial Payment is less than 100% of the estimated value of the repurchased Units, the second and final payment in respect of the Promissory Note (the “Post- Audit Payment”) will be in an amount equal to the excess, if any, of (1) the value of the repurchased Units, determined as of the Repurchase Valuation Date and based upon the results of the annual audit of TEI Fund’s financial statements for the year in which the Repurchase Valuation Date occurs, over (2) the Initial Payment. The Manager anticipates that the annual audit of TEI Fund’s financial statements will be completed within 60 days after the end of each Fiscal Year and that the Post-Audit Payment will be made promptly after the completion of the audit.

A Member whose Units are accepted for repurchase bears the risk that TEI Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date.  See “Estimates” under “Special Risks of Fund of Hedge Funds Structure, Including Investing in Unregistered Funds” and “Net Asset Valuation” for more information about this risk of net asset value fluctuation.  Under these procedures, Members will have to decide whether to request that TEI Fund repurchase their Units, without the benefit of having current information regarding the value of Units on a date proximate to the Repurchase Valuation Date.  In addition, there will be a substantial period of time between (a) the dates as of which Members must submit a request to have their Units repurchased and (b) the dates they can expect to receive payment for their Units from TEI Fund.  This period of time is intended, in part, to assist TEI Fund in paying the amounts due to Members.  TEI Fund’s schedule with respect to repurchases of Units is based on operational considerations and various factors relating to the best interests of Members, including, but not limited to, the intent that TEI Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by TEI Fund (through the Offshore Fund and the Master Fund) from Hedge Funds and to minimize the need for TEI Fund and the Master Fund to maintain cash or borrow money to meet repurchase requests. Payments for repurchased Units may be further delayed under circumstances where TEI Fund has determined to redeem its interests in Hedge Funds (through the Offshore Fund and the Master Fund) to make such payments, but has experienced unusual delays in receiving payments from the Hedge Funds.

Payment by TEI Fund upon repurchase of Units will be made in part or in whole in cash or securities of equivalent value.  TEI Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on TEI Fund or on Members not requesting that their Units be repurchased, or that TEI Fund has received distributions from Hedge Funds in the form of securities that are transferable to the Members.  An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale and the market risks described herein until converted into cash.  Certain Members receiving an in-kind distribution may be prohibited from receiving such a distribution.  Members receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable; Members may not be able to sell the securities except at prices that are lower than those at which the securities were valued by TEI Fund or without substantial delay.

TEI Fund may suspend or postpone a repurchase offer in limited circumstances, and only by a vote of a majority of the Board, including a majority of the Independent Directors.  These circumstances may include the following:

•	or any period during which an emergency exists as a result of which it is not reasonably practicable for TEI Fund to dispose of securities it owns or to determine the value of TEI Fund’s net assets;

•	or any other periods that the SEC permits by order for the protection of Members; or

•	other unusual circumstances as the Board deems advisable for TEI Fund and its Members.

If Members request that TEI Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, TEI Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline.  If the Board determines not to repurchase more than the repurchase offer amount or if Members request that TEI Fund repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, TEI Fund shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the number of Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

Payment for repurchased Units may require TEI Fund to liquidate portfolio holdings in the Master Fund which holds Hedge Funds earlier than the Sub-Adviser otherwise would liquidate such Hedge Fund holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover.  TEI Fund may maintain cash or borrow money to meet repurchase requests, which would increase TEI Fund’s operating expenses and would impact the ability of TEI Fund to achieve its investment objective via the Master Fund.

The repurchase of Units is subject to regulatory requirements imposed by the SEC. TEI Fund’s repurchase procedures are intended to comply with such requirements.  However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure TEI Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

After the expiration of the six-month lock-up period, TEI Fund may allocate to Members whose Units are repurchased withdrawal or similar charges imposed by Hedge Funds if the  Sub-Adviser determines to withdraw from one or more Hedge Funds as a result of Member repurchase requests and such charges are imposed on TEI Fund.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $25,000.  To the extent consistent with the Securities Exchange Act of 1934, as amended, including the rules thereunder, and any other applicable laws, TEI Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

For an example of a repurchase, assume for illustrative purposes only that (a) a Unit represents a limited liability company interest purchased for $5,000 and (b) there is one Member in TEI Fund who initially purchased 6 Units for $5,000 each more than six calendar months ago, the length of the lock-up period.  At a Board meeting, the Manager recommended an offer to repurchase Units.  The Board then considers this recommendation and other factors, including those mentioned above under this section.  A resolution is adopted by the Board to make an offer of repurchase and send out written notice of such offer to the sole Unit holder as follows: amount of Units to be repurchased – 20% of Member’s holdings; repurchase offer commencement date – August 29, 2012; repurchase offer request deadline (at least 20 business days later) – September 25, 2012; repurchase valuation date (the last business day of the quarter that immediately follows the quarter in which the repurchase offer deadline occurs) – December 31, 2012; and other information that the Board thinks the Member should consider in deciding whether and how to participate in such repurchase opportunity.  The Member tenders 1.32 Units to TEI Fund for repurchase on September 20, 2012.  The Board determines to repurchase 1.238 Units and promptly after September 25, 2012 gives the Member a promissory note entitling him to a payment at each of two separate times and both payments will equal the value of the 1.238 Units as of December 31, 2012 based on the following considerations: while 20% of 6 Units is only 1.2 Units, TEI Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the repurchase request deadline on a pro rata basis, provided there is a remaining balance in the Member’s account of $25,000, according to the Operating Agreement. The 0.12 of an extra Unit is not more than 2% of the 6 Units outstanding on the repurchase request deadline.  However, including 0.12 of an extra Unit in the repurchase will leave a remaining balance in the Member’s account at less than $25,000.  On December 31, 2012 the value of a Unit is determined to be $5,250, times 6 Units, equals $31,500 total account value, minus the $25,000 minimum, equals $6,500, divided by $5,250 per Unit, equals 1.238 Units.  So, only 0.038 of an extra Unit is permitted beyond 1.2 Units or 20% of 6 Units.  TEI Fund via the Master Fund paid a 1% withdrawal charge to the Hedge Fund in the Master Fund’s portfolio from which the Master Fund withdrew money to pay for the repurchase of the 1.238 TEI Fund Units.  This money to pay for the repurchase of 1.238 Units was not received within thirty days of December 31, 2012 (the Repurchase Valuation Date) and the Master Fund had to wait until February 1, 2013 to receive at least 90% of the aggregate amount requested from the Hedge Funds in its portfolio.  The Master Fund forwarded this lower amount through the Offshore Fund to TEI Fund.  Therefore, within ten business days of February 1, 2013,  TEI Fund will make an Initial Payment to the Member according to the Operating Agreement and the following arithmetic: 90% of the estimated value of 1.238 repurchased Units equals $5,849.55 (1.1142 Units times the estimated value per Unit of $5,250), minus 1% ($58.50), equals $5,791.05.

The annual audit of TEI Fund’s financial statements is complete on May 30, 2013 which is sixty days after March 31, 2013, the end of TEI Fund’s fiscal year in which the Repurchase Valuation Date (December 31, 2012) occurred.  During this annual audit, it was determined that the Unit value on December 31, 2012 should have been higher by an additional $10 or $5,260 per Unit.  Therefore, promptly after May 30, 2013, TEI Fund will make a Post-Audit Payment to the Member according to the Operating Agreement and the following arithmetic: 1.238 repurchased Units, times the post-audit Unit value of $5,260, equals $6,511.88, minus 1% ($65.12), equals $6,446.76, minus $5,791.05 (the Initial Payment), equals a Post-Audit Payment of $655.71.

MANDATORY REDEMPTIONS

In accordance with the terms and conditions of TEI Fund’s Operating Agreement, TEI Fund may cause a mandatory redemption of Units of a Member or any person acquiring Units from or through a Member if the Board or, on behalf of the Board, the Manager determines or has reason to believe that, among other things:

•	one or more Units have been transferred, or the Units have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetence of a Member;

•
ownership of Units by such Member or other person will cause TEI Fund or the Manager or the Sub-Adviser to be in violation of, or subject TEI Fund or the Manager or the Sub-Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of such Units may be harmful or injurious to the business or reputation of TEI Fund or the Manager or the Sub-Adviser, or may subject  TEI Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

•	any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

•	it would be in the best interests of TEI Fund for TEI Fund to cause a mandatory redemption of such Units.

Members whose Units are redeemed by TEI Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member’s purchase of the Units.

Examples of mandatory redemption situations are: (i) where a Member lied about having the required net worth or income requirements to be a Qualified Investor, and (ii) Units are transferred by operation of law to a person not in the Member’s immediate family who is a world famous criminal.

TRANSFERS OF UNITS

No person shall become a substituted Member without the consent of the Board, which consent may be withheld in its sole and absolute discretion.  Generally, Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion).  The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities), or (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, and children).  Notice to TEI Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by TEI Fund with respect to investor eligibility and suitability.  See “Qualified Investors.”  Notwithstanding the foregoing, with the consent of the Board, RIM Securities LLC may broker transfers of Units from one Member to another existing Member or from a Member to a new investor.  The Board may not consent to a transfer of a Unit by a Member unless such transfer is to a single transferee or after the transfer of the Unit, the balance of the account of each of the transferee and transferor is not less than $25,000.  Each transferring Member and transferee agrees to pay all expenses, including, but not limited to, attorneys and accountants’ fees, incurred by TEI Fund in connection with the transfer.  If a Member transfers a Unit with the approval of the Board, TEI Fund shall promptly take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to TEI Fund as a Member.

By subscribing for a Unit, each Member agrees to indemnify and hold harmless TEI Fund, the Offshore Fund, the Master Fund, each Board, the Manager, the Sub-Adviser or each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

NET ASSET VALUATION

TEI Fund and the Offshore Fund will compute net asset value as of the last business day of each month.  In determining net asset value, TEI Fund and the Offshore Fund will value investments as of such month-end.  The net asset value of TEI Fund and the Offshore Fund will equal the value of the total assets of each entity, less all of the liabilities, including accrued fees and expenses.  It is expected that the assets of TEI Fund will consist of its interest in the Offshore Fund.  In computing its net asset value, TEI Fund will value its interest in the Offshore Fund at the value of the Offshore Fund’s interest in the Master Fund, and the Offshore Fund will value its interest in the Master Fund at the net asset value provided by the Master Fund to the Offshore Fund and TEI Fund.  The value of a Member’s capital account will equal the net asset value of TEI Fund, multiplied by such Member’s investment percentage.

The Master Fund’s Board has approved written procedures pursuant to which the Master Fund will value its investments in Hedge Funds at fair value.  In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Hedge Fund in accordance with the Hedge Fund’s valuation policies and reported at the time of the Master Fund’s valuation.  As a general matter, the fair value of the Master Fund’s interest in a Hedge Fund will represent the amount that the Master Fund could reasonably expect to receive from a Hedge Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.  In the event that a Hedge Fund does not report a month-end value to the Master Fund on a timely basis, the Master Fund would determine the fair value of such Hedge Fund based on the most recent value reported by the Hedge Fund, as well any other relevant information available at the time the Master Fund values its portfolio.

Prior to investing in any Hedge Fund, the Sub-Adviser will conduct a due diligence review of the valuation methodology utilized by the Hedge Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Sub-Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments.  Although the procedures approved by the Master Fund’s Board provide that the Sub-Adviser will review the valuations provided by the investment advisers to the Hedge Funds, neither the Sub-Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such investment advisers (which are unaudited).

The Master Fund’s valuation procedures require the Sub-Adviser to consider the relevant information available at the time the Master Fund values its portfolio.  The Sub-Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Hedge Fund Manager does not represent the fair value of the Master Fund’s interests in the Hedge Fund.  Although redemptions of interests in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund’s governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Master Fund’s Board, in the absence of specific transaction activity in interests in a particular Hedge Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  In accordance with generally accepted accounting principles and industry practice, the Master Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Hedge Fund.  In other cases, as when a Hedge Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Hedge Fund interests, the Master Fund may determine that it was appropriate to apply a discount to the net asset value of the Hedge Fund.  Any such decision would be made in good faith, and subject to the review and supervision of its Board.

The valuations reported by the Hedge Fund Managers, upon which the Master Fund calculates its month-end net asset value and net asset value may be subject to later adjustment, based on information reasonably available at that time.  For example, fiscal year-end net asset value calculations of the Hedge Funds are audited by those Hedge Funds’ independent auditors and may be revised as a result of such audits.  Other adjustments may occur from time to time.

The procedures approved by the Board provide that, where deemed appropriate by the Sub-Adviser and if consistent with the 1940 Act, investments in Hedge Funds may be valued at cost.  Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration.  For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such a situation, the Master Fund’s investment will be revalued in a manner that the Sub-Adviser, in accordance with procedures approved by its Board, determines in good faith best reflects approximate market value.  The Board will be responsible for ensuring that the valuation policies utilized by the Sub-Adviser under the supervision of the Manager are fair to the Master Fund and consistent with applicable regulatory guidelines.

To the extent the Sub-Adviser invests the assets of the Master Fund in securities or other instruments that are not investments in Hedge Funds, as set forth under “Use of Proceeds” and “Temporary and Defensive Measures”, the Master Fund will generally value such assets as described below.  Securities traded on one or more of the U.S. national securities exchanges, (including, the NASDAQ Stock Market), or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.  Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded.  If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share.  Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold.  In such circumstances, the Sub-Adviser and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.  See “Risk Factors” under “Summary” and “Valuation of Investments” and “Estimates” under “Special Risks of Fund of Hedge Funds Structure, Including Investing in Unregistered Funds” for more information on asset valuation when there is no public market or possibly no market at all for an asset.

Debt securities will be valued in accordance with the Master Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Sub-Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading.  The Board will monitor periodically the reasonableness of valuations provided by any such pricing service.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board in good faith to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service.  Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States.  Foreign exchange rates are also determined prior to such close.  On occasion, the values of securities and exchange rates may be affected by events occurring during the period between the determination of such values or exchange rates and the determination of the net asset value of the Master Fund.  When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued within a reasonable period of time at fair value as determined in good faith in accordance with procedures approved by the Board.  Ordinarily, this period will be no longer than the time between successive month-end net asset value calculations.  However, this period may be longer in certain situations described under this heading “Net Asset Valuation” and the heading “Special Risks of Fund of Hedge Funds Structure, Including Investing In Unregistered Funds”. These situations include when a Hedge Fund does not report a month-end value to the Master Fund on a timely basis; the Board concludes that the information provided by the Hedge Fund Manager does not represent the fair value of the Master Fund’s interests in the Hedge Fund; the valuations reported by the investment advisers of the Hedge Funds, upon which  the Master Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time, such as the Hedge Fund’s annual audit; and the Board decides to reevaluate either its fair value methodology or that of a third party pricing system, agent or dealer.

The Manager, the Sub-Adviser or their affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists.  Valuation determinations by the Manager, the Sub-Adviser or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Master Fund.  Consequently, the fees charged to the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Master Fund, including the Manager’s investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s (and in turn TEI Fund’s) net assets if the judgments of the Board, the Manager, the Sub-Adviser, or investment advisers to the Hedge Funds should prove incorrect.  Also, a substantial number of investment advisers to the Hedge Funds will only provide determinations of the net asset value of Hedge Funds on a monthly basis, in which event it will not be possible to determine the net asset value more frequently.

See “Duty of Care and Arbitration”.

UNITS AND CAPITAL ACCOUNTS

GENERAL

TEI Fund will maintain a separate capital account for each Member; this will have an opening balance equal to the Member’s initial contribution to the capital of TEI Fund (i.e., the amount of the investment less any applicable sales load).  Each Member’s capital account will be increased by the amount of any additional contributions by the Member to the capital of TEI Fund, plus any amounts credited to the Member’s capital account as described below.  Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by TEI Fund of the Member’s Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period.  Such computation is expected to occur on a monthly basis and other times, in TEI Fund Board’s discretion.  A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of TEI Fund is made, (iv) any day as of which TEI Fund repurchases any Units of any Member, (v) any day as of which any amount is credited to or debited from the capital  account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units, or (vi) any other day as determined by TEI Fund’s Board.

ALLOCATION OF NET PROFITS AND LOSSES

Net profits or net losses of TEI Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member’s respective “investment percentage” for the period.  A Member’s investment percentage will be determined by dividing the balance of the Member’s capital account as of the beginning of a fiscal period by the sum of the balances of the capital accounts of all Members at such time.  Net profits or net losses will be measured as the net change in the value of the net assets of TEI Fund including any net change in unrealized appreciation or depreciation of investments as well as realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by TEI Fund of Units.

Allocations for tax purposes generally will be made among Members so as to equitably reflect amounts credited or debited to each Member’s capital account for the current and prior taxable years.

ALLOCATION OF SPECIAL ITEMS

Withholding taxes or other tax obligations incurred by TEI Fund (either directly or indirectly through the Offshore Fund or the Master Fund) which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which TEI Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.  If the amount of those taxes is greater than the distributable amounts, then the Member or any successor to the Member’s Units is required to pay upon demand to TEI Fund, as a contribution to the capital of TEI Fund, the amount of the excess.

RESERVES

Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to TEI Fund.  Reserves will be in such amounts (subject to increase or reduction) that TEI Fund may deem necessary or appropriate.  The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

TAXES

INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, PROSPECTIVE INVESTORS ARE HEREBY NOTIFIED THAT (A) ANY DISCUSSION OF FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY PROSPECTIVE INVESTORS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE OFFERING DESCRIBED HEREIN; AND (C) EACH INVESTOR IS ADVISED TO CONSULT HIS OWN TAX ADVISOR CONCERNING HIS PARTICULAR CIRCUMSTANCES.

The following is a summary of certain aspects of the income taxation of TEI Fund, its Members, the Offshore Fund and the Master Fund that should be considered by a prospective Member.  TEI Fund has not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state, local or foreign authority with respect to any of the tax issues affecting TEI Fund, but TEI Fund may, although it does not currently intend to, seek a ruling from the Service with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI Fund would be unrelated business taxable income (“UBTI”).  Further, TEI Fund has not obtained an opinion of counsel with respect to any Federal tax issues or the characterization of TEI Fund as a partnership for Federal income tax purposes and the absence of UBTI or with respect to any other Federal, state, local or foreign tax issues.

This summary of certain aspects of the Federal income tax treatment of TEI Fund, its Members, the Offshore Fund and the Master Fund is based upon the Code, judicial decisions, Treasury Regulations (the “Regulations”), and rulings in existence on the date hereof, all of which are subject to change, including retroactively.  This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in TEI Fund.  This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors that are subject to special treatment under the Federal income tax laws, such as insurance companies.

PROSPECTIVE MEMBERS SHOULD CONSULT WITH, AND RELY SOLELY UPON, THEIR OWN TAX ADVISORS IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN TEI FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of TEI Fund are consistent with their overall investment plans.

TAX TREATMENT OF TEI FUND OPERATIONS

It is the intention of TEI Fund that under the provisions of the Code and the Regulations, as in effect on the date of this Prospectus, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, TEI Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for Federal income tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof).  Units will not be traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704  Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).  TEI Fund may not be eligible for any of those safe harbors.

The Section 7704 Regulations include a “redemption or repurchase agreement” safe harbor under which partnership interests can avoid being treated as readily tradable.  The Section 7704 Regulations provide that this safe harbor applies in the case of a “redemption or repurchase agreement,” which is defined as “a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner, or a person related to another partner.”  The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner’s intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership’s taxable year, and (3) the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership (excluding certain transactions), does not exceed 10 percent of the total interests in partnership capital or profits (excluding certain transactions).

The Operating Agreement establishes a redemption procedure that conforms to the first two requirements of the “redemption or repurchase agreement” safe harbor.  First, the Operating Agreement provides that TEI Fund will repurchase Units only if they have been tendered at least 90 days prior to a Repurchase Valuation Date; and it will pay the repurchase price approximately, but no earlier than, 30 days after the Repurchase Valuation Date (therefore, in no event less than 120 days after the written tender thereof).  Second, the Operating Agreement provides that Units will be valued for purposes of determining their repurchase price as of the end of each fiscal quarter that immediately follows the quarter in which a Repurchase Request Deadline occurs and TEI Fund shall not offer to repurchase Units on more than two occasions in any on Fiscal Year.

The third condition of the “redemption or repurchase agreement” safe harbor is that the repurchased interests not exceed 10 per cent per year of the total interests in partnership capital or profits.  The Operating Agreement does not contain an explicit limitation on the quantity of Units that can be repurchased in any year.  The transfer restrictions and repurchase provisions of the Operating Agreement are sufficient to meet the requirements of the “redemption or repurchase agreement” safe harbor as set forth in the Section 7704 Regulations in any year in which no more than of 10 percent of the total interests in TEI Fund’s capital or profits are transferred under the redemption provisions in the Operating Agreement or, with certain exceptions, otherwise.

In the event that, in any year, TEI Fund repurchases Units in excess of 10 percent of the total interests in TEI Fund’s capital or profits (excluding certain transactions), TEI Fund will not satisfy the “redemption or repurchase agreement” safe harbor.  The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbor is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof).  Rather, in this event, the partnership’s status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market.  TEI Fund intends that it will not be treated as a publicly traded partnership taxable as a corporation for purposes of the Section 7704 Regulations due to the application of the “redemption or repurchase agreement” safe harbor in any year in which TEI Fund repurchases Units not in excess of 10 percent of the total interests in TEI Fund’s capital or profits and that, in the event that TEI Fund in any year repurchases Units in excess of 10 percent of the total interests in TEI Fund’s capital or profits, TEI Fund may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to TEI Fund’s repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of TEI Fund, indicate that TEI Fund is not providing the equivalent of a secondary market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of TEI Fund, TEI Fund intends that Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, TEI Fund will not be treated as a publicly traded partnership taxable as a corporation.  (It is also expected that the Master Fund will be classified as a partnership and will not be treated as a publicly traded partnership taxable as a corporation.)

If it were determined that TEI Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations, or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of TEI Fund would be subject to corporate income tax when recognized by TEI Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of TEI Fund; and Members would not be entitled to report profits or losses realized by TEI Fund.

As an entity treated as a partnership for tax purposes, TEI Fund is not itself subject to Federal income tax.  TEI Fund will file an annual partnership information return with the Service that will report the results of operations.  Each Member, to the extent required, will be required to report separately on its income tax return its distributive share of TEI Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.  TEI Fund does not presently intend to make distributions of its net income, if any, to Members.  The amount and times of distributions, if any, will be determined in the sole discretion of the Board.  Except to the extent such Member is exempt from tax, each Member will be taxed on its distributive share of TEI Fund’s taxable income regardless of whether it has received or will receive a distribution from TEI Fund.  For a more detailed discussion of certain aspects of the income taxation of TEI Fund and its investments under Federal and state law, see “Tax Aspects” in the SAI.

CLASSIFICATION OF THE OFFSHORE FUND

The tax status of the Offshore Fund and its shareholders under the tax laws of the Cayman Islands and the United States is summarized below.  The summary is based on the assumption that the Offshore Fund is owned, managed and operated as contemplated and reflects consideration of the fact that shares of the Offshore Fund will be held by TEI Fund and that Units in TEI Fund will be held by U.S. tax-exempt entities.  The summary is considered to be a correct interpretation of existing laws as applied on the date of this Prospectus but no representation is made or intended by the Offshore Fund (i) that changes in such laws or their application or interpretation will not be made in the future, including retroactively, or (ii) that the Service will agree with the interpretation described below as applied to the method of operation of the Offshore Fund.  Persons interested in subscribing for Units in TEI Fund should consult their own tax advisors with respect to the tax consequences, including the income tax consequences, if any, to them of the purchase, holding, redemption, sale or transfer of Units.

1.           The Offshore Fund is classified as an association taxable as a corporation for United States Federal income tax purposes.  It is intended that the Master Fund will be classified as a partnership for such purposes.

2.           The Offshore Fund generally will not be subject to taxation by the United States on net income or gain realized by the Master Fund from investing in stocks, securities, commodities or derivatives for a taxable year, provided neither the Master Fund, including by reason of investing in underlying Hedge Funds, nor the Offshore Fund is engaged or deemed to be engaged in a U.S. trade or business to which such income, gain or loss of the Master Fund or the Offshore Fund is treated as effectively connected.

If neither the Master Fund nor the Offshore Fund is engaged or deemed to be engaged in a U.S. trade or business, the Offshore Fund will not be subject to any U.S. Federal income tax on its capital gains, whether from sources within or outside the United States except to the extent they are derived from securities that are classified as United States real property interests within the meaning of Section 897 of the Code.  The Offshore Fund will, however, be subject to a U.S. withholding tax at a 30% rate applicable to dividends and certain interest income or certain other income considered to be from sources within the United States.  To maximize the availability of the exemption from such withholding for “portfolio interest,” the Offshore Fund will provide the Master Fund with a statement regarding the Offshore Fund’s foreign status on IRS Form W-8BEN or its equivalent.

The Offshore Fund would be considered to be engaged in a U.S. trade or business if the Master Fund were engaged in a U.S. trade or business.  The Master Fund should not be considered to be engaged in a U.S. trade or business so long as (i) the Master Fund is not considered a dealer in stock, securities or commodities and does not regularly offer to enter into, assume or otherwise terminate positions in derivatives with customers, (ii) the U.S. business activities of the Master Fund consist solely of trading stock, securities, commodities and derivatives for its own account (and in the case of commodities, is limited to trading in commodities of a kind customarily dealt in on an organized exchange in transactions of a kind customarily consummated at such place) and (iii) each Hedge Fund treated as a partnership for U.S. Federal income tax purposes in which the Master Fund invests also is not deemed to be engaged in a U.S. trade or business. With respect to condition (iii), the Master Fund has no control over whether such Hedge Funds are engaged or deemed to be engaged in a U.S. trade or business.  The Master Fund intends to use reasonable efforts, and it believes that the transactions under its investment program generally should qualify, to reduce or eliminate the extent to which it allocates investment assets to Hedge Funds treated as partnerships for U.S. Federal income tax purposes that are engaged or deemed to be engaged in a U.S. trade or business.  There can be no assurance that the Master Fund’s efforts, or the efforts of each of its Hedge Fund holdings, will always be successful or that the U.S. Internal Revenue Service will agree that each of the Master Fund’s, or each of the Hedge Funds’, transactions so qualifies.

In the event that the Master Fund were found to be engaged in a U.S. trade or business during any taxable year, the Offshore Fund would be required to file a U.S. Federal income tax return for such year on IRS Form 1120-F and pay tax at full U.S. rates (currently, 35%) on the portion of its income that is treated as effectively connected with such U.S. trade or business, and an additional 30% branch profits tax generally would be imposed.  In addition, in such event, the Master Fund would be required to withhold such taxes from the income or gain allocable to the Offshore Fund under Section 1446 of the Code.

TAX-EXEMPT U.S. INVESTORS

Qualified Investors (as defined below under “Qualified Investors”)), generally are exempt from U.S. Federal income tax except to the extent that they have UBTI.  UBTI is income in excess of $1,000 (U.S.) from a trade or business that is not sufficiently related to the performance of the functions for which the entity was granted tax-exempt status.  A tax-exempt investor should consult with, and rely solely upon, tax adviser about UBTI before purchasing Units.  It will be the responsibility of any tax-exempt investor investing in TEI Fund to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto if required.

Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers are excluded from UBTI so long as such income is not derived from debt-financed property.  To the extent that the Master Fund holds debt-financed property (e.g., securities purchased generally on margin or possibly through other means of leverage) or property primarily for sale to customers (“dealer” property), income attributable to such property or activity would constitute UBTI to a tax-exempt investor that held an interest in the Master Fund directly.  However, because the Offshore Fund is classified for U.S. income tax purposes as a corporation, the character of its income, including income derived from the Master Fund as UBTI, generally will not pass through to its U.S. tax-exempt shareholders.

The Code provides two taxing regimes that have the effect of taxing U.S. persons currently on some or their entire pro rata share of the income of a foreign corporation, even though such income has not actually been distributed to them.  These regimes involve the taxation of U.S. shareholders of (i) “passive foreign investment companies” (“PFICs”) and (ii) “controlled foreign corporations” (“CFCs”).  Because all of the shares of the Offshore Fund will be held by TEI Fund, which is a “U.S. shareholder” for purposes of the CFC rules, the Offshore Fund will be considered a CFC for U.S. income tax purposes.  Because of the nature of its assets and income, the Offshore Fund will also be a PFIC.  Where income is taxable under both the PFIC rules and the CFC Subpart F rules, however, the CFC Subpart F rules are given precedence, and such income would be included in the shareholder’s income only under the CFC Subpart F rules.

A “U.S. shareholder” of a CFC generally must include in income currently its pro rata share of, among other things, the CFC’s “Subpart F income,” whether or not currently distributed to such shareholder.  “Subpart F income” includes various types of passive investment income such as dividends, interest, gains from the sale of stock or securities, and gains from futures transactions in commodities.  “Subpart F income” of a CFC that is currently taxed to a “U.S. shareholder” is not subject to tax again when actually distributed to such shareholder.

Under current law applicable to U.S. tax-exempt entities, income attributed from a CFC or PFIC to a tax-exempt entity is included in UBTI only if it is attributable to certain insurance income as defined in Section 512(b)(17) of the Code.  The Offshore Fund does not expect to generate UBTI of this type.

It is the intention of TEI Fund that under the provisions of the Code and the Regulations as in effect on the date of this Prospectus, as well as under the relevant authority interpreting the Code and the Regulations, income of TEI Fund allocable to tax-exempt investors (subject to certain exceptions) should not constitute UBTI.  TEI Fund has not sought a ruling from the Service with respect to any of the tax issues affecting TEI Fund, but TEI Fund may decide in the future to seek a ruling with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI Fund would be UBTI.  The income from TEI Fund could also be UBTI to a tax-exempt investor that borrows, or is deemed to borrow, money to invest in TEI Fund.

The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans.  The UBTI of certain other exempt organizations may be computed in accordance with special rules.  Further, certain types of tax-exempt entities under the Code, such as “charitable remainder trusts,” which are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs and PFICs in a manner similar to taxable investors.  Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income.  As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income.  For these reasons, TEI Fund would not be an appropriate investment for charitable remainder trusts.

Even though income from TEI Fund should generally not generate UBTI to a tax-exempt investor, there could be reporting requirements, such as IRS Form 926, with respect to a deemed investment in the Offshore Fund.

CAYMAN ISLANDS

There are no income, corporation, capital gains or other taxes presently applicable to the Offshore Fund in effect in the Cayman Islands.  The Offshore Fund is an exempted company under Cayman Islands law and has received from the Governor-in-Council of the Cayman Islands an undertaking as to tax concessions pursuant to Section 6 of the Tax Concessions Law (as revised) which provides that, for a period of 20 years from the date of issue of the undertaking, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits,  income, gains or appreciation will apply to the Offshore Fund or its operations. No capital or stamp duties are levied in the Cayman Islands on the issue, transfer or redemption of shares.  An annual registration fee will be payable by the Offshore Fund to the Cayman Islands government which will be calculated by reference to the nominal amount of its authorized capital.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Code Section 4975 (a “Plan”: a Plan subject to ERISA, an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in TEI Fund.  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition  with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in TEI Fund, the income taxes of the investment, and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in TEI Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because there is an exception for companies that register as investment companies under the 1940 Act and TEI Fund will be registered as an investment company under the 1940 Act, the underlying assets of TEI Fund will not be considered to be “plan assets” of the Plans investing in TEI Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or Code Section 4975 prohibited transaction rules.  Thus, the Manager or the Sub-Adviser will not be a fiduciary within the meaning of ERISA or Section 4975 with respect to the assets of any Plan that becomes a Member of TEI Fund, solely as a result of the Plan’s investment in TEI Fund.

The Board will require an ERISA Plan proposing to invest in TEI Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand TEI Fund’s investment objective, policies, and strategies, that the decision to invest plan assets in TEI Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan, and that the decision to invest plan assets in TEI Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Manager, the Sub-Adviser or one or more investment advisers of Hedge Funds in which TEI Fund invests through the Master Fund, or with other entities that are affiliated with the Manager, the Sub-Adviser or such investment advisers.  Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services.  ERISA prohibits ERISA Plan assets from being used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  ERISA Plan investors should consult with legal counsel to determine if participation in TEI Fund is a transaction that is prohibited by ERISA or the Code.  ERISA Plan fiduciaries will be required to represent that the decision to invest in TEI Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in TEI Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings.  Potential investors should consult with, and rely solely upon, their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

QUALIFIED INVESTORS

Each investor will be required to certify that the Units purchased are being acquired directly or indirectly for the account of a “Qualified Investor.”  A “Qualified Investor” must be all of the following: (a) a “U.S. person” for Federal  income tax purposes, (b) a tax-deferred or tax-exempt entity for Federal tax purposes and (c) a “qualified client” under  Federal  securities law.  The categories of Qualified Investors are set forth in the investor certification that each investor must sign in order to invest initially or additionally in TEI Fund, a form of which appears as Appendix A to this Prospectus.

A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986, as amended (the “Code”)); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

A tax-deferred or tax-exempt entity includes (1) a pension, profit-sharing, or other employee benefit trust exempt from taxation under Section 501(a) of the Code by reason of qualification under Section 401 of the Code; (2) an employee benefit plan or other program established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) a deferred compensation plan established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) a foundation, endowment and other exempt organization under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) an individual retirement account (“IRA”) (including a regular IRA, a spousal IRA for a non-working spouse, a Roth IRA and a rollover IRA) and a 403(b)(7) Plan; and (6) a state college or university.

Qualified Investors (as defined below under “Qualified Investors”)), generally are exempt from U.S. Federal income tax except to the extent that they have UBTI.  UBTI is income in excess of $1,000 (U.S.) from a trade or business that is not sufficiently related to the performance of the functions for which the entity was granted tax-exempt status.  A tax-exempt investor should consult with, and rely solely upon, tax adviser about UBTI before purchasing Units.  It will be the responsibility of any tax-exempt investor investing in TEI Fund to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto if required.

Existing Members who purchase additional Units will be required to meet TEI Fund’s eligibility criteria at the time of the additional purchase.  Any transferee of Units must satisfy TEI Fund’s eligibility criteria at the time of transfer.  See “Transfers of Units.”

INVESTOR SUITABILITY

An investment in TEI Fund involves a considerable amount of risk.  It is possible that you may lose some or all of your money.  Before making an investment decision, among other things, you should: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs.  An investment in TEI Fund is unlikely to be suitable for charitable remainder trusts and may also be the only money that you can afford to lose, and you should not invest money in TEI Fund to which you will need access in the short-term or on a frequent basis.  In addition, you should be aware of how TEI Fund’s investment strategies fit into your overall investment portfolio because TEI Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

GENERAL INFORMATION

DESCRIPTION OF TEI FUND

TEI Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company.  TEI Fund was established as a limited liability company under the laws of the State of Delaware on March 8, 2006.  On September 11, 2006 TEI Fund’s name was changed under Delaware law to Rochdale Core Alternative Strategies Fund TEI LLC.  TEI Fund has a limited operating history.  TEI Fund’s office is located at 570 Lexington Avenue, New York, New York 10022-6837

TEI Fund’s Prospectus and SAI are available upon request and without charge by writing to or calling: RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837, 1-800-245-9888.  The telephone number of TEI Fund also is 1-800-245-9888.

TEI Fund’s fiscal year ends on March 31.

FINANCIAL HIGHLIGHTS

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Financial Highlights

				Period from
				July 1, 2007
				(Commencement of
				Operations)
	Year Ended	Year Ended	Year Ended	through
TOTAL RETURN	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008
Total Return before incentive fee	6.69%	8.48%	(11.68%)	(5.11%)
Incentive fee	(0.09%)	(0.02%)	0.00%	0.00%
Total Return after incentive fee	6.60%	8.46%	(11.68%)	(5.11%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$37,924	$38,628	$32,633	$30,573
Portfolio Turnover	20.28%	20.91%	19.34%	1.39%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Net investment loss, before waivers/reimbursements or recoupment	(2.28%)	(2.41%)	(2.10%)	(2.36%)
Net investment loss, after waivers/reimbursements or recoupment	(2.33%)	(2.49%)	(2.13%)	(1.80%)

RATIO OF EXPENSES TO AVERAGE NET ASSETS, BEFORE
INCENTIVE FEE

Operating expenses, before waivers/reimbursements or recoupment	2.20%	2.17%	2.22%	2.81%
Operating expenses, after waivers/reimbursements or recoupment	2.25%	2.25%	2.25%	2.25%

RATIO OF EXPENSES TO AVERAGE NET ASSETS, NET OF WAIVERS
AND REIMBURSEMENTS AFTER INCENTIVE FEE

Operating expenses, after waivers and reimbursements or recoupment	2.25%	2.25%	2.25%	2.25%
Incentive fee	0.09%	0.02%	0.00%	0.00%
Total Operating expenses, after waivers/reimbursements or recoupment, after incentive fee	2.34%	2.27%	2.25%	2.25%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.  The total return for periods less than one year are not annualized.

Portfolio turnover represents the Master Fund's portfolio turnover for the periods above.  The ratios of net investment loss to average net assets and ratios of expenses to average net assets are annualized for periods of less than one year. The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

ADDITIONAL INFORMATION AND
SUMMARY OF THE OPERATING AGREEMENT

An investor in TEI Fund will be a Member of TEI Fund and his or her rights in TEI Fund will be established and governed by the Operating Agreement that is included as Appendix B to this Prospectus.  An investor and his or her advisors should carefully review the Operating Agreement, as each Member will agree to be bound by its terms and conditions.  The following is a summary description of additional items and of select provisions of the Operating Agreement that may not be described elsewhere in this Prospectus.  The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreement.

UNITS; MEMBERS

Persons who purchase Units will be Members of TEI Fund.  The Manager, the Sub-Adviser and affiliates may invest in TEI Fund, and to that extent will be Members of TEI Fund.  The Manager, the Sub-Adviser and affiliates may, but are under no obligation to invest in TEI Fund, and may subscribe for Units or have their Units repurchased by TEI Fund without notice to Members.  Any purchase or repurchase of Fund Units by the Manager, the Sub-Adviser or affiliates will occur only on TEI Fund’s terms and conditions as set forth in this Prospectus and TEI Fund’s SAI.

In addition, TEI Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Units offered in this Prospectus.

Persons to whom Units are transferred in accordance with the Operating Agreement will be Members of TEI Fund, subject to such person meeting any transferability requirements.  The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement.  By subscribing for a Unit, each Member agrees to indemnify and hold harmless TEI Fund, the Board, the Manager, the Sub-Adviser, each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

LIABILITY OF MEMBERS

Under the Operating Agreement, to the fullest extent permitted under applicable law, a Member shall not be liable for TEI Fund’s debts, obligations, or liabilities in any amount in excess of the account balance of such Member.  A Member, in the sole discretion of the Board, may be obligated to return to TEI Fund amounts distributed to the Member in accordance with the Operating Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of TEI Fund exceed the fair market value of TEI Fund’s assets.

DUTY OF CARE AND ARBITRATION

The Operating Agreement provides that the Board and the Manager (including certain of its affiliates, among others) shall not be liable to TEI Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.  The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board and the Manager (including certain of its affiliates, among others) by TEI Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of TEI Fund.  None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s account or for contributions by the Member to the capital of TEI Fund or by reason of any change in the Federal or state income tax laws applicable to TEI Fund or its investors.  The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board and the Manager (including certain of its affiliates, among others) for any liability (including liability under applicable Federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

Under the Operating Agreement, unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and  TEI Fund in connection with  TEI Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of the Operating Agreement or any other agreement, whether entered into prior to, on, or subsequent to the date of the Operating Agreement, to final arbitration and to waive the Member’s rights to seek remedies in court.

AMENDMENT OF THE OPERATING AGREEMENT

The Operating Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act.  However, certain amendments to the Operating Agreement involving accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by TEI Fund.

TERM, DISSOLUTION, AND LIQUIDATION

TEI Fund shall be dissolved:

•	upon the affirmative vote to dissolve TEI Fund by: (i) the Board; or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

•
if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Units for repurchase by TEI Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided, however, that a Member who intends to cause  TEI Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period;

•	as required by operation of law; or

•	as set forth in the Operating Agreement.

Upon the occurrence of any event of dissolution, the Board or the Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Manager to act as liquidator or is unable to perform this function) is charged with winding up the affairs of TEI Fund and liquidating its assets.  Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled “Capital Accounts and Allocations.”

Upon the liquidation of TEI Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of TEI Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts.  Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

TEI Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law.  TEI Fund anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Members will receive the estimated monthly net asset value of their percentage interest free of charge.

FISCAL YEAR

For accounting purposes, TEI Fund’s fiscal year is the 12-month period ending on March 31.  The 12-month period ending December 31 of each year will be the taxable year of TEI Fund.

ACCOUNTANTS AND LEGAL COUNSEL

The Board has selected O’Connor Davies Munns & Dobbins, LLP as the independent registered public accounting firm of TEI Fund.  The business address of O’Connor Davies Munns & Dobbins, LLP is 60 East 42nd Street, New York, NY 10165.

The law firm of Kleinberg, Kaplan, Wolff & Cohen, P.C., 551 Fifth Avenue, New York, New York 10176, serves as legal counsel to TEI Fund.

PRIVACY NOTICE

TEI Fund may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our Members or former Members without the Member’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold Units of TEI Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

TABLE OF CONTENTS OF SAI

Page

ADDITIONAL INVESTMENT POLICIES	3

FUNDAMENTAL POLICIES	3

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND
OPERATIONS OF TEI FUND AND THE MASTER FUND AND RELATED RISKS.	4

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF
HEDGE FUNDS AND RELATED RISKS	5

PORTFOLIO HOLDINGS INFORMATION	13

DIRECTORS AND OFFICERS	13

COMMITTEES OF THE BOARDS	15

OFFSHORE FUND	16

DIRECTOR OWNERSHIP OF SECURITIES	17

DIRECTORS COMPENSATION	17

LIQUIDITY REQUIREMENTS	18

CODE OF ETHICS	18

INVESTMENT MANAGEMENT AND OTHER SERVICES	19

PORTFOLIO MANAGERS	21

CONTROL PERSONS	23

PRINCIPAL HOLDERS	23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

CUSTODIAN AND ADMINISTRATOR	23

DISTRIBUTOR	24

CALCULATION OF FEES	24

LEGAL COUNSEL	24

PORTFOLIO TRANSACTIONS	24

PROXY VOTING PROCEDURES	24

TAX ASPECTS	25

FINANCIAL STATEMENTS OF TEI FUND	33

FINANCIAL STATEMENTS OF MASTER FUND	46

APPENDIX A	A-1

APPENDIX A

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC (“TEI FUND”)

FORM OF INVESTOR CERTIFICATION

I hereby certify that I am a “Qualified Investor,” which means that I am one of the following: (1) a pension, profit-sharing or other employee benefit trusts that is exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), by reason of qualification under Section 401 of the Code; (2) an employee benefit plan or other program established pursuant to Sections 403(b),  408(k) and 457 of the Code; (3) a deferred compensation plan established by a corporation,  partnership,  non-profit entity or state or local government, or government-sponsored program; (4) a foundation, endowment or other exempt organization under Section 501(c) of the Code (other than an organization exempt under Section 501(c)(1)); (5) an individual retirement account (“IRA”) (including a regular IRA, spousal IRA for a non-working spouse, Roth IRA and rollover IRA); or (6) a state college or university ((1) through (6) collectively, “Qualified Investors”).

As a Qualified Investor, I certify that I either (i) compensate a financial intermediary(ies) directly for services, or (ii) in the case that I am an institutional investor, invest directly through RIM Securities LLC (the “Distributor”).

I hereby also certify that at least one of the following categories (of Qualified Investor) describes me at the time that I am applying to purchase Units:

•	an employee benefit or deferred compensation plan or IRA (a “Plan”) that has a net worth in excess of $1.5 million (the “Net Worth Requirement”);

•	a participant-directed Plan and the person making the investment meets the Net Worth Requirement;

•	a tax-exempt organization or state college or university that meets the Net Worth Requirement.

I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the Prospectus of TEI Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in TEI Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in TEI Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify TEI Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by TEI Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the “Fiduciary”), I represent and warrant that I have considered the following with respect to the Plan’s investment in TEI Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary’s responsibilities under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”): (i) the fiduciary investment standards under ERISA in the context of the Plan’s particular circumstances;  (ii) the permissibility of an investment in TEI Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in TEI Fund and the fact that I will be unable to redeem the investment. However, TEI Fund may repurchase the investment at certain times and under certain conditions set forth in the Prospectus.

A-1

I understand that TEI Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in TEI Fund. I understand that an investment in TEI Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification,  and agree to indemnify RIM Securities LLC and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of  TEI Fund’s Limited  Liability  Company Agreement (the “Agreement”), including its Power of Attorney provisions, a form of which is set forth in Appendix C to the Prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

Signature: _____________________________
Name:
Date:

A-2

APPENDIX B

FORM OF ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY OPERATING AGREEMENT

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT of Rochdale Core Alternative Strategies Fund TEI LLC (“TEI Fund”) is made effective as of July 15, 2011, by the Manager (as defined below) and on behalf of each person reflected on the books of TEI Fund as a Member. Subsequently, this Agreement is effective with respect to each person hereinafter admitted to TEI Fund and reflected on the books of TEI Fund as a Member.

W I T N E S E T H:

WHEREAS, TEI Fund  heretofore has been formed under the name Rochdale Hedge Fund Strategies Fund as a limited liability company under the Delaware Act, pursuant to the Certificate executed, dated as of March 8, 2006, and filed by the Organizer with the Secretary of State of the State of Delaware on March 8, 2006;

WHEREAS, the name of TEI Fund was changed to Rochdale Core Alternative Strategies Fund TEI LLC  under the Delaware Act, pursuant to the Certificate of Amendment executed, dated as of September 11, 2006 and filed by the Organizer with the Secretary of State of the State of Delaware on September 11, 2006;

WHEREAS, the Organizational Member (as defined below) of TEI Fund entered into a Limited Liability Company Operating Agreement as of October 17, 2006 (the “Original Agreement”); and

WHEREAS, pursuant to Sections 8.1 and 8.2 of the Original Agreement the Board (as defined below) has determined to amend and restate the Original Agreement to modify the definition of the term Repurchase Valuation Date.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement:

1.1   ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

1.2   AFFILIATE means affiliated person as such term is defined in the 1940 Act, as hereinafter defined.

1.3   AGREEMENT means this Limited Liability Company Operating Agreement, as amended and/or restated from time to time.

1.4   BOARD means the Board of Directors established pursuant to Section 2.6 and each Director on the Board shall be deemed a “Manager” of TEI Fund within the meaning of the Delaware Act.

1.5   CERTIFICATE means the Certificate of Formation of TEI Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

1.6   CLASS means any class of limited liability company interests established by the Board from time to time.

1.7   CLOSING means the closing of a subscription to purchase a Share.

1.8   CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

1.9   CONFIDENTIAL INFORMATION shall have the meaning as set forth in Section 8.12(a).

1.10   DELAWARE ACT means the Delaware Limited Liability Company Act (6 DEL. Sections18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

1.11   DIRECTOR means each person who initially serves on the Board pursuant to Section 2.6 or who, from time to time, pursuant to this Agreement shall serve on the Board as indicated in the records of TEI Fund. Each Director shall be deemed a “Manager” of TEI Fund within the meaning of the Delaware Act.

1.12   FISCAL PERIOD means the period commencing on the initial Closing, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the day preceding any day as of which a contribution to TEI Fund is made pursuant to this Agreement;

(3)	the day as of which TEI Fund repurchases all or a portion of the Units of any Member pursuant to this Agreement;

(4)	any day as of which there is any distribution to a Member pursuant to this Agreement;

(5)	the date as of which TEI Fund terminates; or

(6)	any other date as established by the Board.

1.13   FISCAL YEAR, for accounting purposes, means the period commencing on the initial Closing and ending on March 31 and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for TEI Fund that is a permissible taxable year under the Code. For tax purposes, the 12-month period ending December 31 of each year will be TEI Fund’s taxable year.

1.14   FORM N-2 means TEI Fund’s Registration Statement on Form N-2 or any successive form filed with the Securities and Exchange Commission (“SEC”), as amended from time to time.

1.15   HEDGE FUNDS means unregistered hedge funds and/or registered investment companies in which the Master Fund  may invest, including a type of hedge fund investing in hedge funds.

1.16   INDEPENDENT DIRECTORS means those Directors who are not “interested persons” of TEI Fund as such term is defined in the 1940 Act.

1.17   INTEREST means the entire limited liability company interest (as defined in the Delaware Act) in TEI Fund  at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to this Agreement, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

1.18   INVESTMENT MANAGEMENT AGREEMENT means a separate written agreement between the Master Fund and the Manager pursuant to which the Manager performs certain investment advisory and supervisory services to the Master Fund.

1.19   INVESTMENT PERCENTAGE means a Member’s percentage ownership in TEI Fund determined by dividing the balance of the Member’s capital account as of the beginning of Fiscal Period by the sum of the balances of the capital accounts of all Members at such time.

1.20   MANAGER means the person who sponsors TEI Fund and at any particular time serves as the investment adviser, not a sub-investment adviser, to the Master Fund pursuant to a written agreement.

1.21   MANAGEMENT FEE means the fee paid to the Manager out of the Master Fund’s assets pursuant to an Investment Management Agreement, and indirectly debited against Members’ Accounts.

1.22   MASTER FUND means any master fund in a master-feeder structure as set forth in Section 8.10.

1.23   MEMBER means any person who shall have been admitted to TEI Fund as a Member or a substitute Member who is admitted to TEI Fund pursuant to this Agreement, in such person’s capacity as a Member until TEI Fund repurchases the entire Interest of such person as a Member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to any such person’s entire Interest as a Member pursuant to Section 4.4 hereof. The Members shall constitute a single class or group of Members.

1.24   NET ASSET VALUE means the total value of all assets of TEI Fund as valued pursuant to Section 7.3, less an amount equal to all accrued debts, liabilities, and obligations of TEI Fund, calculated before giving effect to any repurchase of Units.

1.25   NET PROFITS or NET LOSSES means the amount by which the net assets attributable to a Member’s capital account as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the net assets attributable to such Member’s capital account as of the commencement of the same Fiscal Period.

1.26   1940 ACT means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

1.27   1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

1.28   OFFERING PERIOD means the period beginning when TEI Fund commences the sale of Units.

1.29   OFFSHORE FUND means a fund organized as a limited duration company in the Cayman Islands (or as a similar entity in a similar non-United States jurisdiction), and any successor thereto, in which TEI Fund invests or plans to invest.

1.30   ORGANIZATIONAL EXPENSES means the expenses, including initial registration fees with the SEC, incurred by TEI Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Units.

1.31   ORGANIZATIONAL MEMBER means Garrett R. D’Alessandro and ORGANIZER means Thomas F. Konop.

1.32   PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization, or unincorporated organization.

1.33   PORTFOLIO MANAGERS means portfolio managers of the Hedge Funds in which TEI Fund invests directly or through the Master Fund, among which TEI Fund or the Master Fund deploys some or all of its assets.

1.34   REPURCHASE VALUATION DATE shall have the meaning set forth in Section 4.5.

1.35   SECURITIES means securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a) (36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies, or commodities, and any options thereon.

1.36   SECURITIES ACT means the Securities Act of 1933, as amended and any regulations promulgated thereunder.

1.37   SERIES means any series of limited liability company interests established by the Board relating to a distinct portfolio and having separate rights and powers with respect to the assets of TEI Fund allocated to such Series.

1.38   SUB-ADVISER means any investment adviser the Manager employs to perform sub-investment advisory services pursuant to a written agreement among such investment adviser, the Manager and/or the Master Fund.

1.39   TAX MATTERS MEMBER means the Member designated as “tax matters Member” of TEI Fund pursuant to Section 8.18 hereof.

1.40   TEI FUND means the limited liability company governed hereby; as such limited liability company may from time to time be constituted.

1.41   TRANSFER means the assignment, transfer, sale, or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

1.42   UNIT or UNITS means an interest of a Member in TEI Fund represented by a Contribution, with a net asset value determined from time to time thereafter as provided in Section 7.3.

1.43   VALUATION DATE means any date in which the Net Asset Value of TEI Fund is computed, as determined by the Board.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

2.1   FORMATION OF LIMITED LIABILITY COMPANY. The Organizer and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of  TEI Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which TEI Fund  shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of TEI Fund.

2.2   NAME. The initial name of TEI Fund shall be Rochdale Core Alternative Strategies Fund TEI LLC or such other name as the Board hereafter may adopt upon: (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act; and (ii) sending notice thereof to each Member. TEI Fund’s business may be conducted under the name of TEI Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

2.3   PRINCIPAL AND REGISTERED OFFICE. TEI Fund shall have its principal office at the principal office of the Manager, or at such other place designated from time to time by the Board. TEI Fund shall have its registered office in the State of Delaware at 3500 South DuPont Highway, Dover, Delaware 19901, County of Kent, and its registered agent at such address is STELLAR CORPORATE SERVICES LLC for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4   DURATION. The term of TEI Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue perpetually unless and until TEI Fund is dissolved pursuant to Section 5.1hereof.

2.5   BUSINESS OF TEI FUND. The business of TEI Fund is, without limitation, to purchase, sell, invest, and trade in Securities, both directly and through the purchase of limited partnership and other interests in the Hedge Funds and to engage in any financial or derivative transactions relating thereto or otherwise and to engage in such other activities and to exercise such rights and powers as permitted by limited liability companies under the Delaware Act. On behalf of TEI Fund, the officers of TEI Fund may execute, deliver, and perform all contracts, agreements, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out TEI Fund’s business and any amendments to any such contracts, agreements, and other undertakings, all without any further act, vote, or approval of any other person, notwithstanding any other provision of this Agreement.

2.6   THE BOARD.

(a)   Each Organizational Member shall serve as a Director on the initial Board as of October 17, 2006, until the proper designation of those persons first listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board, which agreement to be bound shall be effective as of the date of their acceptance of their appointment as Director. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of TEI Fund. The number of Directors shall be fixed from time to time by a written instrument signed by, or by resolution approved at a duly constituted meeting by vote of, a majority of the Board, provided however that the number of Directors shall at all times be at least one and no more than ten as determined, from time to time, by the Directors pursuant to this Agreement.

(b)   Each Director shall serve as a Director for the duration of the term of TEI Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, provided such appointment is in accordance with the 1940 Act. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so when required by the 1940 Act.

(c)   In the event that no Director remains to continue the business of TEI Fund, the Manager shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of TEI Fund and, if the business shall be continued, of electing the required number of Directors to the Board. If the Members shall determine at such meeting not to continue the business of TEI Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then TEI Fund shall be dissolved pursuant to Section 5.1 hereof and the assets of TEI Fund shall be liquidated and distributed pursuant to Section 5.2 hereof.

2.7   MEMBERS.

(a)   The Board may admit one or more Members at such times as the Board may determine. Members may be admitted to TEI Fund subject to the condition that each such Member execute an appropriate signature page of this Agreement, application, subscription agreement, or without such execution, if such Member orally, in writing, or by other action, including, but not limited to payment for Units, complies with the conditions for becoming a Member and pursuant to which such Member agrees to be bound by all the terms and provisions hereof. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board, in its sole and absolute discretion, may reject applications or subscription agreements for Units in TEI Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of TEI Fund to reflect the name and the contribution to the capital of TEI Fund of such additional Member. Such record of Members shall also set forth the number of Units that each Member holds. Each Organizational Member hereby is admitted as a Member on the date hereof.

(b)   If a Member is admitted to TEI Fund prior to the initial Closing, the Account of such Member shall be adjusted by any Net Profit or Net Loss allocable to such Member for the period through the initial Closing.

2.8   BOTH DIRECTORS AND MEMBERS. A Member may at the same time be a Director or a  Manager, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act and the 1940 Act. A Director need not be a Member.

2.9   ORGANIZATIONAL MEMBER AND THE ORGANIZER. Garrett R. D’Alessandro shall be the Organizational Member of TEI Fund and Thomas F. Konop shall be the Organizer of TEI Fund.

2.10   LIMITED LIABILITY. To the fullest extent permitted under applicable law, a Member shall not be liable for TEI Fund’s debts, obligations, or liabilities in any amount in excess of the Account balance of such Member. To the fullest extent permitted under applicable law, the Organizer of TEI Fund, the Managers and Directors shall not be liable for TEI Fund’s debts, obligations, and liabilities.

2.11   SERIES. TEI Fund may create one or more Series and/or classes from time to time. With respect to any Series established by TEI Fund, the following provisions shall apply:

(a)   separate and distinct records shall be maintained for each Series, and the assets associated with any such Series shall be held and accounted for separately from the other assets of TEI Fund or any other Series;

(b)   the debts, liabilities, and obligations incurred, contracted for, or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of TEI Fund generally or any other Series;

(c)   the Board, in its sole and absolute discretion, shall have authority to restrict allocations or transfers of Member Accounts to or from any Series; and

(d)   notwithstanding Section 18-215 of the Delaware Act, the failure of a Series to have any Member associated with it shall not be the basis for the dissolution of the Series and the winding up of its affairs unless in accordance with the provisions of Article VI.

ARTICLE III

MANAGEMENT

3.1   MANAGEMENT AND CONTROL.

(a)   Management and control of the business of TEI Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of TEI Fund and in its name, to exercise all rights, powers, and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of TEI Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind TEI Fund except within the scope of such Director’s authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein: (i) each Director shall be vested with the same powers, authority, and responsibilities on behalf of TEI Fund  as are customarily vested in each director of a Delaware corporation; and (ii) each Independent Director shall be vested with the same powers, authority, and responsibilities on behalf of TEI Fund  as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the 1940 Act. During any period in which TEI Fund shall have no Directors, the Manager shall continue to serve as the adviser to TEI Fund. The Directors may make contributions and own Units in TEI Fund.

(b)   Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction, or credit in a manner inconsistent with the treatment of such item by TEI Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by TEI Fund under any provisions of the Code or any other revenue laws.

(c)   Members shall have no right to participate in and shall take no part in the management or control of TEI Fund’s business, except to the extent specifically provided herein, and shall have no right, power, or authority to act for or bind TEI Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(d) The Board may delegate to any person, including officers of TEI Fund, any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.

3.2   ACTIONS BY THE BOARD.

(a)   Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person, which may include any means of communication that allows all Directors participating to hear each other simultaneously during the meeting, as permitted by the SEC and/or the 1940 Act, or, if in person attendance is not required by the 1940 Act, in person or by telephone); or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

(b)   The Board may designate from time to time a Chairperson who shall preside at all meetings. Meetings of the Board may be called by the Chairperson or any two Directors, and may be eld on such date and at such time and place, as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time, and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

(c)   The Board may designate from time to time agents and employees of TEI Fund, including without limitation employees of the Manager, who shall have the same powers and duties on behalf of TEI Fund  (including the power to bind TEI Fund ) as are customarily vested in officers of a Delaware corporation, and designate them as officers of TEI Fund

3.3   MEETINGS OF MEMBERS.

(a)   Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act: (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors; and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b)   Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Investment Percentage as of the record date for such meeting. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)   A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with TEI Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to TEI Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4   CUSTODY OF ASSETS OF TEI FUND. The physical possession of all funds, Securities, or other property of TEI Fund shall at all times, be held, controlled, and administered by one or more custodians retained by TEI Fund in accordance with the requirements of the 1940 Act.

3.5   OTHER ACTIVITIES OF MEMBERS AND DIRECTORS.

(a)   The Directors shall not be required to devote full time to the affairs of TEI Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b)   Any Member, Director, or Affiliate of the foregoing may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers, or agents of other companies, partners of any partnership, Members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

3.6   DUTY OF CARE.

(a)   A Director shall not be liable to TEI Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of the Director’s services under this Agreement, unless it shall be determined by final judicial decision in a court of competent jurisdiction on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Director’s office or as otherwise required by law.

(b)   A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to TEI Fund, any other Member, or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

3.7   INDEMNIFICATION.

(a)   To the fullest extent permitted by law, TEI Fund  shall, subject to Section 3.7(b) hereof, indemnify the Organizer, each Director (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), the Manager, and Tax Matters Member (including for this purpose each affiliate, Share holder, partner, Member, officer, director, principal, employee, or agent of the Manager, and the Tax Matters Member) and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Manager, or the Tax Matters Member (and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been the Organizer, a Director,  Manager, or the Tax Matters Member, as the case may be, of TEI Fund  or the past or present performance of services to TEI Fund  by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)   Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by TEI Fund  in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to TEI Fund  amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that: (i) such indemnitee shall provide security for such undertaking, (ii) TEI Fund  shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking; or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)   As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication or a decision on the merits by a court of competent jurisdiction, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to TEI Fund  or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if: (i) approved as in the best interests of TEI Fund  by vote of a majority of the Directors (excluding any Director who is seeking indemnification hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of TEI Fund  and that such indemnitee is not liable to TEI Fund  or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office; or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of TEI Fund  and that such indemnitee is not liable to TEI Fund  or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

(d)   Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits in a court of competent jurisdiction in any action, suit, investigation, or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to TEI Fund  or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of TEI Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 TEI Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on TEI Fund (or any Member acting derivatively or otherwise on behalf of TEI Fund or its Members).

(e)   An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 as to which he, she, or it may otherwise be entitled except out of the assets of TEI Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)   The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of TEI Fund  to purchase and maintain liability insurance on behalf of any Director or other person.

3.8   FEES, EXPENSES, AND REIMBURSEMENT.

(a)   So long as the Manager and/or the Sub-Adviser (or each entity’s affiliates) provides management services to TEI Fund, it shall be entitled to receive fees for such services as may be agreed to by the Manager, the Sub-Adviser and TEI Fund pursuant to an Investment Management Agreement and/or Sub-Investment Management Agreement, provided however, the Board has approved such agreement and fees. The Management and Incentive Fees will be computed based on the Account of each Member as of the end of business on the last business day of each month, after adjustment for any subscriptions effective on such date and before giving effect to any repurchase of Units effective as of such date. The Manager and/or Sub-Adviser may waive or reduce the Management and/or Incentive Fee calculated with respect to, and deducted from, the Account of any Member and may pay all or part of the Management Fee and/or Incentive Fee to third parties for services rendered in connection with the placement of Units.

(b)   The Board may cause TEI Fund to compensate each Independent Director for his or her services hereunder. In addition, TEI Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c)   TEI Fund shall bear all of its own operating expenses incurred in the business of TEI Fund other than those specifically required to be borne by the Manager or another party pursuant to a separate written agreement with TEI Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by TEI Fund include, but are not limited to, the following:

(1)
all costs and expenses related to portfolio transactions and positions for TEI Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and indirect expenses from investments in Hedge Funds;

(2)	all costs and expenses associated with the organization, operation, and registration of TEI Fund, offering costs, and the costs of compliance with any applicable Federal or state laws;

(3)
the costs and expenses of holding meetings of the Board and any meetings of Members that are regularly scheduled, permitted, or are required to be held by this Agreement, the 1940 Act, or other applicable law;

(4)
fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors, and other consultants and professionals engaged on behalf of TEI Fund to assist in connection with its operations;

(5)	the costs of a fidelity bond and any liability insurance obtained on behalf of TEI Fund, the Manager, or the Directors;

(6)	any fees payable to the Manager;

(7)
all costs and expenses associated with the organization of any subsidiary vehicle deemed necessary for the investment operations of TEI Fund, or with the operation of TEI Fund as a master-feeder structure as contemplated by Section 7.10 hereof;

(8)	all costs and expenses of preparing, printing, and distributing reports and other communications to Members;

(9)	the fees of custodians, transfer agents, and other persons providing administrative services to TEI Fund;

(10)	all expenses in computing the net asset value of TEI Fund and the Units, including any equipment or services obtained for such purposes;

(11)	administrative and Member service fees incurred by TEI Fund will be allocated among its various classes based on the net asset value of TEI Fund attributable to each such class; and

(12)	such other types of expenses as may be approved from time to time by the Board.

(13)	The Manager shall be entitled to reimbursement from TEI Fund for any of the above expenses that it pays on behalf of TEI Fund.

(d)   Subject to procuring any required regulatory approvals, TEI Fund from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner, managing member, or investment adviser, may purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

ARTICLE IV

TERMINATION OF STATUS OF MANAGER AND DIRECTORS;
TRANSFERS, REPURCHASES, AND REDEMPTIONS

4.1   TERMINATION OF STATUS OF THE MANAGER. The status of the Manager shall terminate if the Investment Management Agreement with the Manager terminates and the Master Fund does not enter into a new Investment Management Agreement with the Manager pursuant to the Advisers Act and 1940 Act.

4.2   TERMINATION OF STATUS OF A DIRECTOR. The status of a Director shall terminate if the Director: (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days’ prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law, or make an assignment for the benefit of creditors; or (vii) shall have a receiver appointed to administer the property or affairs of such Director.

4.3   REMOVAL OF THE DIRECTORS. Any Director may be removed by: (i) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal or vote; or (ii) the vote or written consent of Member holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.4   TRANSFER OF UNITS OF MEMBER.

(a)   Units held by a Member may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of such Member; or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld for any reason in its sole and absolute discretion). If any transferee does not meet such investor eligibility requirements, TEI Fund reserves the right to redeem its Units. If the Board does not consent to a transfer by operation of law, TEI Fund shall redeem the Units from the Member’s successor. Any transfer must comply with the Securities Act. The Board generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities); or (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, and children). The foregoing permitted transferees will not be allowed to become substituted Member without the consent of the Board, which may be withheld in its sole and absolute discretion. Each transferring Member and transferee agrees to pay all expenses, including, but not limited, to attorneys’ and accountants’ fees, incurred by TEI Fund in connection with any transfer.

(b)   By subscribing for Units, each Member agrees to indemnify and hold harmless TEI Fund, the Board, the Manager, or each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of this Section 4.4 or any misrepresentation made by that Member in connection with any such transfer.

(c)   Each transferring Member shall indemnify and hold harmless TEI Fund, the Board, the Manager, or each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from: (i) any transfer made by such Member in violation of this Section 4.4; and (ii) any misrepresentation by such Member in connection with any such transfer.

4.5   REPURCHASE OF UNITS.

(a)   General. Except as otherwise provided in this Agreement, no Member or other person holding Units or portion thereof shall have the right to require TEI Fund to redeem its Units. The Board of TEI Fund, from time to time, and in its sole and absolute discretion, may determine to cause TEI Fund to offer to repurchase Units from Members, including the Manager, on such terms and conditions as set forth in this Agreement. However, TEI Fund shall not offer to repurchase Units on more than two occasions during any one Fiscal Year unless it has been advised by counsel to TEI Fund to the effect that more frequent offers would not cause any adverse tax consequences to TEI Fund or its Members. In accordance with the terms and conditions as are set forth in this Agreement, in determining whether to cause TEI Fund to repurchase Units pursuant to written requests by Members, the Board shall consider, among other things, the recommendation of the Manager and shall also consider the following factors, among others, in making such determination:

(1)	whether any Members have requested that TEI Fund repurchase their Units;

(2)	the liquidity of TEI Fund’s assets;

(3)	the investment plans and working capital requirements of TEI Fund;

(4)	the relative economies of scale with respect to the size of TEI Fund;

(5)	the history of TEI Fund in repurchasing Units;

(6)	the economic condition of the securities markets; or

(7)	the anticipated tax consequences of any proposed repurchases of Units.

(b)   Discretionary Repurchases. The Board shall cause TEI Fund to repurchase Units on terms fair to TEI Fund and to all Members or one or more classes of Members (including persons holding Units acquired from Members), as applicable, in the following manner:

(1)
The Board will provide written notice to Members when it has determined, in its sole and absolute discretion that TEI Fund will repurchase Units. Such notice will describe the terms of the repurchase offer, including:

(i)	the commencement date of the repurchase offer;

(ii)	the date on which repurchase requests must be received by TEI Fund (the “Repurchase Request Deadline”); and

(iii)	other information that Members should consider in deciding whether and how to participate in such repurchase opportunity.

(2)
Members must submit, in writing, requests for repurchase to TEI Fund or its designated agent. The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its sole and absolute discretion. TEI Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

(3)
Promptly after the Repurchase Request Deadline, TEI Fund will give to each Member whose Units have been accepted for repurchase a payment consisting of: (i) cash or a Promissory Note entitling the Member to be paid an amount equal to such percentage of the estimated value of the repurchased Units as may be determined by the TEI Fund Board as of the Repurchase Valuation Date (the “Initial Payment”); and, if determined to be appropriate by the TEI Fund Board or if the Initial Payment is less than 100% of the “estimated value of the repurchased Units”, (ii) a Promissory Note based upon the results of the annual audit of TEI Fund’s financial statements, i.e. the “Post-Audit Payment” as set forth below.

(4)
The Initial Payment may be in cash and equal to an amount up to 100% of the estimated value of the repurchased Units, and shall be determined as of the effective date of the repurchase (the “Repurchase Valuation Date”) when the “estimated value of the repurchased Units” is determined to equal the value of the Member’s Account or portion thereof based on the net asset value of TEI Fund’s assets after giving effect to all allocations to be made to the Member’s Account as of such date. The Repurchase Valuation Date is the last business day of the quarter that immediately follows the quarter in which the Repurchase Request Deadline occurs (which shall be at least 90 days after the Repurchase Request Deadline). Initial Payment amounts generally shall be calculated within 10 business days after the Repurchase Valuation Date in accordance with TEI Fund’s valuation procedures as adopted by TEI Fund’s Board. The Initial Payment will be made as of the later of (1) a date approximately, but no earlier than, 30 days after the Repurchase Valuation Date, or (2) if the Master Fund has requested withdrawals of its capital from any Hedge Funds in order to fund the repurchase of TEI Fund’s interests in the Master Fund (through the Offshore Fund), within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn from such Hedge Funds.

(5)
In the event that it is determined to be appropriate by the TEI Fund Board or if the Initial Payment is less than 100% of the estimated value of the repurchased Units, the second and final payment in respect of the Promissory Note (the “Post- Audit Payment”) will be in an amount equal to the excess, if any, of (1) the value of the repurchased Units, determined as of the Repurchase Valuation Date and based upon the results of the annual audit of TEI Fund’s financial statements for the year in which the Repurchase Valuation Date occurs, over (2) the Initial Payment. The Manager anticipates that the annual audit of TEI Fund’s financial statements will be completed within 60 days after the end of each Fiscal Year and that the Post-Audit Payment will be made promptly after the completion of the audit.

(6)	The Promissory Note shall be non-interest bearing and non-transferable.

(7)	Payment for Units accepted by TEI Fund for repurchase will be made in whole or in part in cash or securities of equivalent value.

(8)	TEI Fund may suspend or postpone any repurchase offer, by vote of a majority of the Board, including a majority of the Independent Directors, including but not limited to:

(i)	for any period during which an emergency exists as a result of which it is not reasonably practicable for TEI Fund to dispose of securities it owns or to determine the value of TEI Fund’s nets assets;

(ii)	for any other periods that the SEC permits by order for the protection of Members; or

(iii)	under such other unusual circumstances as the Board deems advisable for the benefit of TEI Fund and its Members.

(9)
The Board, in its sole and absolute discretion, shall determine the amount of Units to be repurchased, if any. If a greater number of Units is submitted for repurchase by Members as of the Repurchase Request Deadline than the repurchase offer amount, as determined by the Board in its sole and absolute discretion, TEI Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline. If the Board determines not to repurchase more than the repurchase offer amount or if Members submit for repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, TEI Fund shall repurchase the Units submitted for repurchase on a pro rata basis, disregarding fractions, according to the number of Units submitted for repurchase by each Member as of the Repurchase Request Deadline; provided, however, that this provision shall not prohibit TEI Fund from:

(i)
accepting all Units submitted for repurchase by Members who own, beneficially or of record, an aggregate of not more than a specified percentage of such Units and who submit for repurchase all their Units, before prorating Units submitted for repurchase by other Members; or

(ii)
accepting by lot Units submitted for repurchase by Members who offer all Units held by them or who, when submitting for repurchase their Units, elect to have either all or none or at least a minimum amount or none accepted, if TEI Fund first accepts all Units submitted for repurchase by Members who do not so elect.

(10)
The Board may, in its sole and absolute discretion, elect to impose charges on Members or other persons who submit their Units for repurchase. The Board may also, in its sole and absolute discretion, allocate to tendering Members withdrawal or similar charges imposed by Hedge Funds if TEI Fund has requested withdrawal of its capital from any Hedge Funds in order to fund the repurchase of Units and such charges were imposed on TEI Fund.

(11)	A Member who submits for repurchase only a portion of such Member’s Units shall be required to maintain an Account balance at least equal to $25,000.

(12)	The Manager may submit for repurchase its Units as a Member under Section 4.5 hereof.

(c)   Mandatory Redemptions. The Board may cause TEI Fund to redeem Units of a Member or any person acquiring Units thereof from or through a Member in the event that the Board determines or has reason to believe that, among other things:

(1)	such Units have been transferred or such Units have vested in any person by operation of law as a result of the death, dissolution, bankruptcy, or incompetence of a Member;

(2)
ownership of such Share by a Member or other person will cause TEI Fund to be in violation of, or require registration of any Units, or subject TEI Fund or the Manager to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

(3)
continued ownership of such Units may be harmful or injurious to the business or reputation of TEI Fund or the Manager, or may subject TEI Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

(5)	it would be in the best interests of TEI Fund, as determined by the Board in its sole and absolute discretion, for TEI Fund to redeem such Units.

ARTICLE V

CAPITAL

5.1   CONTRIBUTIONS TO CAPITAL

(a)   The minimum initial contribution of each Member to the capital of TEI Fund shall be such amount as the Board, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of TEI Fund upon acceptance as a contribution to the capital of TEI Fund. The Directors shall not be entitled to make contributions of capital to TEI Fund as Directors of TEI Fund, but may make contributions to the capital of TEI Fund as Members.

(b)   Members may make additional contributions to the capital of TEI Fund effective as of such times as the Board, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of TEI Fund. The minimum initial capital contribution of a Member to the capital of TEI Fund shall be such amount as the Board, in its sole discretion, may determine from time to time.

(c)   Initial and any additional contributions to the capital of TEI Fund by any Member shall be payable in cash, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2   RIGHTS OF MEMBERS TO CAPITAL

No Member shall be entitled to interest on any contribution to the capital of TEI Fund, nor shall any Member be entitled to the return of any capital of TEI Fund except as otherwise specifically provided herein, for example: (i) upon the repurchase by TEI Fund of a part or all of such Member’s Units pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.7 hereof or (iii) upon the liquidation of TEI Fund’s assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of TEI Fund’s property or to compel any sale or appraisal of TEI Fund’s assets.

5.3   CAPITAL ACCOUNTS

(a)   TEI Fund shall maintain a separate Capital Account for each Member. The aggregate Net Asset Value of each Member’s Units shall reflect the value of such Member’s Capital Account.

(b)   Each Member’s Capital Account shall have an initial balance equal to the amount of cash constituting such Member’s initial contribution to the capital of TEI Fund.

(c)   Each Member’s Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of TEI Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member’s Capital Account pursuant to Sections 5.4 and 5.5 hereof.

(d)   Each Member’s Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Units of such Member or distributions to such Member pursuant to Sections 4.5, 5.7 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 and 5.5 hereof.

5.4   ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS

As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentage for such Fiscal Period.

5.5   RESERVES

Appropriate reserves may be created, accrued, and charged against Net Assets for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that the Board, in its sole discretion, deems necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole discretion, deems necessary or appropriate.

5.6   TAX ALLOCATIONS

For each fiscal year, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.6 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in  conformity  with  Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the “qualified income offset” requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

Notwithstanding the preceding paragraph, in the event that TEI Fund repurchases a Member’s Units, the Board may, in its sole discretion, specially allocate items of Fund income and loss to that Member for tax purposes to reduce the amount, if any, by which that Member’s repurchase price exceeds or less than that Member’s tax basis for its Fund Units.

5.7   DISTRIBUTIONS

The Board, in its sole discretion, may authorize TEI Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members’ Unit ownership.

5.8   WITHHOLDING

(a)   The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

(b)   For purposes of this Agreement, any taxes so withheld by TEI Fund with respect to any amount distributed by TEI Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member’s Units shall pay to TEI Fund as a contribution to the capital of TEI Fund, upon demand of the Board, the amount of such excess.

(c)   The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify TEI Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

5.9   ALLOCATION OF ORGANIZATIONAL, OFFERING, AND CERTAIN OTHER EXPENSES.

Organizational Expenses and any other expenses in connection with offering Units of TEI Fund and/or any expenses related to or in connection with any transfer of Units and/or repurchasing Units pursuant to Section 4.5, shall generally be treated as expenses of TEI Fund included in the computation of Net Profit and/or Net Loss (except to the extent that the Manager or another party determines in its discretion that it will assume, reimburse, and/or waive such expense). The Board may alternatively choose to amortize such expenses over a period of time to be determined by the Board. The Board may also allocate organizational and offering expenses (on an Expense Allocation Date or on such other date chosen by the Board) among the Members in a manner that allocates such expenses to Members purchasing Units in one or more offerings of Units. The Board may also allocate expenses of any transfer of Units to either the transferor and/or transferee and expenses of any repurchase of Units may be allocated to the Members whose Units are repurchased.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

6.1   DISSOLUTION.

(a)   TEI Fund shall be dissolved at any time there are no Members, unless TEI Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve TEI Fund by: (i) the Board; or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

(2)	upon the failure of Members to elect a successor Board Member at a meeting called by the Manager in accordance with this Agreement when no Board member remains to continue the business of TEI Fund;

(3)
if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Units for repurchase by TEI Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided, however, that a Member who intends to cause TEI Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period; or

(4)	as required by operation of law.

Dissolution of TEI Fund shall be effective on the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board and Members may elect to continue the business of TEI Fund as provided herein, but TEI Fund shall not terminate until the assets of TEI Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2   LIQUIDATION OF ASSETS.

(a)   Upon the dissolution of TEI Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of TEI Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of TEI Fund. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall, subject to the Delaware Act, be distributed in the following manner:

(1)
in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of TEI Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of TEI Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities, or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(3)
the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b)   Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of TEI Fund, the Board or other liquidator may distribute ratably in kind any assets of TEI Fund; provided, however, that if any in-kind distribution is to be made: (i) the assets distributed in kind shall be valued pursuant to Section 6.3 as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above; and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

ARTICLE VII

ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

7.1   ACCOUNTING, REPORTS AND PRINCIPLES.

(a)   TEI Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of TEI Fund. TEI Fund’s accounts shall be maintained in U.S. currency.

(b)   After the end of each taxable year, TEI Fund shall furnish to each Member such information regarding the operation of TEI Fund and such Member’s Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal, state, or local law.

(c)   Except as otherwise required by the 1940 Act or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, TEI Fund shall furnish to each Member a semi-annual report containing the information required by the 1940 Act and an annual report containing the information required by the 1940 Act. TEI Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. TEI Fund may also furnish to each Member such other periodic reports, as it deems necessary or appropriate in its discretion.

(d)   TEI Fund is a closed-end management investment company registered under the 1940 Act and it intends to be treated as a partnership for Federal income tax purposes under the Code. Therefore, the Board shall be guided: (1) by the applicable recommendations and standards for financial statements, accounting and reporting relating to such a company contained in the current audit and accounting guide that is incorporated herein by reference and entitled “Audits of Investment Companies”, as changed and published from time to time, by the American Institute of Certified Public Accountants; and (2) by TEI Fund’s independent public accountants.

7.2   DETERMINATIONS BY THE BOARD.

(a)   All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to this Agreement, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Manager pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)   The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss, or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of TEI Fund and the intended allocation thereof among the Members.

7.3   VALUATION OF ASSETS.

(a)   Valuation of Securities and other assets shall be made by the Board in accordance with the requirements of the 1940 Act and the valuation procedures adopted by the Board.

(b)   The net asset value of each capital account as of any date shall equal the Net Asset Value of TEI Fund, determined as provided in Section 7.3(a), multiplied by each Member’s Investment Percentage.

(c)   The value of Securities and other assets of TEI Fund and the net worth of TEI Fund as a whole and the Units determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1   AMENDMENT OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT.

(a)   Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of: (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act); or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of TEI Fund.

(b)   Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of TEI Fund;

(2)	reduce the Account of a Member; or

(3)
modify the events causing the dissolution of TEI Fund  may be made only if: (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof; or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to offer his or her entire Interest for repurchase by TEI Fund.

(c)   The power of the Board to amend this Agreement at any time without the consent of the Members may include, but is not limited to:

(1)	restate this Agreement together with any amendments hereto that have been duly adopted in accordance with this Agreement to incorporate such amendments in a single, integrated document;

(2)
amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

(3)
amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to TEI Fund, to assure TEI Fund’s continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership.

(d)   The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (ii) of Section 8.1(a) hereof) to each Member, which notice shall set forth: (i) the text of the proposed amendment; or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2   SPECIAL POWER OF ATTORNEY.

(a)   Each Member hereby irrevocably makes, constitutes, and appoints each Director, acting severally, and any liquidator of TEI Fund’s assets appointed pursuant to Section6.2 with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place, and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

(1)	any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)
all other such instruments, documents, and certificates that, in the opinion of legal counsel to TEI Fund, from time to time may be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which TEI Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of TEI Fund as a limited liability company under the Delaware Act.

(b)   Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to TEI Fund without such Member’s consent. If an amendment to the Certificate or this Agreement or any action by or with respect to TEI Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of TEI Fund.

(c)   This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Director, acting severally, and any liquidator of TEI Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether TEI Fund, the Board, or any liquidator shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member’s Interest, except that where the transferee thereof has been approved by the Board for admission to TEI Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge, and file any instrument necessary to effect such substitution.

8.3   NOTICES. Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopy, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, or, if to TEI Fund, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopy, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of TEI Fund (or to such other addresses as may be designated by any party hereto by notice addressed to TEI Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to TEI Fund ). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopy, telegraphic, electronic, or other means of written communication. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

If any notice addressed to a Member at the address of that Member appearing on the books and records of TEI Fund is returned to TEI Fund marked to indicate that such notice is unable to be delivered to the Member at that address, all future notices or reports shall be deemed to have been duly given without further mailing if such future notices or reports shall be kept available to the Member, upon written demand of the Member, at the principal executive office of TEI Fund for a period of one year from the date of the giving of the notice.

8.4   AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

8.5   APPLICABILITY OF 1940 ACT AND FORM N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of TEI Fund’s business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2 subject to any exemptive relief obtained thereunder relating to TEI Fund.

8.6   CHOICE OF LAW; ARBITRATION.

(a)   Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of the State of Delaware.

(b)   Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and TEI Fund in connection with TEI Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of this or any other agreement, whether entered into prior to, on, or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)     All controversies that may arise among Members and one or more Members and TEI Fund concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the “NYSE”) or the Financial Industry Regulatory Authority, Inc. (“FINRA”), as the Member or entity instituting the arbitration may elect. If the NYSE or FINRA does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon the Member.

(d)   No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a Member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

8.7   NOT FOR BENEFIT OF CREDITORS. The provisions of this Agreement are intended only for the regulation of relations among past, present, and future Members (including the Manager), Directors, and TEI Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8   CONSENTS. Any and all consents, agreements, or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of TEI Fund.

8.9   MERGER AND CONSOLIDATION.

(a)   TEI Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)   Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement; (ii) effect the adoption of a new limited liability company operating agreement for TEI Fund if it is the surviving or resulting limited liability company in the merger or consolidation; or (iii) provide that the limited liability company operating agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company operating agreement of the surviving or resulting limited liability company.

8.10   MASTER-FEEDER STRUCTURE. TEI Fund may, at the discretion of the Board, as may be permitted by the 1940 Act, and upon the resolution of a majority of the then Directors, operate as a master-feeder structure or change an existing master-feeder structure, in which the feeder fund invests all of its assets into a master fund, rather than making investments in securities directly. Existing or created Series of TEI Fund may either become feeders into a master fund, or themselves become master funds into which other funds may be feeders.

8.11   PRONOUNS. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or persons, firm, or corporation may require in the context thereof.

8.12   CONFIDENTIALITY.

(a)   A Member may obtain from TEI Fund, for any purpose reasonably related to the Member’s Interest, certain confidential information regarding the business affairs or assets of TEI Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board (the “Confidential Information”).

(b)   Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other person the name or address (whether business, residence, or mailing) of any Member or any other Confidential Information without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.

(c)   Each Member recognizes that in the event that this Section 8.12 is breached by any Member or any of its principals, partners, Members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, trustees, officers, directors, employees, or agents, irreparable injury may result to the non-breaching Members and TEI Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and TEI Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or TEI Fund determines that any of the other Members or any of its principals, partners, Members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates’ principals, partners, Members, directors, officers, employees, or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

(d)   TEI Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information that the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of TEI Fund or could damage TEI Fund or its business or that TEI Fund is required by law or by agreement with a third party to keep confidential.

8.13   CERTIFICATION OF NON-FOREIGN STATUS. Each Member or transferee of an Interest from a Member that is admitted to TEI Fund in accordance with this Agreement shall certify, upon admission to TEI Fund and at such other time thereafter as the Board may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by TEI Fund, and shall notify TEI Fund within 30 days of any change in such Member’s status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

8.14   SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.15   ENTIRE AGREEMENT. This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

8.16   DISCRETION. To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision: (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting TEI Fund or the Members; or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

8.17   COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

8.18   TAX MATTERS MEMBER. The Manager will be the “tax matters Member” under the Code for TEI Fund or such other Member as may be designated by the Board.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.12.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

By:

/s/Garrett R. D’Alessandro*
Garrett R. D’Alessandro,
as Co-Chairman and on behalf
of each Member

/s/ Carl Acebes *
Carl Acebes, as Director

/s/Maxine C. Baretge*
Maxine C. Baretge, as Director

/s/Jerry Roland*
Jerry Roland, as Director

/s/Thomas J. Volpe*
Thomas J. Volpe, as Director

*By:/s/ Kurt Hawkesworth
      Kurt Hawkesworth,
      as attorney-in-fact
ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

INDIVIDUAL: ________________________________ (Signature)	PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST: ____________________________________ (Name of Entity)
________________________________ (Print Name)	____________________________________ (Signature of Authorized Person) ____________________________________ (Print Name and Title of Authorized Person)
________________________________ ________________________________ (Address)	____________________________________ ____________________________________ (Address of Entity)
________________________________ (Social Security Number)	____________________________________ (Taxpayer I.D. Number)
________________________________ (e-mail)	____________________________________ (e-mail)

SCHEDULE I

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

Signed:
(Name & address)	Date:

Signed:
(Name & address)	Date:

Signed:
(Name & address)	Date:

Signed:
(Name & address)	Date:

[back cover of Prospectus]

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

570 Lexington Avenue
New York, New York 10022-6837
A Management Type,
Non-Diversified, Closed-End
Investment Company

____________________________

20,000 UNITS OF LIMITED LIABILITY COMPANY INTEREST

____________________________

PROSPECTUS

____________________________

MANAGER Rochdale Investment Management LLC	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM O’Connor Davies Munns & Dobbins, LLP
SUB-ADVISER PineBridge Investments LLC	CUSTODIAN U.S. Bank, N.A
DISTRIBUTOR RIM Securities LLC	LEGAL COUNSEL Kleinberg, Kaplan, Wolff & Cohen, P.C.
ADMINISTRATOR U.S. Bancorp Fund Services, LLC	TRANSFER AND DISTRIBUTION DISBURSING AGENT U.S. Bancorp Fund Services, LLC

STATEMENT OF ADDITIONAL INFORMATION
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC
20,000 Units of Limited Liability Company Interest

1-800-245-9888

The investment objective and principal investment strategies of Rochdale Core Alternative Strategies Fund TEI LLC (“TEI Fund”), Rochdale Core Alternative Strategies Fund (Cayman) LDC (the “Offshore Fund”) and Rochdale Core Alternative Strategies Master Fund, LLC (the “Master Fund”), as well as the principal risks associated with the Master Fund’s investment strategies, are set forth in the Prospectus. TEI Fund invests all or substantially all of its investable assets in the Offshore Fund, which in turn invests all or substantially all of its investable assets in the Master Fund, as set forth in the Prospectus for TEI Fund. Because the Offshore Fund is a pass-through entity and has no investment discretion of its own, discussion herein relating to the investment policies, practices, risks and operations of TEI Fund and the Master Fund should be read to include information regarding the Offshore Fund.

Units of TEI Fund are sold by RIM Securities LLC (“Distributor”), TEI Fund’s distributor, to clients and customers (including affiliates and correspondents) of Rochdale Investment Management LLC (“Rochdale” or the “Manager”), TEI Fund’s investment adviser, and to clients and customers of other organizations. TEI Fund’s Prospectus, which is dated September 13, 2011, provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of TEI Fund and the Master Fund. The SAI should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling TEI Fund at the telephone number listed above. This SAI is not an offer of TEI Fund for which an investor has not received the Prospectus. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in TEI Fund’s Prospectus.  The financial statements for TEI Fund are included in this SAI.

The date of this SAI and the related Prospectus is September 13, 2011.

1

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES	3
FUNDAMENTAL POLICIES	3
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND
OPERATIONS OF TEI FUND AND THE MASTER FUND AND RELATED RISKS.	4
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF
HEDGE FUNDS AND RELATED RISKS	5
PORTFOLIO HOLDINGS INFORMATION	13
DIRECTORS AND OFFICERS	13
COMMITTEES OF THE BOARDS	15
OFFSHORE FUND	16
DIRECTOR OWNERSHIP OF SECURITIES	17
DIRECTORS COMPENSATION	17
LIQUIDITY REQUIREMENTS	18
CODE OF ETHICS	18
INVESTMENT MANAGEMENT AND OTHER SERVICES	19
PORTFOLIO MANAGERS	21
CONTROL PERSONS	23
PRINCIPAL HOLDERS	23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
CUSTODIAN AND ADMINISTRATOR	23
DISTRIBUTOR	24
CALCULATION OF FEES	24
LEGAL COUNSEL	24
PORTFOLIO TRANSACTIONS	24
PROXY VOTING PROCEDURES	24
TAX ASPECTS	25
FINANCIAL STATEMENTS OF TEI FUND	33
FINANCIAL STATEMENTS OF MASTER FUND	46
APPENDIX A	A-1

2

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of TEI Fund and the Master Fund, as well as the principal risks associated with these investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Hedge Funds in which the Master Fund invests are not subject to TEI Fund’s and the Master Fund’s investment policies and may have different or contrary investment policies.

Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

FUNDAMENTAL POLICIES

TEI Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of TEI Fund (the “Units”), are listed below. The Offshore Fund and the Master Fund have substantially the same fundamental investment policies as TEI Fund and such policies cannot be changed without the approval of the Board of TEI Fund, in the case of the Offshore Fund, and a majority of the outstanding voting securities of the Master Fund, in the case of the Master Fund. Within the limits of these fundamental policies, TEI Fund’s management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of TEI Fund” means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of TEI Fund are present or represented by proxy; or (b) of more than 50% of the outstanding  voting securities of TEI Fund, whichever is less. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, TEI Fund and the Master Fund:

(1)
May borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
May not invest more than 25% of the value of its total assets in the securities of issuers in any single industry or group of industries, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Hedge Funds are not considered part of any industry. TEI Fund and the Master Fund may invest in Hedge Funds that may concentrate their assets in one or more industries.

(3)
May not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(4)
May not purchase or sell real estate, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(5)	May make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
May not purchase or sell physical commodities and commodity contracts, except that it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. TEI Fund and the Master Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

3

As an additional fundamental policy, TEI Fund may pursue its investment program through one or more subsidiary vehicles. The establishment of such vehicles and TEI Fund’s utilization thereof is wholly within the discretion of the Board.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF
TEI FUND AND THE MASTER FUND AND RELATED RISKS

TEMPORARY DEFENSIVE POSITIONS. TEI Fund will attempt to achieve its objective by investing substantially all of its investable assets in the Offshore Fund, which has the same investment objectives and policies as TEI Fund and the Master Fund. The Offshore Fund will in turn invest substantially all of its investable assets in the Master Fund. The Master Fund, in an attempt to respond to adverse market, economic, political, or other conditions, may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of money market funds, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Master Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the Sub-Adviser, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may result in a lower return than would have been obtained had the Master Fund adhered to its standard investment policies.

REPURCHASE AGREEMENTS. A Hedge Fund held by the Master Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Hedge Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Hedge Fund holds the security and is unrelated to the interest rate on the security. the Hedge Fund’s repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Hedge Fund  would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Hedge Fund. In such an event, the Hedge Fund  may incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, the Hedge Fund  may be subject to possible delays or restrictions on its ability to dispose of the underlying securities. Repurchase agreements are typically entered into for periods of one week or less. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

REVERSE REPURCHASE AGREEMENTS. A Hedge Fund held by the Master Fund may enter into reverse repurchase agreements, subject to the Hedge Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Hedge Fund  and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Hedge Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the investment portfolios of the Hedge Funds.

ILLIQUID SECURITIES. A Hedge Fund held by the Master Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the 1933 Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act. There may be no limit to the percentage of the Hedge Fund’s net assets that may be invested in illiquid securities.

The Master Fund’s investments in the Hedge Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund will typically have only limited rights to withdraw its investment in the Hedge Funds. The illiquidity of these interests may adversely affect the Master Fund if it sold such interests at an inopportune time.

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SECURITIES LOANS. A Hedge Fund owned by the Master Fund may lend securities from its portfolio to broker-dealers, institutional investors, or other persons, pursuant to securities lending agreements. During the period of the loan, the Hedge Fund will be entitled to payments of the interest, dividends or other distributions payable on the loaned securities. Additionally, the Hedge Fund will retain at least a portion of the interest earned on the investment of the collateral or a fee from the borrower or placing agent. However, the Hedge Fund generally will pay certain administrative and custodial fees in connection with each loan. Any loans of securities must be secured by collateral at least equal to 100% of the value of the loaned securities, marked to market on a daily basis. The Hedge Fund will generally receive collateral consisting of cash, U.S. government securities, letters of credit and other similar instruments. The Hedge Fund may experience a risk of loss if the other party to the transaction breaches the securities lending agreement with the Hedge Fund.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Hedge Fund is responsible for any loss that might result from its investment of the borrower’s collateral. Loans will only be made to firms deemed by the Hedge Fund Manager to be of good standing and will not be made unless, in the judgment of the Hedge Fund Manager, the consideration to be earned from such loans would justify the risk.

PAYMENT IN KIND FOR REPURCHASED UNITS. The Master Fund does not expect to distribute securities as payment for repurchased Units by TEI Fund except in unusual circumstances, such as in the unlikely event that TEI Fund’s making a cash payment would result in a material adverse effect on the Master Fund or on Members not requesting that their Units be repurchased by TEI Fund, or that the Master Fund has received distributions from Hedge Funds in the form of securities that are transferable via TEI Fund to the Members. In the event that the Master Fund makes such a distribution of securities through TEI Fund as payment for Units, Members will bear any risks of the distributed securities (see “Additional Information on Investment Techniques of Hedge Funds and Related Risks” below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

SUSPENSION OF OFFERINGS. Any offering of Units of TEI Fund may be suspended, in the Board’s sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF
HEDGE FUNDS AND RELATED RISKS

This section provides additional information about types of investments and investment techniques of Hedge Funds in which the Master Fund invests. Some or all of the Hedge Funds may make the investments described in this section. As there is no limit on the types of investments the Hedge Funds may make, however, this cannot be a comprehensive description. Any decision to invest in TEI Fund should take into account the possibility that the Hedge Funds held by the Master Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

EQUITY SECURITIES. A Hedge Fund’s portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. A Hedge Fund also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary receipts relating to foreign securities, or foreign currency transactions are described below in this section under the sub-heading “Foreign Securities” or “Foreign Currency Transactions.” Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

A Hedge Fund may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. These may also trade in the over the counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

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Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Hedge Fund is called for redemption, the Hedge Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Any of these actions could have an adverse effect on a Hedge Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Master Fund and TEI Fund.

FIXED-INCOME SECURITIES. A Hedge Fund may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

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A Hedge Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (commonly referred to as “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. For a description of debt ratings, see Appendix A. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer a higher yield than available from investment grade issues, but involve greater risk. The returns of non-investment grade debt securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

FOREIGN SECURITIES. A Hedge Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest directly or through ADRs, European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”) (collectively, “depositary receipts”) in other securities of foreign issuers. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States.

Investment income received by a Hedge Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Hedge Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Hedge Fund’s assets to be invested within various countries is not known.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract (“forward currency contract”) is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Hedge Fund might typically enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

A Hedge Fund may enter into a forward currency contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward currency contract would approximate the value of some or all of the Hedge Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, a Hedge Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

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Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for a Hedge Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Hedge Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Hedge Fund is obligated to deliver. If a Hedge Fund retains the portfolio security and engages in offsetting transactions, the Hedge Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Hedge Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Hedge Fund entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Hedge Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Hedge Fund will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they tend to limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may adversely affect a Hedge Fund’s returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Hedge Fund at one rate, while offering a lesser rate of exchange should the Hedge Fund desire to resell that currency to the dealer.

SHORT SALES. A Hedge Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities, or take advantage of an anticipated market decline, through short sales of securities that the Hedge Fund believes possess volatility characteristics similar to those being hedged. In addition, a Hedge Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, a Hedge Fund may “short” a security of a company if, in its investment adviser’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Certain Hedge Funds may consider short selling to be a significant part of their investment strategy.

To affect a short sale, a Hedge Fund would borrow a security from a brokerage firm to make delivery to the buyer. The Hedge Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Hedge Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Hedge Fund’s portfolio, which, in turn, could result in losses to the Master Fund and TEI Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

A Hedge Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. The Hedge Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

DERIVATIVES. A Hedge Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. The Hedge Fund Manager may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Hedge Fund will succeed, or that a particular hedging instrument will be available for use by the Hedge Fund.

Options and Futures. A Hedge Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Hedge Fund’s portfolio bears the risk that the counter party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Hedge Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Hedge Fund also may include options on baskets of specific securities.

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A Hedge Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund owns the underlying security. The sale of such an option exposes the Hedge Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund’s books or with the Hedge Fund’s custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken. The sale of such an option exposes the Hedge Fund during the term of the option to a decline in price of the underlying security while depriving the Hedge Fund of the opportunity to invest the segregated assets.

A Hedge Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Hedge Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased, although the Hedge Fund would be entitled to exercise the option should it deem it advantageous to do so.

A Hedge Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Hedge Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Hedge Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Hedge Fund that could adversely affect the value of the Master Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Hedge Fund to substantial losses, which may result in losses to the Master Fund.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Hedge Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Hedge Fund also is subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

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A stock index future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Hedge Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Hedge Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

CALL AND PUT OPTIONS ON SECURITIES INDICES. A Hedge Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund of options on stock indexes will be subject to its investment adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

RIGHTS AND WARRANTS. A Hedge Fund may invest in common stock rights and warrants believed by the investment adviser to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Hedge Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Hedge Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Master Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

BANK LOANS AND PARTICIPATIONS. A Hedge Fund may invest, directly or through a private hedge fund, in bank loans or participations in bank loans (collectively, “bank loans”), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an “over-the-counter” market.

Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer’s shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, a Hedge Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

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Although a Hedge Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Hedge Fund’s investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Hedge Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be under collateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by a Hedge Fund, the Hedge Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may adversely affect the performance of the Master Fund. A Hedge Fund may invest in uncollateralized bank loans, which may involve a greater risk of loss.

The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that a Hedge Fund’s investment is in a bank loan acquired from another lender, the Hedge Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer’s obligation to the Hedge Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Hedge Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. Some or the entire bank loans held by a Hedge Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

SWAPS. A Hedge Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Hedge Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

INTEREST RATE SWAP. A Hedge Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

EQUITY INDEX SWAPS. A Hedge Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Hedge Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A Hedge Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

CURRENCY SWAPS. A Hedge Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, a Hedge Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and their currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its investment adviser is incorrect in its forecasts of market values and currency exchange rates, the Hedge Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Hedge Fund will have contractual remedies pursuant to the agreements related to the transaction.

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TOTAL RETURN SWAPS. A Hedge Fund may invest in total return swaps with appropriate counter parties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Hedge Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counter party.

Certain swap agreements into which a Hedge Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Hedge Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Hedge Fund is contractually obligated to make. If the other party to a swap defaults, the Hedge Fund’s risk of loss consists of the net amount of payments that the Hedge Fund contractually is entitled to receive.

DISTRESSED CREDITS. A Hedge Fund may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Hedge Fund of the security in respect to which such distribution was made.

BORROWING AND SENIOR SECURITIES. The majority of Hedge Funds engages in hedging and leverage to varying degrees. Hedging is a means of risk protection against loss due to adverse price fluctuations by buying or selling a futures contract or option to offset a present or anticipated position or transaction in the cash market. Leverage is borrowing to enhance return. Buying securities on margin is an example of leverage. The ability to borrow money to engage in securities transactions and to sell securities short (i.e. a sale of securities that requires borrowing equivalent securities to make delivery to the purchaser) are important to most Hedge Fund Managers.

Congress chose to limit, but not prohibit, the ability of investment companies, such as the Master Fund, to engage in leverage. Section 18 of the 1940 Act addresses leverage concerns by limiting the ability of the Master Fund to borrow and incur indebtedness. Under the 1940 Act, securities and related transactions in which the Master Fund is a borrower, or that involve indebtedness on the part of the Master Fund, are generally known as “senior securities”. Congress limited the ability of the Master Fund to engage in leverage by limiting its ability to issue senior securities. In practice, these restrictions (the “Asset Coverage Requirements” disclosed in the Prospectus) limit the amount of leverage in which the Master Fund may engage. Hedge Funds are not subject to these limitations. Therefore, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Hedge Funds. While the Master Fund will consider a Hedge Fund’s use of leverage as part of the process of selecting a Hedge Fund investment and will monitor this use of leverage, these functions will be subject to the impediments disclosed. For this reason and because Hedge Funds are not subject to the leverage limits mentioned above, TEI Fund investors should not expect compliance with the Asset Coverage Requirements by a Hedge Fund in the Master Fund’s portfolio.

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PORTFOLIO HOLDINGS INFORMATION

The Manager, TEI Fund and the Master Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to Members and third parties of information regarding the portfolio investments held by TEI Fund and the Master Fund. Disclosure of TEI Fund’s and the Master Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to TEI Fund’s Members and the Master Fund’s interest holders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Also, these reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

From time to time rating and ranking organizations may request complete portfolio holdings information in connection with rating TEI Fund and the Master Fund. TEI Fund and the Master Fund believe that these organizations have legitimate objectives in requesting such portfolio holdings information. To prevent such organizations from potentially misusing portfolio holdings information, TEI Fund and the Master Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of five to ten business days following the end of the quarter. In addition, the Manager, or its designee, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to such organizations, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of TEI Fund and the Master Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.

In addition, TEI Fund’s and the Master Fund’s service providers, including the administrator, legal counsel and auditors, may receive portfolio holdings information in connection with their services to TEI Fund and the Master Fund. Disclosure of TEI Fund’s and the Master Fund’s portfolio holdings information may be made only with prior written approval of either TEI Fund’s and the Master Fund’s President or their Chief Compliance Officer. In no event shall the Manager, its affiliates or employees, or TEI Fund or the Master Fund receive any direct or indirect compensation in connection with the disclosure of information about TEI Fund’s or the Master Fund’s portfolio holdings

DIRECTORS AND OFFICERS

The Board of TEI Fund (the “Board”) and the Board of the Master Fund (the “Master Fund’s Board”) currently consist of five members.  A majority of the members of the Board Master Fund’s Board are individuals who are not “interested persons” of TEI Fund or the Master Fund within the meaning of the 1940 Act; in the discussion that follows, these Board members are referred to as “Independent Directors.”  The Board’s Co-Chairmen are the founders and senior executives of the Master Fund’s investment advisor and are, therefore, “Interested Persons” of TEI Fund and the Master Fund for purposes of the 1940 Act.  Each Director serves until the election and qualification of his or her successor, unless the Director sooner resigns or is removed from office.

Day-to-day operations of TEI Fund and the Master Fund are the responsibility of TEI Fund’s and the Master Fund’s officers, each of whom is elected by, and serves at the pleasure of, the Board and the Master Fund’s Board.  The Board and the Master Fund’s Board is responsible for the overall supervision and management of the business and affairs of TEI Fund and the Master Fund, respectively.

The Directors’ overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of TEI Fund and the Master Fund is handled by the Board and the Master Fund’s Board as a whole and by the Board’s and the Master Fund’s Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Directors receive, in connection with each of the Board’s and the Master Fund’s Board’s regular quarterly meetings, regular reports from TEI Fund’s and the Master Fund’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of TEI Fund’s and the Master Fund’s net asset value per Unit.  The Trustees also receive reports, at least quarterly, from TEI Fund’s and the Master Fund’s Chief Compliance Officer or “CCO”.  These reports, together with presentations provided to the Board and the Master Fund’s Board at their regular meetings, are designed to keep the Board and the Master Fund’s Board informed with respect to the effectiveness of TEI Fund’s and the Master Fund’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on TEI Fund or the Master Fund are brought promptly to the attention of the Board and the Master Fund’s Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the full Board and Master Fund’s Board annually receive a report from TEI Fund’s and the Master Fund’s CCO and the full Board (and, at the discretion of the Independent Trustees, the Independent Trustees separately) meets with the CCO for the purpose of discussing the extent to which TEI Fund’s and the Master Fund’s overall compliance programs are reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, each of the Board and the Master Fund’s Board, and the Audit Committee (or, Audit Committee Chair) meet at least annually with TEI Fund’s and the Master Fund’s independent registered public accounting firm.  The overall small size of the Board and the Master Fund’s Board (with only four members) assures significant participation by every member, so that no separate role for a “lead” Independent Director has been deemed necessary.

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The Directors on the Board and the Master Fund’s Board are not required to contribute to the capital of TEI Fund or the Master Fund or to hold Units of TEI Fund or an interest in the Master Fund.

The identity of the Directors and officers of TEI Fund and the Master Fund and brief biographical information regarding each Director and officer during the past five years is set forth below.

Interested Directors and Officers
Name, Address and Age	Position(s) Held with TEI Fund, Master Fund & the RCAS Fund5	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Carl Acebes 570 Lexington Avenue New York, NY 10022 Date of birth: 8/27/46	Co-Chairman and Director	Indefinite term, since 2006	Chairman and Co-Chief Investment Officer of Rochdale Investment Management	12	*
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Date of birth: 11/27/57	Co-Chairman, Director, President and Secretary	Indefinite term, President and Secretary since 2006, Co-Chairman and Director since 2011	President, Chief Executive Officer and Co-Chief Investment Officer of Rochdale Investment Management	12	*
Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Date of birth: 9/13/71	Chief Compliance Officer	Indefinite term, since 2006	Senior Executive Vice President, Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

*  Mr. Acebes has been a director of Rochdale Structured Claims Fixed Income Fund LLC and Rochdale Alternative Total Return Fund, LLC; and a trustee of Rochdale Investment Trust and Rochdale International Trade Fixed Income Fund since the respective inception of each of the foregoing, and Mr. D'Alessandro has been a director or trustee of the foregoing since June 13, 2011.

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Independent Directors
Name, Address and Age	Position(s) Held with TEI Fund, Master Fund & the RCAS Fund5	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Date of birth: 7/21/58	Director	Indefinite term, since 2011	Chairman of the Board of Englewood Hospital and Medical Center	12	LaPolla Industries, Inc.;*
Susan Henshaw Jones 570 Lexington Avenue New York, NY 10022 Date of birth: 7/18/47	Director	Indefinite term, since 2011	President and Director of the Museum of the City of New York	12	Museum of the City of New York;*
Daniel A. Hanwacker Sr. 570 Lexington Avenue New York, NY 10022 Date of birth: 10/17/51	Director	Indefinite term, since 2011	CEO of Hanwacker Associates	12	*

*  Mr. Nadel has been a director of Rochdale Structured Claims Fixed Income Fund LLC and Rochdale Alternative Total Return Fund, LLC; and a trustee of Rochdale Investment Trust and Rochdale International Trade Fixed Income Fund since June 13, 2011, and Ms. Jones and Mr. Hanwacker have each been a director or trustee of the foregoing since August 12, 2011.

Taken as a whole, the Board and the Master Fund’s Board represent a broad range of business and investment experience, as well as professional skills.  Carl Acebes is the founder and Co-Chief Investment Officer of Rochdale Investment Management and has over 40 years of experience in the investment management field as an analyst, portfolio manager, chief investment officer and chief executive officer.  Garrett D’Alessandro is the President, Chief Executive Officer and Co-Chief Investment Officer of Rochdale Investment Management and has over 35 years of experience in the investment management field as an analyst, portfolio manager and chief executive officer.  Susan Jones was appointed as the President and Director of the Museum of the City of New York in 2003 and has been in this position on a full-time basis ever since. She has a career spanning banking, government, non-profit management, and manufacturing.  Daniel Hanwacker Sr. has been the CEO of Hanwacker Associates, an executive recruiting and consulting firm servicing the investment management industry since 2002. He also has extensive business experience in the finance industry, including service as a Chief Financial Officer.  Jay Nadel has been serving as Chairman of the Board of Englewood Hospital and Medical Center and the Englewood Healthcare System since 2006.  He was a certified public accountant and has over 30 years in the financial services field.

COMMITTEES OF THE BOARDS

The Board and the Master Fund’s Board (collectively, the “Boards”) have three standing committees as described below.

Audit Committee. The Audit Committee is responsible for advising the full Boards with respect to accounting, auditing and financial matters affecting TEI Fund and the Master Fund, respectively, and meets at least once annually. The three Independent Directors comprise the Audit Committee.  The Audit Committee held two meetings during the Fiscal year ended March 31, 2011.

5  “Fund” refers to Rochdale Core Alternative Strategies Fund LLC. See the “Structural Diagram”.

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Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not held any meetings during the last fiscal year. The three Independent Directors comprise the Nominating Committee. There are no policies in place regarding nominees recommended by Members or interest holders of the Master Fund.  The Nominating Committee did not hold any meetings during the Fiscal year ended March 31, 2011, but held a meeting in April 2011 in connection with the nomination of Mr. D’Alessandro to the Board.

Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of TEI Fund’s and the Master Fund’s securities and other investments, respectively; and (2) as required, when a full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee is comprised of Garrett D’Alessandro and Carl Acebes.  Ex Officio members are Edmund Towers, Kurt Hawkesworth and Gregg Giaquinto. The Valuation Committee did not hold any special meetings during the Fiscal year ended March 31, 2011.

OFFSHORE FUND

The Offshore Fund, as more fully described in the TEI Fund Prospectus, is not registered under the 1940 Act. The Offshore Fund serves as an intermediate entity through which TEI Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets.

The Offshore Fund serves as a blocker entity, as more fully discussed below regarding taxation, with the objective that UBTI generated by the investment activities of the Master Fund (and Hedge Funds) is not ultimately incurred by a Member. The Offshore Fund is organized under the laws of the Cayman Islands as a Limited Duration Company (“LDC”) and subject to the taxation provisions of the Cayman Islands as a corporation. An LDC organized in the Cayman Islands offers limited liability to its members. Such an entity generally may only carry on activities in the Cayman Islands in furtherance of its overseas (non-Cayman Islands) activities. The Offshore Fund has a limited duration of 30 years, as required by Cayman Island law, and has two members; TEI Fund, which serves as the managing member, and the Manager, which holds only a nominal non-voting interest in the Offshore Fund. It is anticipated that, upon expiration of the Offshore Fund’s duration, another entity substantially equivalent to Offshore Fund will be substituted. TEI Fund and the Manager have delegated all day-to-day management and general oversight responsibilities of the Offshore Fund to TEI Fund as the managing member. Therefore, all decisions involving the Offshore Fund effectively are controlled by TEI Fund’s Board. The Offshore Fund has no independent investment discretion or other decision-making capabilities, and serves for the benefit of TEI Fund and under the control of TEI Fund’s Board. The Offshore Fund has no members or investors other than TEI Fund and the Manager.

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DIRECTOR OWNERSHIP OF SECURITIES

The dollar range of equity securities owned by each Director is set forth below 6

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES OWNED IN TEI FUND AND THE MASTER FUND AS OF DECEMBER 31, 2010	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OWNED IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTORS IN FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2010

INDEPENDENT DIRECTORS

Jay C. Nadel	None	None
Susan Henshaw Jones	None	None
Daniel A. Hanwacker Sr.	None	None

DIRECTORS WHO ARE “INTERESTED PERSONS”

Carl Acebes	None	over $100,0007
Garett R. D’Alessandro	$50,001 to $100,000	over $100,0007

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

The table below provides information regarding the ownership by each Independent Director (and his immediate family members) of securities of the Manager or the Distributor, and the ownership of securities in an entity controlling, controlled by or under common control with the Manager or the Distributor (not including registered investment companies), as of December 31, 2011.

NAME OF DIRECTOR	NAME OF OWNERS AND RELATIONSHIP TO DIRECTOR	COMPANY	TITLE OF CLASS	VALUE OF SECURITIES	PERCENTAGE OF CLASS
Jay C. Nadel	N/A	N/A	N/A	$0	N/A
Susan Henshaw Jones	N/A	N/A	N/A	$0	N/A
Daniel A. Hanwacker Sr.	N/A	N/A	N/A	$0	N/A

DIRECTOR COMPENSATION

The Master Fund pays each Independent Director a fee of $500 per Board meeting (including, in the case of a telephonic Board meeting), plus an annual retainer of $3,000. In addition, the Master Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at such meetings. Each Independent Director who is a member of the Audit Committee and/or Nominating and Corporate Governance Committee receives a fee for each meeting attended. Other officers and Directors of TEI Fund and the Master Fund receive no compensation. No other compensation or retirement benefits are received by any Director or officer from TEI Fund and the Master Fund. No other entity affiliated with TEI Fund and the Master Fund pays any compensation to the Independent Directors.

6           The term “owned” used in the table above means beneficial ownership as determined in accordance with Rule 16a – 1(a) (2) under the Securities Exchange Act of 1934, as amended. The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

7           Carl Acebes is one of the primary owners of Rochdale Corporation, which owns shares in the family of investment companies in excess of $100,000.  Garrett D’Alessandro is the other primary owner of Rochdale Corporation, which owns shares in the family of investment companies in excess of $100,000.

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The following table summarizes compensation paid to the Directors of TEI Fund and the Master Fund, including Committee fees for the fiscal year ending March 31, 2011.

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM TEI FUND & MASTER FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TEI FUND, MASTER FUND AND FUND COMPLEX PAID TO DIRECTOR
Carl Acebes8	N/A	N/A	N/A	N/A
Garrett R. D’Alessandro	N/A	N/A	N/A	N/A
Jay C. Nadel9	N/A	N/A	N/A	N/A
Susan Henshaw Jones	N/A	N/A	N/A	N/A
Daniel A. Hanwacker Sr.	N/A	N/A	N/A	N/A

LIQUIDITY REQUIREMENTS

Neither TEI Fund’s nor the Master Fund’s portfolio is subject to any minimum liquidity requirement.

CODES OF ETHICS

TEI Fund, the Master Fund, the Manager, the Sub-Adviser and the Distributor each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of TEI Fund, the Master Fund, the Manager, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by TEI Fund and the Master Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Manager’s and the Sub-Adviser’s codes of ethics allow personnel to invest in securities for their own account, but require compliance with each code’s pre-clearance requirements and other restrictions including “blackout periods” and minimum holding periods, subject to limited exceptions.  The Manager’s code of ethics prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements. Performance Information Advertisements and sales literature relating to TEI Fund and the Master Fund and reports to Members may include quotations of investment performance. In these materials, TEI Fund’s and the Master Fund’s performance will normally be portrayed as the net return to an investor in TEI Fund and the Master Fund during each quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray TEI Fund’s and the Master Fund’s investment performance.

8           “Interested person” as defined in the 1940 Act of TEI Fund and the Master Fund. Mr. Acebes is Chairman and Co-Chief Investment Officer of the Master Fund’s investment adviser and Mr. D’Alessandro is the President, Chief Executive Officer and Co-Chief Investment Officer of the Master Fund’s investment adviser. As an interested person, each of Mr. Acebes and Mr. D’Alessandro receives no compensation from either TEI Fund or the Master Fund for his duties as a director or officer.
9           Each of Mr. Nadel, Ms. Jones and Mr. Hanwacker were appointed as directors during TEI Fund’s and the Master Fund’s current fiscal years.  TEI Fund’s and the Master Fund’s previous independent directors each earned aggregate compensation from TEI Fund and the Master Fund of $5,000 and total compensation from TEI Fund, Master Fund and Fund Complex of $17,000 during TEI Fund’s and the Master Fund’s most recently completed fiscal years.

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TEI Fund’s and the Master Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing TEI Fund and the Master Fund, may also be used to advertise or market TEI Fund and the Master Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of TEI Fund’s and the Master Fund s investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor’s 500, the Russell 2000, or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds), such as Hedge Fund Research Inc.’s HFRI Equity Hedge Index, or Venture Economics’ Private Equity Performance Index. Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in TEI Fund and the Master Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

THE MANAGER.

Under an investment management agreement (“Investment Management Agreement”) with TEI Fund, the Offshore Fund and the Master Fund, the Manager, a registered investment adviser, provides supervisory advisory services to the Master Fund, and related services to TEI Fund, the Offshore Fund and the Master Fund, including supervision of the Master Fund’s investment program. The Manager’s address is 570 Lexington Avenue, New York, New York 10022-6837.

Subject to general supervision of the Master Fund’s Board and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Manager provides the Master Fund with ongoing investment guidance, policy direction and monitoring of the Master Fund pursuant to the Investment Management Agreement.

The Manager is authorized, subject to the approval of the Board, (1) to retain and (2) to pay for from the Manager’s resources, the sub-adviser to provide any or all of the investment advisory services required to be provided to the Master Fund or to assist the Manager in providing these services, subject to the requirement that the Manager supervise the rendering of any such services to the Master Fund by the sub-adviser.

The Investment Management Agreement provides that the Manager will provide (either directly or through its delegate) investment advisory services, place portfolio transactions in accordance with the Master Fund’s registration statement, assist the Master Fund generally in the conduct of its business, maintain or cause to be maintained necessary books and records of the Master Fund, furnish office space for the Master Fund’s officers and employees, and render services on behalf of the Master Fund (not otherwise provided by third parties) necessary for the Master Fund’s operating as a closed-end investment company. Subject to the Board’s oversight, the Manager has agreed, among other things, to: make investment decisions and provide a program of continuous investment management for the Master Fund; prepare, obtain, evaluate, and make available to the Master Fund research and statistical data; obtain and evaluate information and advice relating to the economy, securities markets, and securities; buy, retain, and sell investments, securities, and cash; purchase and redeem securities of Hedge Funds; select brokers or dealers to execute transactions; provide on an ongoing evaluation of the Master Fund’s portfolio; determine or recommend the extent to which the Master Fund’s portfolio shall be invested, and what portion, if any, should be held uninvested; and maintain or cause to be maintained for the Master Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by another service provider of the Master Fund.

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Under the Investment Management Agreement, the Master Fund is responsible for other expenses, including fees payable to the Manager and to any consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage, and other communications expenses; taxes and governmental fees; fees, dues, and expenses incurred by the Master Fund or with respect to the Master Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Master Fund’s officers and employees; fees and expenses of the Master Fund’s administrator and any custodian, sub custodian, transfer agent, and registrar, or distribution disbursing agent or any other agent of the Master Fund; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any; expenses of preparing certificates and other expenses in connection with the issuance, offering, distribution, sale, or underwriting of securities issued by the Master Fund; expenses of registering or qualifying its issued securities for sale; expenses relating to investor and public relations; freight, insurance, and other charges in connection with the shipment of the Master Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Master Fund or of entering into other transactions or engaging in any investment practices with respect to the Master Fund; expenses of preparing and distributing prospectuses, SAIs, reports, notices, and distributions to Members; costs of stationery; costs of Members’ and other meetings; and litigation expenses.

In addition to being responsible for paying the sub-adviser retained by the Manager, the Manager is responsible for the payment of the compensation and expenses (including payroll taxes, if any) of all Directors, officers, and executive employees of TEI Fund and the Master Fund affiliated with the Manager and making available, without expense to TEI Fund and the Master Fund, the services of such Directors, officers, and employees as may duly be elected officers of TEI Fund and the Master Fund, subject to their individual consent to serve and to any limitations imposed by law. TEI Fund and the Master Fund are each responsible for the fees and expenses (specifically including travel expenses relating to each entity’s business) of its Independent Directors.

The Investment Management Agreement further provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by TEI Fund or the Master Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations and duties under such agreement. The Investment Management Agreement also provides that the Manager will allocate purchase and sale opportunities, which are suitable for more than one client of the Manager, in an equitable manner.

THE SUB-ADVISER.

As authorized by the Investment Management Agreement, the Sub-Adviser will be assigned responsibility for providing day-to-day investment advisory services to the Master Fund, subject to the supervision of the Manager and ultimately the Master Fund’s Board. The Sub-Adviser is primarily responsible for monitoring and evaluating Hedge Funds in the Master Fund’s portfolio and reallocation by terminating, reducing and/or selecting additional Hedge Funds. See “Investment Objective and Strategies –Investment Process” for a description of the relationship between the Manager and the Sub-Adviser and the resulting investment process.

Each of the Investment Management Agreement and the Sub-Investment Management Agreement remains in effect until December 31, 2011, and will continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Master Fund’s Board who are not parties to each Agreement or interested persons of any party to each Agreement, or of any entity regularly furnishing investment advisory services with respect to the Master Fund pursuant to an agreement with any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Master Fund’s Board or the holders of a majority of the outstanding voting securities of the Master Fund.

Each Agreement may be terminated at any time without penalty, on 60 days’ written notice, by the Master Fund’s Board, by vote of holders of a majority of the outstanding voting securities of the Master Fund, or by the Manager or the Sub-Adviser, as the case may be. Each Agreement will automatically be terminated in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of the Manager’s or the Sub-Adviser’s, as the case may be, business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager’s or the Sub-Adviser’s business, as the case may be, will not be deemed to be an assignment for the purposes of each Agreement.

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The Master Fund will pay an asset based fee to the Manager for its management services at an annual rate of 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of it issued securities. The fee is paid monthly. The Manager will pay a fee to the Sub-Adviser at a rate equal to 60% of the amount of the fee earned by the Manager pursuant to the Investment Management Agreement.

At the end of each Incentive Period (as described herein), TEI Fund will pay the Manager an Incentive Fee equal to 10% of each Member’s net profits in excess of (i) such Member’s Loss Carryforward Amount (as described herein) and (ii) the Preferred Return for such Incentive Period.

The Preferred Return is a non-cumulative, annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%. The Manager will pay to the Sub-Adviser 100% of the Incentive Fee.  To the extent that a capital contribution is made after the start of a calendar year or a repurchase of Units occurs prior to the end of the calendar year, the Preferred Return will be pro-rated accordingly.

The “Loss Carryforward Amount” for a Member commences at zero and, for each Incentive Period, is increased by the net losses allocated to such Member’s capital account for such Incentive Period or is reduced (but not below zero) by the net profits allocated to such Member’s capital account for such Incentive Period.

An “Incentive Period” with respect to a Member shall mean, in the case of the first Incentive Period, the period beginning on the date in which the Member’s capital account was opened and ending on the last day of the calendar year, and in the case of subsequent Incentive Periods, each calendar year; provided, further that in the case of a repurchase of a Unit (or portion thereof) on a repurchase date, the final Incentive Period for such Unit (or portion thereof) shall end on such repurchase date; and provided further that in the event that TEI Fund is terminated, the final Incentive Period for all Units shall end on the date of such termination.

A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s capital account.

PORTFOLIO MANAGERS

The following information supplements the information included in the Prospectus regarding the individual portfolio managers of the Manager for the Master Fund.

Carl Acebes also is a portfolio manager for each of the Rochdale Investment Trust’s seven investment portfolios (approximately $604 million in assets as of May 31, 2011). Mr. Acebes also is responsible for managing ninety-two other accounts with an aggregate total of approximately $49 million in assets as of May 31, 2011.  Mr. Acebes is not responsible for any other pooled investments. Mr. Acebes receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. Acebes owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Garrett D’Alessandro also is a portfolio manager for each of the Rochdale Investment Trust’s seven investment portfolios (approximately $604 million in assets as of May 31, 2011). Mr. D’Alessandro also is responsible for managing one hundred and eighty-eight other accounts with an aggregate total of approximately $315 million in assets as of May 31, 2011.  Mr. D’Alessandro is not responsible for any other pooled investments. Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. D’Alessandro owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

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The following information supplements the information included in the Prospectus regarding the individual portfolio managers of the Sub-Adviser for the Master Fund.

Other Accounts Managed by the Portfolio Managers of the Sub-Adviser for the Master Fund.

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”)), number of accounts, and total assets of the accounts for which each Portfolio Manager of the Sub-Adviser had day-to-day responsibilities as of March 31, 2011.

		No. of Accounts	Market Value
Robert Discolo	RIC	1	$59,101,549
	performance fee	1	$59,101,549
	OPI	29	$1,877,712,048
	performance fee	26	$1,817,766,901
	OA	4	$1,984,223,741
	performance fee	4	$1,984,223,741
Vinti Khanna	RIC	1	$58,565,869
	performance fee	1	$58,565,869
	OPI	28	$1,416,691,365
	performance fee	25	$1,356,746,218
	OA	4	$1,984,223,741
	performance fee	4	$1,984,223,741

Holdings

None of the Sub-Adviser portfolio managers listed above own shares of TEI Fund or the Master Fund.

Sub-Adviser Conflicts of Interest Disclosure

PineBridge Investments LLC (“PineBridge”) aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, PineBridge has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which PineBridge believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). PineBridge also monitors a variety of areas, including compliance with guidelines of the Master Fund and other accounts it manages and compliance with PineBridge’s Code of Ethics. Furthermore, PineBridge’s management periodically reviews the performance of a portfolio manager. Although PineBridge does not track the time a portfolio manager spends on a single portfolio, PineBridge does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts.

Sub-Adviser Compensation Disclosure

Compensation for PineBridge Investments portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager’s individual performance and the organizational performance of PineBridge. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager’s funds; (2) 20% is based on PineBridge’s profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures.

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CONTROL PERSONS

None.

PRINCIPAL HOLDERS

As of July 31, 2011, IRA fbo Jerry Roland, with an address of 33 Julia Court, Washington Township, NJ 07676, owned approximately 6.39% of the outstanding Units of TEI Fund.

As of July 31, 2011, IRA FBO Robert J Guttag Pershing LLC as Custodian, with an address of c/o Peggy Casper, 45 East 89th Street, #35E, New York, NY  10128, owned approximately 6.39% of the outstanding Units of TEI Fund.

As of July 31, 2011, no other person possessed sole or shared voting or investment power with respect to more than 5% of the outstanding Units of TEI Fund.

As of July 31, 2011, the Directors and officers of TEI Fund and the Master Fund, as a group, owned Units of TEI Fund with an aggregate value of approximately $2,698,662.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

O’Connor Davies Munns & Dobbins, LLP, located at 60 East 42nd Street, New York, NY 10165, has been selected as the independent registered public accounting firm for TEI Fund and in such capacity will audit TEI Fund’s annual financial statements and financial highlights. When available, TEI Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Members upon request to TEI Fund. Members may write to 570 Lexington Avenue, New York, New York 10022-6837 or call 1-800-245-9888.

CUSTODIAN AND ADMINISTRATOR

U.S. Bank, N.A (“Custodian”), whose principal business address is P.O. Box 1118, Mail Location CN-OH-W6TC, Cincinnati, Ohio 45201-1118, serves as the custodian of TEI Fund’s, the Offshore Fund’s, and the Master Fund’s assets, and may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board or the Master Fund’s Board. Assets of the Master Fund are not held by the Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. Pursuant to its agreement with TEI Fund, the Offshore Fund, and the Master Fund, the Custodian, among other things: opens and maintains separate accounts in the entity’s name; makes cash payments from the accounts for purposes set forth in the agreement; holds securities in accounts; releases and delivers or exchanges securities owned by the entity as set forth in the agreement; collects and receives for the account of entity all income, property, and similar items; settles purchased securities upon receipt; and furnishes to the entity periodic and special reports, statements, and other information.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for TEI Fund, the Offshore Fund and the Master Fund. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, Member reports and other regulatory reports or filings required of TEI Fund, the Offshore Fund and the Master Fund; prepare all required filings necessary to maintain each entity’s ability to sell issued securities in all states where each entity currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to each entity’s security holders; coordinate the preparation and payment of each entity’s related expenses; monitor and oversee the activities of each entity’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each entity’s expense accruals; and perform such additional services as may be agreed upon by each entity and the Administrator. For its services, the Administrator receives a fee as set forth under “Fees and Expenses -- Administrative Fee” in the Prospectus.

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DISTRIBUTOR

The Distributor, RIM Securities LLC., will act as distributor of the Units during the offering of the Units pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. TEI Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. TEI Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of TEI Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which TEI Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of TEI Fund’s prospectus, SAI, and any other sales material (and any supplements or amendments thereto) for existing Members.

The Distribution Agreement continues in effect for two years from the date of the Prospectus and from year to year thereafter, so long as such continuance is approved at least annually either (a) by a vote of the Board, including the Independent Directors who have no direct or indirect financial interest in the Distribution Agreement, or (b) by a “majority of the outstanding voting securities” of TEI Fund, as defined under the 1940 Act. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by TEI Fund or by the Distributor upon 60 days’ written notice. Termination by TEI Fund may be by vote of a majority of the Board, and a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of TEI Fund, as defined under the 1940 Act.

CALCULATION OF FEES

If, consistent with the provisions of the Operating Agreement and TEI Fund’s currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by TEI Fund that is based on TEI Fund’s net asset value, such fee will be computed on the basis of the value of TEI Fund’s net assets as last calculated.

LEGAL COUNSEL

Kleinberg, Kaplan, Wolff & Cohen, P.C., 551 Fifth Avenue, 18th Floor, New York, New York 10176, acts as counsel to TEI Fund and the Master Fund.

PORTFOLIO TRANSACTIONS

The Master Fund anticipates that many of its transactions will be effected directly with Hedge Funds and such transactions may not be subject to brokerage commissions. In some instances, however, the Master Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Hedge Funds or parties acting on behalf of or at the direction of Hedge Funds. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates, and other affiliates of the Master Fund.

PROXY VOTING PROCEDURES

Generally, voting rights will be limited or waived by the Manager in connection with investing in Hedge Funds as mentioned above. However, if voting is not limited or waived, the Manager will provide a voice on behalf of Members of TEI Fund. The Manager views the proxy voting process as an integral part of the relationship with the Master Fund. The Manager is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions, and ensure that proxies are submitted promptly. Therefore, the Master Fund delegates its authority to vote proxies to the Manager, subject to the supervision of the Board. The Master Fund’s proxy voting polices are summarized below.

Policies of the Master Fund’s Manager (to the extent voting rights are not waived).

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It is the Manager’s policy to vote all proxies received by the Master Fund in a timely manner. Upon receiving each proxy, the Manager will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Manager will consider information from a variety of sources in evaluating the issues presented in a proxy. The Manager generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Manager generally opposes proposals that clearly have the effect of restricting the ability of Members to realize the full potential value of their investment.

Conflicts of Interest

The Manager’s duty is to vote in the best interests of TEI Fund’s Members through the Master Fund. Therefore, in situations where there is a conflict of interest between the interests of the Manager and the interests of TEI Fund, the Manager will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, the Manager will vote in accordance with the guidelines;

2.
If the Manager believes it is in the best interest of TEI Fund and the Master Fund to depart from the guidelines provided, the Manager will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities;

3.
A client may direct the Manager in writing to forward all proxy matters in which the Manager has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Manager will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, the Manager will abstain from voting the securities.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-800-209-1967 or by accessing the SEC’s website at www.sec.gov.

TAX ASPECTS

INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, PROSPECTIVE INVESTORS ARE HEREBY NOTIFIED THAT (A) ANY DISCUSSION OF FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS SAI IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY PROSPECTIVE INVESTORS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE OFFERING DESCRIBED HEREIN; AND (C) EACH INVESTOR IS ADVISED TO CONSULT HIS OWN TAX ADVISOR CONCERNING HIS PARTICULAR CIRCUMSTANCES.

The following is a summary of certain aspects of the income taxation of TEI Fund, its Members, the Offshore Fund, and the Master Fund that should be considered by a prospective Member. TEI Fund has not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state, local, or foreign authority with respect to any of the tax issues affecting TEI Fund, but TEI Fund may, although it does not currently intend to, seek a ruling from the Service with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI Fund would be unrelated business taxable income (“UBTI”). Further, TEI Fund has not obtained an opinion of counsel with respect to any Federal tax issues or the characterization of TEI Fund as a partnership for Federal income tax purposes and the absence of UBTI, or with respect to any other Federal, state, local or foreign tax issues.

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This summary of certain aspects of the Federal income tax treatment of TEI Fund, its Members, the Offshore Fund, and the Master Fund is based upon the Code, judicial decisions, Treasury Regulations (the “Regulations”) and rulings in existence on the date hereof, all of which are subject to change, including retroactively. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in TEI Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors that are subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH, AND RELY SOLELY UPON, ITS OWN TAX ADVISORS IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN TEI FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of TEI Fund are consistent with their overall investment plans. Further, tax-exempt organizations should consider carefully the discussion of UBTI contained in this SAI. Prospective tax-exempt investors are urged to consult their own counsel and tax advisors regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

Classification of TEI Fund

Under the provisions of the Code and the Regulations, as in effect on the date of this SAI, as well as under the relevant authority interpreting the Code and the Regulations, TEI Fund intends to be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in TEI Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). TEI Fund may not be eligible for any of those safe harbors.

In particular, TEI Fund will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if TEI Fund has more than 100 Members. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for a safe harbor is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership’s status is examined under a general “facts and circumstances” test set forth in the Section 7704 Regulations. Under this “facts and circumstances” test, and based upon the anticipated operations of TEI Fund as well as the legislative history to Section 7704, and the text of the Section 7704 Regulations, TEI Fund intends that Units of TEI Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that TEI Fund will not be treated as a publicly traded partnership taxable as a corporation.  (It is also intended that the Master Fund will be classified as a partnership and will not be treated as a publicly traded partnership taxable as a corporation.)

None of the intentions of TEI Fund described above, however, is binding on the Service or the courts. If it were determined that TEI Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of TEI Fund would be subject to corporate income tax when recognized by TEI Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of TEI Fund; and Members would not be entitled to report profits or losses realized by TEI Fund.

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Classification of the Offshore Fund

The tax status of the Offshore Fund and its shareholders under the tax laws of the Cayman Islands and the United States is summarized below.  The summary is based on the assumption that the Offshore Fund is owned, managed and operated as contemplated and reflects  consideration of the fact that shares of the Offshore Fund will be held by TEI Fund and that Units in TEI Fund will be held by U.S. tax-exempt entities. The summary is considered to be a correct interpretation of existing laws as applied on the date of this Prospectus but no representation is made or intended by the Offshore Fund (i) that changes in such laws or their application or interpretation will not be made in the future, including retroactively, or (ii) that the Service will agree with the interpretation described below as applied to the method of operation of the Offshore Fund. Persons interested in subscribing for Units in TEI Fund should consult their own tax advisors with respect to the tax consequences, including the income tax consequences, if any, to them of the purchase, holding, redemption, sale or transfer of Units.

1.
The Offshore Fund is classified as an association taxable as a corporation for United States Federal income tax purposes.  It is intended that the Master Fund will be classified as a partnership for such purposes.

2.
The Offshore Fund generally will not be subject to taxation by the United States on net income or gain realized by the Master Fund from investing in stocks, securities, commodities or derivatives for a taxable year, provided that neither the Master Fund, including by reasons of investing in the underlying Hedge Funds, nor the Offshore Fund is engaged or deemed to be engaged in a U.S trade or business to which such income, gain or loss of the Master Fund or the Offshore Fund is treated as effectively connected.

If neither the Master Fund nor the Offshore Fund is engaged or deemed to be engaged in a U.S. trade or business, the Offshore Fund will not be subject to any U.S. Federal income tax on its capital gains, whether from sources within or outside the United States, except to the extent they are derived from securities that are classified as United States real property interests within the meaning of Section 897 of the Code. The Offshore Fund will, however, be subject to a U.S withholding tax at a 30% rate applicable to dividends and certain interest income and certain other income considered to be from sources within the United States. To maximize the availability of the exemption from such withholding for “portfolio interest,” the Offshore Fund will provide the Master Fund with a statement regarding the Offshore Fund’s foreign status on IRS Form W-8BEN or its equivalent.

An investment in the Master Fund should not cause the Offshore Fund to receive income that is “effectively connected” with a U.S. trade or business so long as (i) the Master Fund is not considered a dealer in stock, securities or commodities and does not regularly offer to enter into, assume or otherwise  terminate positions in derivatives with customers, (ii) the U.S. business activities of the Master Fund consist solely of trading stock, securities, commodities and derivatives for its own account (and in the case of commodities, is limited to trading in commodities of a kind customarily dealt in on an organized exchange in transactions of a kind customarily consummated at such place) and (iii) any entity treated as a partnership for U.S. Federal income tax purposes in which the Master Fund invests is also not deemed to be engaged in a U.S. trade or business. With respect to condition (iii), the Master Fund intends to use reasonable efforts to reduce or eliminate the extent to which it allocates investment assets to entities (such as Hedge Funds) treated as partnerships for U.S. Federal income tax purposes that are engaged or deemed to be engaged in a U.S. trade or business.

In the event that the Master Fund were found to be engaged in a U.S. trade or business during any taxable year, the Offshore Fund would be required to file a U.S. federal income tax return for such year on IRS Form 1120-F and pay tax at full U.S. rates on the portion of its income that is treated as effectively connected with such U.S. trade or business, and an additional 30% branch profits tax generally would be imposed. In addition, in such event, the Master Fund would be required to withhold such taxes from the income or gain allocable to the Offshore Fund under Section 1446 of the Code.

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Tax-Exempt Investors

Tax-exempt investors generally are exempt from U.S. Federal income tax except to the extent that they have UBTI. UBTI is income from a trade or business unrelated to the trade or business regularly carried on by a tax-exempt entity. In view of UBTI, a tax-exempt investor should consult with, and rely solely upon, its tax adviser before purchasing Units. It will be the responsibility of any tax-exempt investor investing in TEI Fund to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto if required.

Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers are excluded from UBTI so long as such income is not derived from debt-financed property. To the extent that the Master Fund holds property that constitutes  debt-financed  property (e.g., securities purchased generally on margin or possibly through other means of leverage) or property primarily for sale to customers (“dealer” property), income attributable to such property or activity would constitute UBTI. However, because the Offshore Fund is classified for U.S. income tax purposes as an association taxable as a corporation UBTI generally will not pass through or be deemed to pass through to its U.S. tax-exempt shareholders.

The Code provides two taxing regimes that have the effect of taxing U.S. persons currently on some or all of their pro rata share of the income of a foreign corporation, even though such income has not actually been distributed to them. These regimes involve the taxation of U.S. shareholders of (i) “passive foreign investment companies” (“PFICs”) and (ii) “controlled foreign corporations” (“CFCs”). Because all of the shares of the Offshore Fund will be held by TEI Fund, which is a U.S partnership for income tax purposes, the Offshore Fund will be considered a CFC for U.S. income tax purposes.  Because of the nature of its assets and income, the Offshore Fund will also be a PFIC.  Where income is taxable under both the PFIC rules and the CFC Subpart F rules, however, the CFC Subpart F rules are given precedence, and such income would be included in the shareholder’s income only under the CFC Subpart F rules.

A “U.S. shareholder” (as defined below) of a CFC generally must include in income currently its pro rata share of, among other things, the CFC’s “Subpart F income,” whether or not currently distributed to such shareholder. “Subpart F income” includes various types of passive types of investment income such as dividends, interest, gains from the sale of stock or securities, and gains from futures transactions in commodities. A “U.S. shareholder” is generally defined as any U.S. person (including a U.S. partnership) that owns (or, after the application of certain constructive stock ownership rules, is deemed to own) 10% or more of the total combined voting power of all classes of stock entitled to vote of the foreign corporation. A foreign corporation will be treated as a CFC if more than 50% of the stock of such foreign corporation, determined by reference to either vote or value, is owned (or, after the application of certain constructive stock ownership rules, is deemed to be owned) by “U.S. shareholders.” Because TEI Fund, a U.S. company, will own 100% of the stock of the Offshore Fund, the Offshore Fund will be treated as a CFC.

“Subpart F income” of a CFC that is currently taxed to a “U.S. shareholder” is not subject to tax again in its hands when actually distributed to such shareholder. Where income is taxable under both the PFIC rules and the CFC Subpart F, however, the CFC Subpart F rules are given precedence, and such income would be included in the shareholder’s income only under the CFC Subpart F rules.  In addition, a corporation will not be treated with respect to a shareholder as a PFIC during the “qualified portion” of such shareholder’s holding period with respect to stock in such corporation. Generally, the term “qualified portion” means the portion of the shareholder’s holding period during which the shareholder is a “U.S. shareholder” (as defined above) and the corporation is a CFC.

Under current law applicable to U.S. tax-exempt entities, income attributed from a CFC or PFIC to a tax-exempt entity is taxable to a tax-exempt entity only if the income attributed from the CFC or PFIC is taxable to the tax-exempt entity under the Code and regulations relating to particular categories of UBTI (for example, if the Offshore Fund were to generate certain insurance income as defined in Section 512(b)(17) of the Code including if a tax-exempt investor incurs indebtedness or is deemed to incur indebtedness with respect to its interest in TEI Fund). The Offshore Fund does not expect to generate UBTI of this type.

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Under the provisions of the Code and the Regulations, as in effect on the date of this SAI, as well as under the relevant authority interpreting the Code and the Regulations, TEI Fund intends that income of TEI Fund allocable to tax-exempt investors (subject to certain exceptions including if a tax exempt investor incurs indebtedness or is deemed to incur indebtedness with respect to its ownership of interest in TEI Fund) should not constitute UBTI. TEI Fund has not sought a ruling from the Service with respect to any of the tax issues affecting TEI Fund, but TEI Fund may decide in the future to seek a ruling with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI Fund would be UBTI.

The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. Further, certain types of tax-exempt entities under the Code, such as “charitable remainder trusts” that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs and PFICs in a manner similar to taxable investors. Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income. As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income. Charitable remainder unitrusts are also required to value their assets annually, and valuing TEI Fund’s interest in the Offshore Fund will be difficult. For these reasons, TEI Fund would not be an appropriate investment for charitable remainder trusts.

Cayman Islands

There are no income, corporation, capital gains or other taxes in effect in the Cayman Islands on the basis of present legislation. The Offshore Fund is an exempted company under Cayman Islands law and has applied for and received an undertaking from the Governor in Council of the Cayman Islands as to tax concessions pursuant to Section 6 of the Tax Concessions Law (1999 Revision) which provides that, for a period of 20 years from the date of issue of the undertaking, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits, income, gains or appreciation will apply to the Offshore Fund or its operations. No capital or stamp duties are levied in the Cayman Islands on the issue, transfer or redemption of shares. An annual registration fee will be payable by the Offshore Fund to the Cayman Islands government which will be calculated by reference to the nominal amount of its authorized capital.

Partnership Returns

Allocation of Profits and Losses. Under the Operating Agreement, TEI Fund’s net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by TEI Fund for Federal income tax purposes. The Operating Agreement provides that items of income, deduction, gain, loss or credit actually recognized by TEI Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of TEI Fund’s net capital appreciation or net capital depreciation allocated to each Member’s capital account for the current and prior fiscal years.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. (The Code mandates basis adjustments in certain circumstances even without a Section 754 election.) Under the Operating Agreement, at the request of a Member, the Board, in its sole discretion, may cause TEI Fund to make such an election. Any such election, once made, cannot be revoked without the Service’s consent. The actual effect of any such election may depend upon whether any Hedge Fund also makes such an election.  As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

29

The Board decides how to report the partnership items on TEI Fund’s tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which TEI Fund’s items have been reported. In the event the income tax returns of TEI Fund are audited by the Service, the tax treatment of TEI Fund’s income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the “Tax Matters Member,” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members.  In addition, the Tax Matters Member has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

A Member receiving a cash liquidating distribution from TEI Fund, in connection with a complete withdrawal from TEI Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member’s adjusted tax basis in its Units. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member’s contributions to TEI Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member’s allocable share of TEI Fund’s “unrealized receivables” exceeds the Member’s basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by TEI Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member’s adjusted tax basis in its Units.

So long as the income from TEI Fund is not considered UBTI, to a Member, withdrawals should also not be considered UBTI.

TAX TREATMENT OF PORTFOLIO INVESTMENTS

Tax Shelter Regulations. The Regulations require TEI Fund to complete and file Form 8886 (“Reportable Transaction Disclosure Statement”) with its tax return for each taxable year in which TEI Fund (including through the Offshore Fund, the Master Fund and the Hedge Funds) participates in a “reportable transaction.”

Additionally, each Member treated as participating in a reportable transaction of TEI Fund may be required to file Form 8886 with its tax return. TEI Fund and any such Member, respectively, may also be required to submit a copy of the completed form with the Internal Revenue Service’s Office of Tax Shelter Analysis. TEI Fund intends to notify the Members of any reportable transactions required to be reported on IRS Form 8886, “Reportable Transaction Disclosure Statement” and required to be filed with TEI Fund’s Federal income tax return. In addition, it intends to provide Form 8886 and such additional information that is required by each Member, during the same timeframe as the Form K-1, to complete and submit the Member’s Form 8886 and to comply with the Regulations. The Regulations also require “material advisors” to maintain investor lists with respect to “potentially abusive tax shelters.” The Regulations apply to a broad range of transactions, including transactions that would not ordinarily be viewed as tax shelters, and to indirect participation in a reportable transaction (such as through a partnership). For example, a Member that is an individual will be required to disclose a tax loss resulting from the sale or exchange of his or her Units under Code Section 741 if the loss exceeds $2 million in any single taxable year or $4 million in the taxable year in which the transaction is entered into and the five succeeding taxable years. Those thresholds are $10 and $20 million, respectively, for Members that are C corporations and/or entities classified for federal tax purposes as partnerships  all the partners of which are C corporations  (looking through any such partners that are themselves so classified) and $50,000 in any single taxable year for individuals and trusts, either directly or through a pass-through entity, such as TEI Fund, from foreign currency transactions. Losses are adjusted for any insurance or other  compensation  received but determined without taking into account offsetting gains or other income or limitations on deductibility. Prospective investors are urged to consult with their own tax advisors with respect to the Regulations’ effect on an investment in TEI Fund.

30

UNRELATED BUSINESS TAXABLE INCOME

Generally, a tax-exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly  through a partnership in which it is a partner.

This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function. UBTI also includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition. With respect to its investments, if any, in partnerships that are engaged in a trade or business, the Master Fund’s income (or loss) from these investments may constitute UBTI if received directly by a tax-exempt organization.

Notwithstanding the extent to which the Master Fund directly or through the Hedge Funds generates income that would be treated as UBTI if received by a tax-exempt organization, such income should not be attributable to tax-exempt owners of Units in TEI Fund, as TEI Fund will not own a direct interest in the Master Fund. Rather, TEI Fund will invest in the Offshore Fund, and the Offshore Fund will own an interest in the Master Fund. Although the Offshore Fund might be considered to receive income that would be characterized as UBTI in the hands of a tax-exempt entity, the Offshore Fund is treated as a corporation for U.S. income tax purposes. As described above, a tax-exempt investor in an organization treated as a partnership for federal income tax purposes will be attributed its allocable share of UBTI generated by the partnership’s activities. UBTI, on the other hand (except in the case of a captive foreign insurance company, which the Offshore Fund is not), does not pass through to the shareholders of an organization that is treated as a corporation for federal income tax purposes. Accordingly, income from the activities or investments of the Offshore Fund will not be included in the income of a tax-exempt investor in calculating its UBTI, other than a tax-exempt investor which uses leverage to invest in TEI Fund.

A prospective investor should consult with, and rely solely upon, its tax adviser with respect to the tax consequences of receiving UBTI from TEI Fund.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in TEI Fund would likely be classified as a nonfunctionally related asset. A determination that an interest in TEI Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in TEI Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in TEI Fund is not significant in relation to the value of other assets held by a foundation. In some instances, an investment in TEI Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires more than 20% of the capital interest or profits interest of TEI Fund, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its interest in TEI Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from TEI Fund is “passive” within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that TEI Fund will meet such 95% gross income test. A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.  A private foundation may also be subject to a 1% or 2% tax on income from TEI Fund.

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Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA and the Code.  See “ERISA Considerations” in the Prospectus.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in TEI Fund. State and local tax laws might differ in the treatment of limited liability companies such as TEI Fund. A few jurisdictions might impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, TEI Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

TEI Fund has been organized under the laws of the State of Delaware and maintains its office and operations in New York. New York State does not currently impose any income tax on partnerships.  New York City does impose a tax on partnerships engaged in certain activities but there is an exception for partnerships which solely buy and sell securities for their own account.  Also, a non-resident Member’s distributive share of TEI Fund income will not be considered New York source income for purposes of the New York income tax if such non-resident Member is not otherwise engaged in a trade or business in New York and TEI Fund (including through the Offshore Fund, the Master Fund and the Hedge Funds) qualifies for a similar trading for one’s own account safe harbor.

Each Member will generally be required to include his or her share of partnership income in determining its taxable income in the state and local jurisdiction in which it is a resident.  Generally, tax-exempt investors would be exempt as well from state and local income taxes.  However, many states may have taxes similar to, or based on, UBTI.  To the extent an investment in TEI Fund does not generate UBTI for Federal tax purposes, it should also not generate UBTI for state tax purposes.

Since Members may be affected in different ways by state and local law, each prospective Member is advised to consult with, and rely solely upon, its tax advisor regarding state and local taxes in connection with an investment in TEI Fund.

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FINANCIAL STATEMENTS OF TEI FUND

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statement of Assets, Liabilities and Members' Capital

March 31, 2011

ASSETS
Investment in Rochdale Core Alternative Strategies Master Fund LLC	$37,999,888
Cash and Equivalents	352,075
Investments made in advance	375,000
Prepaid expenses	20,424
Receivable from Adviser	5,124

Total Assets	38,752,511

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Contributions received in advance	375,000
Distribution payable	352,075
Incentive fee payable	21,545
Professional fees payable	26,327
Investor servicing fee payable	47,947
Accrued expenses and other liabilities	5,274

Total Liabilities	828,168

Total Members' Capital	$37,924,343

The accompanying notes are an integral part of these financial statements

33

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statement of Operations

Year Ended March 31, 2011

NET INVESTMENT LOSS ALLOCATED FROM
ROCHDALE CORE ALTERNATIVE STRATEGIES
MASTER FUND LLC
Interest income	$3,465
Expenses	(642,218)

Net Investment Loss Allocated	(638,753)

FUND EXPENSES
Administration fees	9,874
Registration fees	22,552
Professional fees	66,021
Investor servicing fees (see Note 4)	95,741
Incentive fees (see Note 3)	35,296
Custody fees	1,175
Reports to members	1,126
Other expenses	5,088
Total Fund Expenses	236,873

Add expenses recouped (see Note 3)	17,796

Total Fund Expenses	254,669

Net Investment Loss	(893,422)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM ROCHDALE CORE ALTERNATIVE STRATEGIES
MASTER FUND LLC
Net realized loss on investments	(736,388)
Net change in unrealized appreciation/depreciation on investments	4,137,849

Net Realized and Unrealized Gain on Investments	3,401,461

Net Increase in Members' Capital Resulting from Operations	$2,508,039

The accompanying notes are an integral part of these financial statements

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Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statements of Changes in Members' Capital

	Year Ended March 31, 2011	Year Ended March 31, 2010
FROM OPERATIONS
Net investment loss	$(893,422)	$(795,902)
Net realized gain (loss) on investments	(736,388)	(650,521)
Net change in unrealized appreciation/depreciation on investments	4,137,849	4,340,395

Net Increase in Members' Capital Resulting From Operations	2,508,039	2,893,972

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' interests	3,700,091	3,862,091
Payments for purchases of members' interests	(6,912,040)	(760,642)
Net (Payments for) Proceeds of Members' Interests	(3,211,949)	3,101,449

Total Increase (Decrease) in Members' Capital	(703,910)	5,995,421

MEMBERS' CAPITAL
Beginning of year	38,628,253	32,632,832

End of year	$37,924,343	$38,628,253

The accompanying notes are an integral part of these financial statements

35

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statement of Cash Flows

Year Ended March 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$2,508,039
Adjustments to reconcile net increase in members' capital resulting from operations to net cash from operating activities:
Net change in unrealized appreciation/depreciation on investments	(4,137,849)
Realized loss on investments	736,388
Purchases of investments in Master Fund	(3,700,091)
Sales of investments in Master Fund	6,912,040
Net investment loss allocated from Master Fund	638,753
Expenses paid by the Master Fund	212,108
Changes in operating assets and liabilities:
Investments made in advance	(65,000)
Prepaid expenses	(7,793)
Receivable from Adviser	89
Contributions received in advance	65,000
Distribution payable	289,739
Incentive fee payable	20,448
Professional fees payable	6,942
Investor servicing payable	24,269
Accrued expenses and other liabilities	(1,394)
Net Cash from Operating Activities
3,501,688

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' interests	3,700,091
Payments for purchases of members' interests	(6,912,040)
Net Cash Flows used in Financing Activities	(3,211,949)

Net Change in Cash and Cash Equivalents	289,739

CASH AND CASH EQUIVALENTS
Balance at beginning of year	62,336

Balance at end of year	$352,075

The accompanying notes are an integral part of these financial statements

36

Rochdale Core Alternative Strategies
Fund TEI LLC and Subsidiary

Notes to Financial Statements
1.    Organization

Rochdale Core Alternative Strategies Fund TEI LLC (the “TEI Fund”) and its subsidiary, Rochdale Core Alternative Strategies Fund (Cayman) LDC (the "Offshore Fund") together constitute the "Fund".  The TEI Fund is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The TEI Fund commenced investment operations on July 1, 2007. The TEI Fund’s investment objective is to seek long-term growth of principal across varying market conditions with low volatility. “Low volatility” in this objective means the past monthly net asset value fluctuations of the TEI Fund net asset value that are no greater than the rolling 10-year annualized standard deviation of the monthly ups and downs of the higher of: (1) the return of the Barclays Capital Aggregate Bond Index plus 3% or (2) half of the return of the Standard & Poor’s 500-stock Index.

The TEI Fund invests substantially all of its investable assets in the Offshore Fund, a Cayman Islands limited duration company with the same investment objective as the TEI Fund.  The Offshore Fund in turn invests substantially all of its investable assets in Rochdale Core Alternative Strategies Master Fund LLC (the “Master Fund”), a registered investment company with the same investment objective as the Offshore Fund and the TEI Fund. The Offshore Fund serves solely as an intermediate entity through which the TEI Fund invests in the Master Fund.  The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investible assets.  Rochdale Investment Management LLC (the “Manager”, "Adviser" or “Rochdale”) is the investment adviser to the Master Fund.  The Manager is also the adviser to Rochdale Core Alternative Strategies Fund, LLC, which also invests all of its investable assets with the Master Fund.  The Manager delegates sub-investment advisory responsibilities to PineBridge Investments (the “Sub-Adviser”) with respect to the Master Fund.

The Manager has engaged the Sub-Adviser to provide sub-investment advisory services.  The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the TEI Fund’s financial statements.  At March 31, 2011, the TEI Fund's beneficial ownership of the Master Fund's net assets was 64.42%.

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Rochdale Core Alternative Strategies
Fund TEI LLC and Subsidiary

Notes to Financial Statements

1.            Organization (continued)

The TEI Fund reserves the right to reject any subscriptions for Interests in the TEI Fund.  Generally, initial and additional subscriptions for investment (or "Member Interests") in the TEI Fund by eligible Members may be accepted at such times as the TEI Fund may determine.  Each Member must be a qualified investor and subscribe for a minimum initial investment in the TEI Fund of $25,000.  Additional investments in the Fund must be made in a minimum amount of $10,000.  Brokers selling the TEI Fund may establish higher minimum investment requirements than the TEI Fund.  The TEI Fund from time to time may offer to repurchase member interests in the TEI Fund at such times and on such terms as may be determined by the TEI Fund's Board in its complete and absolute discretion.  TEI Fund interests must be held for at least six months after initial purchase (or for a second six-month period as described below).  Members must hold TEI Fund interests for at least six months before being eligible to request that the TEI Fund repurchase TEI Fund interests during a tender offer.  If no such request is made by a Member during a tender offer, such Member must hold TEI Fund interests for a second six-month period before submitting an initial request.

2.            Significant Accounting Policies

The following is a summary of significant accounting policies followed by the TEI Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The TEI Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the TEI Fund’s financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

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Rochdale Core Alternative Strategies
Fund TEI LLC and Subsidiary

Notes to Financial Statements

2.            Significant Accounting Policies

Fair Value Measurements (continued)

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the TEI Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the TEI Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

For the fiscal year ended March 31, 2011, the TEI Fund’s investment consisted entirely of an investment in the Master Fund. The fair value hierarchy of the Master Fund’s investments is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The impact of this standard is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

Investments Valuation

The net asset value of the TEI Fund is determined as of the close of business at the end of each month. The net asset value of the TEI Fund equals the value of the assets of the TEI Fund, less liabilities, including accrued fees and expenses.

The TEI Fund's investment in the Master Fund represents substantially all of the TEI Fund's assets.  All investments owned are carried at fair value, which is the portion of the net asset value of the Master Fund held by the TEI Fund.

The accounting for and valuation of investments by the Master Fund is discussed in the notes to the financial statements for the Master Fund, which are an integral part of these financial statements.

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Rochdale Core Alternative Strategies
Fund TEI LLC and Subsidiary

Notes to Financial Statements

2.            Significant Accounting Policies (continued)

Investments Valuations (continued)

The TEI Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Investment Income Recognition

Purchases and sales of investments in the Master Fund are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income as allocated from the Master Fund based upon its ownership interest.

Fund Expenses

The direct expenses of the TEI Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; costs of computing the TEI Fund’s net asset value; costs of insurance; registration expenses, expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.  The TEI Fund, as an investor in the Master Fund, recognizes its share of the fees and expenses of the Master Fund (including a management fee and incentive fee).

Income Taxes

The TEI Fund's tax year end is December 31.  The TEI Fund is treated as a partnership for Federal income tax purposes, whereby each Member of the TEI Fund is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

Effective September 30, 2007, the TEI Fund adopted authoritative guidance on uncertain tax positions.  The TEI Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect the TEI Fund’s liquidity or future cash flows, or its treatment as a flow through entity, pursuant to relevant income tax regulations.  As of March 31, 2011, the TEI Fund’s tax years 2007 through 2010 remain open and subject to examination by relevant taxing authorities.

Distribution Policy

The TEI Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members.  The amount and frequency of distributions, if any, will be at the sole discretion of the Board.

40

Rochdale Core Alternative Strategies
Fund TEI LLC and Subsidiary

Notes to Financial Statements

2.            Significant Accounting Policies (continued)

Capital Accounts

Net profits or net losses of the TEI Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with Members' respective investment percentage in the TEI Fund.  Net profits or net losses are measured as the net change in the value of the net assets of the TEI Fund during each month, before giving effect to any repurchases of interest in the TEI Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the TEI Fund, other than in accordance with the each Members' respective investment percentage.

Prior to the end of each quarter and year end, the TEI Fund receives Member contributions with an effective subscription date of the first day of the following month. These contributions are held by the Master Fund and have an effective investment date of first day of the following month. The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

Cash and Cash Equivalents

The TEI Fund considers all highly liquid investments with a maturity of ninety days or less at time of purchase to be cash equivalents.

Consolidation

The financial statements of the TEI Fund includes the Offshore Fund, its wholly owned subsidiary.  All inter-company transactions have been eliminated in consolidation.

Subsequent Events

In preparing these financial statements, the TEI Fund has evaluated events after March 31, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

3.            Commitments and Other Related Party Transactions

The Manager has contractually agreed to waive and/or reimburse the expenses of the TEI Fund and the Master Fund, to the extent needed to limit their combined annual operating expenses to 2.25% of net assets.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed.  The TEI Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.  For the fiscal year ended March 31, 2011, the Manager recouped $17,796 of fees and expenses.

41

Rochdale Core Alternative Strategies
Fund TEI LLC and Subsidiary

Notes to Financial Statements

3.            Commitments and Other Related Party Transactions (continued)

The Sub-Adviser is entitled to receive a performance-based incentive fee equal to 10% of the net profits(taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”). The Incentive Fee will be accrued monthly and is generally payable annually on a calendar year basis. The Preferred Return is an annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.

4.            Investor Servicing Fees

The TEI Fund pays a fee to RIM Securities, LLC, an affiliate of the Manager, as Distributor to reimburse it for payments made to broker-dealers and certain financial advisers (“Investor Service Providers”) that have agreed to provide ongoing investor services to investors in the TEI Fund that are their customers.  This fee is paid quarterly and in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.25% (on an annualized basis) of the aggregate value of outstanding interests held by investors that receive services from the Investment Service Provider, determined as of the last day of the calendar month (before any repurchase of Member interests); or (ii) the Distributor’s actual payments to the Investment Service Provider.

5.            Concentration, Liquidity and Off-Balance Sheet Risks

The Master Fund invests primarily in Hedge Funds that are illiquid securities and not registered under the 1940 Act.  Such Hedge Funds invest in actively traded securities, illiquid securities, derivatives and other financial instruments using several investment strategies and investment techniques, including leverage, which may involve significant risks. The Master Fund's concentration and liquidity risks are discussed in the notes to the Master Fund's financial statements which are attached elsewhere in this report and are an integral part of these financial statements.

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various derivatives and financial instruments and enter into various investment activities with off-balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in the notes to the Master Fund's financial statements which are attached elsewhere in this report and are an integral part of these financial statements.

6.            Investment Transactions

For the fiscal year ended March 31, 2011, the TEI Fund's assets were invested in the Master Fund and the TEI Fund made aggregate purchases of $3,700,091 and aggregate sales of $6,912,040 in the Master Fund.

42

Rochdale Core Alternative Strategies
Fund TEI LLC and Subsidiary

Notes to Financial Statements

7.            Issuer Tender Offer

The TEI Fund offered to purchase up to $3,500,000 of Interests in the TEI Fund thereof properly tendered by Members at a price equal to the net asset value of Interests as of December 31, 2010.  For Interests tendered, the Member received a promissory note entitling the Member to a cash amount equal to at least 90% of the net asset value calculated on December 31, 2010, of the Interests tendered and accepted for purchase by the TEI Fund, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 22, 2010.  The offer terminated at 5:00 p.m., Eastern Time, on October 20, 2010.  Pursuant to the amended issuer tender offer filed with the Securities and Exchange Commission on January 26, 2011, Interests in the TEI Fund with a net asset value of $3,520,216 as determined as of the valuation date, were tendered and accepted by the TEI Fund.  Since the amount of Interests tendered and accepted was greater than the amount offered to purchase, the redemptions were prorated.

43

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Financial Highlights

				Period from
				July 1, 2007
				(Commencement of
				Operations)
	Year Ended	Year Ended	Year Ended	through
TOTAL RETURN	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008
Total Return before incentive fee	6.69%	8.48%	(11.68%)	(5.11%)
Incentive fee	(0.09%)	(0.02%)	0.00%	0.00%
Total Return after incentive fee	6.60%	8.46%	(11.68%)	(5.11%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$37,924	$38,628	$32,633	$30,573
Portfolio Turnover	20.28%	20.91%	19.34%	1.39%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Net investment loss, before waivers/reimbursements or recoupment	(2.28%)	(2.41%)	(2.10%)	(2.36%)
Net investment loss, after waivers/reimbursements or recoupment	(2.33%)	(2.49%)	(2.13%)	(1.80%)

RATIO OF EXPENSES TO AVERAGE NET ASSETS, BEFORE
INCENTIVE FEE

Operating expenses, before waivers/reimbursements or recoupment	2.20%	2.17%	2.22%	2.81%
Operating expenses, after waivers/reimbursements or recoupment	2.25%	2.25%	2.25%	2.25%

RATIO OF EXPENSES TO AVERAGE NET ASSETS, NET OF WAIVERS
AND REIMBURSEMENTS AFTER INCENTIVE FEE

Operating expenses, after waivers and reimbursements or recoupment	2.25%	2.25%	2.25%	2.25%
Incentive fee	0.09%	0.02%	0.00%	0.00%
Total Operating expenses, after waivers/reimbursements or recoupment, after incentive fee	2.34%	2.27%	2.25%	2.25%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these TEI Fund returns based on the timing of capital transactions.  The total return for periods less than one year are not annualized.

Portfolio turnover represents the Master Fund's portfolio turnover for the periods above.  The ratios of net investment loss to average net assets and ratios of expenses to average net assets are annualized for periods of less than one year. The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The accompanying notes are an integral part of these financial statements

See Report of Independent Registered Public Accounting Firm

44

Report of Independent Registered Public Accounting Firm

The Members and
Board of Directors of
Rochdale Core Alternative Strategies
Fund TEI LLC

We have audited the accompanying consolidated statement of assets, liabilities and members' capital of Rochdale Core Alternative Strategies Fund TEI LLC and subsidiary (the “Fund”), as of March 31, 2011, and the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2011 and 2010, and the financial highlights for the years ended March 31, 2011, 2010, 2009 and for the period from July 1, 2007 (commencement of operations) through March 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in the notes to the consolidated financial statements, the Fund invests substantially all of its assets in Rochdale Core Alternative Strategies Master Fund LLC (the “Master Fund).”  The audited financial statements of the Master Fund are attached and are an integral part of the Fund's consolidated financial statements.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2011 and the results of its operations and its cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2011 and 2010 and its financial highlights for the years ended March 31, 2011, 2010, 2009 and for the period from July 1, 2007 (commencement of operations) through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 31, 2011

One Grand Central Place 60 East 42nd St. New York, NY, 10165 212.286.2600 tel 212.286.4080 fax
www.odmd.com

45

FINANCIAL STATEMENTS OF MASTER FUND

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2011

ASSETS
Investments, at fair value (cost $50,407,844)	$57,821,697
Receivable for fund investments sold	2,105,527
Prepaid expenses	96
Interest receivable	87

Total Assets	59,927,407

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Management fees payable	61,784
Contributions received in advance	725,000
Accrued professional fees payable	66,225
Accrued expenses and other liabilities	84,313

Total Liabilities	937,322

Total Members' Capital	$58,990,085

The accompanying notes are an integral part of these financial statements

46

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Operations

Year Ended March 31, 2011

INVESTMENT INCOME
Interest income	$5,232

Investment Income	5,232

EXPENSES
Management fees (see Note 4)	726,299
Professional fees	100,866
Administration fees	112,041
Directors' fees	18,892
Custody fees	6,705
Reports to members	1,262
Other expenses	7,192

Total Expenses	973,257

Net Investment Loss	(968,025)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized loss on investments	(1,165,122)
Net change in unrealized appreciation/depreciation on investments	6,330,075

Net Realized and Unrealized Gain on Investments	5,164,953

Net Increase in Members' Capital Resulting from Operations	$4,196,928

The accompanying notes are an integral part of these financial statements

47

Rochdale Core Alternative Strategies Master Fund LLC

Statements of Changes in Members' Capital

	Year Ended March 31, 2011	Year Ended March 31, 2010
FROM OPERATIONS
Net investment loss	$(968,025)	$(891,812)
Net realized loss on investments	(1,165,122)	(1,004,583)
Net change in unrealized appreciation/depreciation on investments	6,330,075	6,632,485

Net Increase in Members' Capital Resulting From Operations	4,196,928	4,736,090

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' interests	6,139,018	5,088,553
Payments for purchases of members' interests	(8,961,701)	(2,567,537)
Net (Payments for) Proceeds of Members' Interests	(2,822,683)	2,521,016

Total Increase in Members' Capital	1,374,245	7,257,106

MEMBERS' CAPITAL
Beginning of year	57,615,840	50,358,734

End of year	$58,990,085	$57,615,840

The accompanying notes are an integral part of these financial statements

48

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Cash Flows

Year Ended March 31, 2011

CASH FLOW FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$4,196,928
Adjustments to reconcile net increase in members' capital
resulting from operations to net cash from operating activities:
Purchases of investments	(36,305,270)
Sales of investments	40,009,291
Net change in unrealized appreciation/depreciation on investments	(6,330,075)
Net realized loss from investments	1,165,122
Change in Operating Assets and Liabilities:
Investments made in advance	2,000,000
Receivable for fund investments sold	(1,937,645)
Prepaid expenses	7,190
Interest receivable	125
Management fees payable	(56,560)
Contributions received in advance	15,000
Professional fees payable	16,940
Accrued expense and other liabilities	41,637

Net Cash from Operating Activities	2,822,683

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' interests	6,139,018
Payments for purchases of members' interests	(8,961,701)
Net Cash used in Financing Activities	(2,822,683)

Net Change in Cash and Cash Equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements

49

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments

March 31, 2011

				Redemptions
	Percentage of				Notice Period
Long-Term Investment Funds1:	Members' Capital	Cost	Fair Value	Frequency	# of Days

Equity Long / Short:

Absolute Partners Fund LLC	3.12%	$1,750,000	$1,839,631	Monthly	90
Alphagen Rhocas	3.82	1,750,000	2,254,352	Monthly	30
Blackthorn Partners, LP	3.70	1,620,085	2,181,027	Monthly	45
Clovis Capital Partners Institutional, LP	4.74	2,575,000	2,795,864	Quarterly	45
Criterion Institutional Partners, LP	3.48	1,750,000	2,050,684	Monthly	45
FrontPoint Offshore Asia Pacific Fund, Ltd.	1.82	1,000,000	1,074,989	Quarterly	45
Hunter Global Investors Fund I LP	4.98	2,575,000	2,940,087	Quarterly	30
LAE Fund L.P.	2.53	1,500,000	1,495,801	Monthly	30
Sandler Associates	4.96	2,500,000	2,926,829	Quarterly	30
Seligman Health Spectrum Plus Fund LLC	3.75	1,750,000	2,210,056	Monthly	30
Standard Global Equity Partners SA, LP	4.74	2,500,000	2,796,459	Quarterly	45
	41.64	21,270,085	24,565,779

Event / Multi-Strategy:

Bennelong Asia Pacific Multi Strategy Equity Fund, LP	0.23	165,549	133,951	**	**
Brencourt Multi Strategy Arbitrage, LP	0.47	119,429	278,576	**	**
Brigade Leveraged Capital Structures Fund LP	6.07	2,800,000	3,579,071	Quarterly	60
Canyon Value Realization Fund, LP	3.95	2,000,000	2,330,264	Annually	100
Castlerigg Partners	0.29	214,270	171,701	**	**
GoldenTree Partners LP	4.38	1,882,875	2,583,786	Quarterly	90
GoldenTree Partners LP2	0.62	267,125	366,564	**	**
HBK Fund II L.P.	5.60	3,000,000	3,305,271	Quarterly	90
King Street Capital LP	0.28	108,791	163,424	**	**
OZ Asia Domestic Partners, LP	3.75	2,000,000	2,213,066	Annually	45
Polygon Global Opportunities Fund, LP	0.66	921,277	389,795	*	*
Satellite Fund II LP	0.01	48,603	7,421	*	*
Stark Select Asset Fund LLC3	0.37	206,303	216,402	**	**
SuttonBrook Capital Partners, LP	5.40	3,202,351	3,181,929	Monthly	30
York Capital Management, LP	5.58	3,000,000	3,293,729	Quarterly	45
	37.66	19,936,573	22,214,950

Global Macro Strategy:

Blenheim Commodity Fund, LLC	3.43	1,500,000	2,020,923	Monthly	65
Boronia Diversified Fund (U.S.) LP	1.40	750,000	826,308	Monthly	30
CamCap Resources, LP	2.45	1,250,000	1,444,318	Quarterly	60
Caxton Global Investments (USA) LLC	0.09	48,865	55,507	**	**
Dynamic	1.54	609,606	908,491	Monthly	30
MKP Opportunity Partners, LP	2.19	1,250,000	1,294,475	Monthly	60
Robeco Transtrend Diversified Fund LLC	2.98	1,500,000	1,757,517	Monthly	5
Sunrise Commodities Fund	2.63	1,110,000	1,550,714	Monthly	15
	16.71	8,018,471	9,858,253

Total Long-Term Investment Funds:	96.01%	$49,225,129	$56,638,982

Short-Term Investment:

Money Market Fund:
Federated Prime Obligations Fund-Institutional Class, 0.16% 4	2.01%	$1,182,715	$1,182,715

Total Investments	98.02%	$50,407,844	$57,821,697

The accompanying notes are an integral part of these financial statements

50

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2011

1. All investments are non-income producing.
2. This Fund is a side pocket of GoldenTree Partners LP.
3. This Fund is a side pocket of Stark Investments Limited Partnership.
4. 7-Day Yield.

* Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors.  Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.  Redemptions are currently suspended for Polygon Global Opportunities Fund, LP and Satellite Fund II LP, as the funds are in process of being liquidated or restructured.

** Special Investments have been established for Bennelong Asia Pacific Multi Strategy Equity Fund, LP, Brencourt Multi Strategy Arbitrage, LP, Castlerigg Partners, GoldenTree Partners LP, King Street Capital LP, Stark Select Asset Fund LLC and Caxton Global Investments (USA) LLC.  These investments are long-term and illiquid.

Equity Long / Short.  Equity investing involves the purchase and / or sale of listed or unlisted equity and equity-related Financial Instruments usually based on fundamental research and analysis.  Hedge Fund Managers may invest opportunistically in several sectors or they may be sector specialists.  These Hedge Fund Managers may be globally or regionally focused.  Hedge Fund Managers may also have a style bias, such as growth or value.  The average holding period of Hedge Fund Managers may vary as well between long-term or short-term trading.  Some Hedge Fund Managers may also take a top-down thematic approach while others utilize a bottoms-up approach pursuant to which individual securities are selected.

Event / Multi-Strategy.  Multi-strategy investing is an investment strategy that focuses on the securities of companies undergoing some material structural changes.  These changes can come in the form of mergers, acquisitions, spin offs, Dutch tender offers, share buybacks and other reorganizations.  This strategy also seeks to exploit relative value inefficiencies across the capital structure or among closely related markets, generally without assuming an unhedged exposure to any particular market or financial instrument.

Global Macro Strategy.  Macro strategies take long, short and relative value positions in Financial Instruments based on a top-down fundamental and technical analysis of capital market conditions.  Hedge Fund Managers begin evaluating opportunities based on economic and/or technical factors, working their way down to regional, country and industry specific analysis.  The Hedge Fund Managers make judgements about the expected future price direction of asset classes and express that opinion by taking long or short positions in a variety of instruments.  Investments are usually made in a wide variety of global futures, cash instruments and other Financial Instruments, including stocks, bonds, currencies, derivatives and commodities.

The accompanying notes are an integral part of these financial statements

51

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments (continued)

March 31, 2011

Strategy Allocation Breakdown
(as a % of total investments)

Money Market Fund
2.05%
Global Macro Strategy
17.05%
Equity Long/Short Strategy
42.48%
Event / Multi - Strategy
38.42%

The accompanying notes are an integral part of these financial statements

52

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

The accompanying notes are an integral part of these financial statements

1.           Organization

Rochdale Core Alternative Strategies Master Fund LLC (the "Master Fund") is a closed-end, non-diversified management Investment Company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006 and serves as a master fund in a master feeder structure. Interests in the Master Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. The Master Fund is a registered investment company under the Investment Company Act of 1940.

Rochdale Investment Management LLC (the “Manager”, "Adviser" or “Rochdale”) is the investment adviser to the Master Fund. The Manager delegates sub-investment advisory responsibilities to PineBridge Investments (the “Sub-Adviser”) with respect to the Master Fund.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Hedge Funds" or "Investment Funds”), that pursue a variety of “absolute return” investment strategies. “Absolute return” refers to a broad class of investment strategies that attempt to consistently generate positive returns regardless of market conditions.

The Master Fund’s investment objective is to seek long-term growth of principal across varying market conditions with low volatility. “Low volatility” in this objective means the past monthly net asset value fluctuations of the Master Fund’s net asset value that is no greater than the rolling 10-year annualized standard deviation of the monthly ups and downs of the higher of: (1) the return of the Barclays Capital Aggregate Bond Index plus 3% or (2) half of the return of the Standard & Poor’s 500-stock Index.  Master Fund investments generally fall within the following broadly defined investment fund strategies: equity long/short, event/multi-strategy driven and global macro.

2.           Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

53

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

2.           Significant Accounting Policies (continued)

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Master Fund’s financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

54

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

2.           Significant Accounting Policies (continued)

Investments Valuation

Investments are carried at fair value. The fair value of alternative investments has been estimated using the Net Asset Value (“NAV”) as reported by the management of the respective alternative investment fund. Financial Accounting Standards Board (FASB) guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of alternative investments. NAV reported by each alternative investment fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein and their classification within Level 2 or 3 is based on the Master Fund’s ability to redeem its interest in the near term and liquidate the underlying portfolios.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; an incentive fee; costs of computing the Master Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31.  The Master Fund is treated as a partnership for Federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

Effective September 30, 2007, the Master Fund adopted authoritative guidance on uncertain tax positions.  The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect its liquidity or future cash flows.  As of March 31, 2011, the Master Fund’s tax years 2007 through 2010 remain open and subject to examination by relevant taxing authorities.

55

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

2.           Significant Accounting Policies (continued)

Subsequent Events

In preparing these financial statements, the Master Fund has evaluated events after March 31, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Capital Accounts

Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with Members' respective investment percentages of the Master Fund.  Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter and year end, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month.  These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

56

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

3.           Fair Value Disclosures

Investments in Partnerships and Limited Liability Entities

The following alternative and temporary investments were measured at fair value as of March 31, 2011 using the practical expedient:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Alternative Investments	$-	$34,244,836	$22,394,146	$56,638,982
Short-Term Investment	1,182,715	-	-	1,182,715
Total Investments	$1,182,715	$34,244,836	$22,394,146	$57,821,697

The following is a reconciliation of the beginning and ending balances for Level 3 investments during the fiscal year ended March 31, 2011:

Alternative Investments

Beginning balance	$54,763,619

Total Realized Gains/(Losses)	(1,314,206)
Change in Unrealized Gains/Losses	3,742,003

Purchases	5,500,000
Sales	(9,162,549)

Transfers in and/or out of Level 3	(31,134,721)

Ending balance	$22,394,146

Unrealized gains relating to Level 3 alternative investments still held at March 31, 2011 are $2,861,059.

57

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

3.           Fair Value Disclosures (continued)

Investments in Partnerships and Limited Liability Entities (continued)

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The impact of this standard is disclosed in Note 3.

There were no significant transfers into or out of Level 1 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

Transfers into and out of each level of the fair value hierarchy for assets measured at fair value for the fiscal year ended March 31, 2011 were as follows:

	Transfers into Level 2	Transfers (out) of Level 3
Alternative Investments:

Equity Long / Short	$19,912,765	$(19,912,765)

Event Multi-Strategy	6,392,643	(6,392,643)

Global Macro Strategy	4,829,313	(4,829,313)

	$31,134,721	$(31,134,721)

For the fiscal year ended March 31, 2011, the alternative investments transferred from Level 3 to Level 2 were as a result of increased liquidity.

4.           Commitments and Other Related Party Transactions

Management and Incentive Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), Rochdale Investment Management LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the Manager for the Master Fund.  The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing these services.

58

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

4.           Commitments and Other Related Party Transactions (continued)

Management and Incentive Fees (continued)

The Manager has engaged the Sub-Adviser to provide sub-investment advisory services.  The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The investment management fee is shared by the Manager and the Sub-Adviser. The Master Fund will pay the Manager an investment management fee at an annual rate equal to 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests. The investment management fee is accrued monthly. The investment management fee will be paid to the Manager out of the Master Fund’s assets.

The Manager will pay a fee to the Sub-Adviser at a rate equal to 60% of the amount of the fee earned by the Manager pursuant to the Investment Management Agreement.

The Sub-Adviser through the feeder funds is entitled to receive a performance-based incentive fee equal to 10% of the net profits(taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”). The Incentive Fee will be accrued monthly and is generally payable annually on a calendar year basis. The Preferred Return is an annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.

Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Master Fund’s expenses to the extent needed to limit the Master Fund’s annual operating expenses combined with the annual operating expenses of Rochdale Core Alternative Strategies Fund LLC or Rochdale Core Alternative Strategies Fund TEI LLC (the “Feeder Funds”) to 2.25% of net assets for each Feeder Fund.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.

59

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

4.           Commitments and Other Related Party Transactions (continued)

Expense Reimbursement (continued)

Amounts receivable as a result of these reimbursements in the Rochdale Core Alternative Strategies Fund LLC were $27,673. Amounts payable as a result of these reimbursements in the Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary were $17,796.

5.           Investment Risks and Uncertainties

Alternative Investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective alternative investment’s management.  Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

6.           Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Hedge Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Hedge Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

60

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

6.           Concentration, Liquidity and Off-Balance Sheet Risk (continued)

Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.  Redemptions are currently restricted for certain Hedge Funds with a fair value at March 31, 2011 aggregating $1,783,341 as noted in the Schedule of Investments.

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund's risk of loss in these Hedge Funds is limited to the value of its own investments reported in these financial statements by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

7.           Investment Transactions

For the fiscal year ended March 31, 2011, the aggregate purchases (excluding short-term securities) were $11,250,759 and sales of investments were $14,540,349.

8.           Issuer Tender Offer

The Master Fund offered to purchase up to $5,000,000 of Interests in the Master Fund properly tendered at a price equal to the net asset value of Interests as of December 31, 2010.  For Interests tendered, the security holder received a promissory note entitling the security holder to a cash amount equal to at least 90% of the net asset value calculated on December 31, 2010, of the Interests tendered and accepted for purchase by the Master Fund, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 22, 2010.  The offer terminated at 5:00 p.m., Eastern Time, on October 20, 2010.  Pursuant to the amended issuer tender offer filed with the Securities and Exchange Commission on January 26, 2011, Interests with a net asset value of $3,544,726 as determined as of the valuation date, were tendered and accepted by the Master Fund.

61

Rochdale Core Alternative Strategies Master Fund LLC

Financial Highlights

				Period from
				July 1, 2007
				(Commencement of
				Operations)
	Year Ended	Year Ended	Year Ended	through
	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008
TOTAL RETURN - NET	7.32%	9.16%	(11.14%)	(5.01%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$58,990	$57,616	$50,359	$48,948
Portfolio Turnover	20.32%	20.91%	19.34%	1.39%

Ratio of Net Investment Loss to Average Net Assets	(1.67%)	(1.83%)	(1.55%)	(1.57%)

Ratio of Expenses to Average Net Assets	1.68%	1.69%	1.67%	1.86%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.  The total return for periods less than one year are not annualized.

The ratios of net investment loss to average net assets and ratios of expenses to average net assets are annualized for periods of less than one year.  The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

The accompanying notes are an integral part of these financial statements

See Report of Independent Registered Public Accounting Firm

62

Report of Independent Registered Public Accounting Firm

The Members and
Board of Directors of
Rochdale Core Alternative Strategies
Master Fund LLC

We have audited the accompanying statement of assets, liabilities and members' capital of Rochdale Core Alternative Strategies Master Fund LLC (the “Fund”), including the schedule of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2011 and 2010, and the financial highlights for the years ended March 31, 2011, 2010, 2009 and for the period from July 1, 2007 (commencement of operations) through March 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of cash and investments as of March 31, 2010, by correspondence with the custodian and investment managers, respectively, or by other appropriate auditing procedures where replies from investment managers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2011 and the results of its operations and its cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2011 and 2010 and its financial highlights for the years ended March 31, 2011, 2010, 2009 and for the period from July 1, 2007 (commencement of operations) through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 31, 2011

One Grand Central Place 60 East 42nd St. New York, NY, 10165 212.286.2600 tel 212.286.4080 fax
www.odmd.com

63

APPENDIX A:

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings

AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, - Bonds rated BB, B, CCC, CC, and are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s corporate bond ratings

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair a mentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as “high grade bonds.” They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

A-1

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MODIFIERS - Moody’s may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody’s commercial paper ratings

Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries;

•	High rates of return on funds employed;

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection;

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

A-2